Exhibit 99.1


TOM E. ROESSER                      3241-0
KATHERINE G. LEONARD                5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                                                      | CASE NO. 03-00817
                                                           |
HAWAIIAN AIRLINES, INC., a                                 | (Chapter 11)
Hawaii corporation,                                        |
                                                           |
                  Debtor.                                  |
------------------------------------------------------------



                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                 SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

     Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian

Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the

"Debtor") by and through his undersigned counsel, hereby submits the Monthly

Operating Report, pursuant to the United States Trustee's Operating and

Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the

Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

     The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L. R.

2015-7.

     DATED: Honolulu, Hawaii, October 20, 2003.

                                         /s/ Tom E. Roesser
                                         -----------------------------
                                         CARLSMITH BALL LLP
                                         TOM E. ROESSER
                                         KATHERINE G. LEONARD

                                         HENNIGAN, BENNETT & DORMAN LLP
                                         BRUCE BENNETT
                                         SIDNEY P. LEVINSON
                                         JOSHUA D. MORSE
                                         JOHN L. JONES, II

                                         Counsel for JOSHUA GOTBAUM,
                                         CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                         AIRLINES, INC.

                           HAWAIIAN AIRLINES, INC.,


                                SEPTEMBER 2003

                           STATEMENT OF OPERATIONS


                                                                           HAWAIIAN AIRLINES, INC.
                                                                Condensed Statement of Operations (Unaudited)

(Actual amounts in thousands)                                  ONE MONTH ENDED                NINE MONTHS ENDED
                                                                September 30,                   September 30,
                                                        --------------------------------------------------------------
                                                                     2003                           2003
                                                        --------------------------------------------------------------
Operating Revenues:
 Passenger......................................                  $      46,611                    $     462,243
 Charter........................................                            687                           20,126
 Cargo                                                                    2,407                           20,627
 Other                                                                    2,308                           17,969
                                                        --------------------------------------------------------------
   Total........................................                         52,013                          520,965
                                                        --------------------------------------------------------------
Operating Expenses:
 Wages and benefits.............................                         16,281                          158,977
 Aircraft fuel, including taxes and oil ........                          7,685                           72,219
 Maintenance materials and repairs..............                          2,664                           36,672
 Aircraft rent..................................                          8,487                           80,540
 Other rental and landing fees..................                          2,015                           18,754
 Sales commissions..............................                            316                            3,253
 Depreciation and amortization..................                            657                            5,396
 Special credit (Emergency Wartime Act).........                              -                         (17,497)
 Other                                                                    9,164                          104,808
                                                        --------------------------------------------------------------
   Total........................................                         47,269                          463,122
                                                        --------------------------------------------------------------

Operating Income................................                          4,744                           57,843
                                                        --------------------------------------------------------------
Nonoperating Income (Expense):
 Reorganization items, net......................                          (775)                         (10,334)
 Interest and amortization of debt expense......                           (24)                            (347)
 Interest Income................................                              -                              234
 Gain (loss) on disposition of equipment........                           (16)                             (27)
Other, net......................................                             22                              317
                                                        --------------------------------------------------------------
   Total........................................                          (793)                         (10,157)
                                                        --------------------------------------------------------------

Income Before Taxes.............................                          3,951                           47,686

Income Taxes:
 Income tax expense.............................                              -                                -
                                                        --------------------------------------------------------------

Net Income......................................                  $       3,951                    $      47,686
                                                        ==============================================================


                                                                           HAWAIIAN AIRLINES, INC.
                                                                Condensed Statement of Operations (Unaudited)

(Actual amounts in thousands)                                 THREE MONTHS ENDED
                                                                September 30,

                                                        -------------------------------
                                                                     2003
                                                        -------------------------------
Operating Revenues:
 Passenger......................................                  $     179,256
 Charter........................................                          2,033
 Cargo                                                                    7,524
 Other                                                                    7,421
                                                        -------------------------------
   Total........................................                        196,234
                                                        -------------------------------
Operating Expenses:
 Wages and benefits.............................                         51,147
 Aircraft fuel, including taxes and oil ........                         24,122
 Maintenance materials and repairs..............                          9,888
 Aircraft rent..................................                         23,729
 Other rental and landing fees..................                          6,401
 Sales commissions..............................                          1,127
 Depreciation and amortization..................                          1,819
 Other                                                                   33,978
                                                        -------------------------------
   Total........................................                        152,211
                                                        -------------------------------
Operating Income................................                         44,023
                                                        -------------------------------
Nonoperating Income (Expense):
 Reorganization items, net......................                        (4,117)
 Interest and amortization of debt expense......                           (75)
 Interest Income................................                              -
 Gain (loss) on disposition of equipment........                           (16)
Other, net......................................                            125
                                                        -------------------------------
   Total........................................                        (4,083)
                                                        -------------------------------

Income Before Taxes.............................                         39,940

Income Taxes:
 Income tax expense.............................                              -
                                                        -------------------------------

Net Income......................................                  $      39,940
                                                        ===============================




                                           HAWAIIAN AIRLINES, INC.
                                      Condensed Balance Sheet (Unaudited)


(Actual amounts in thousands)                                            September 30,                  December 31,
                                                                             2003                          2002
                                                                       -----------------------       -----------------------
ASSETS
Current Assets:
   Cash and cash equivalents.....................................              $ 81,863                       $ 71,907
   Restricted cash...............................................                57,433                         23,202
   Accounts receivable...........................................                37,359                         28,093
   Inventories...................................................                12,273                          4,408
   Prepaid expenses and other....................................                27,726                         14,104
                                                                       -----------------------       -----------------------
       Total current assets......................................               216,654                        141,714
                                                                       -----------------------       -----------------------

Noncurrent Assets:
   Property and equipment, less accumulated depreciation.........                44,407                         45,685
   Reorganization value in excess of identifiable assets.........                28,320                         28,320
   Other assets..................................................                39,129                         41,277
                                                                       -----------------------       -----------------------
      Total noncurrent assets....................................               111,856                        115,282
                                                                       -----------------------       -----------------------

       Total Assets..............................................            $  328,510                     $  256,996
                                                                       =======================       =======================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities..............................................
   Current portion of long-term debt.............................              $      -                     $    2,153
   Current capital lease obligation..............................                     -                          1,096
   Accounts payable..............................................                43,842                         79,682
   Accrued liabilities...........................................                44,145                         61,780
   Air traffic liability.........................................               118,920                        109,974
                                                                       -----------------------       -----------------------
      Total current liabilities..................................               206,907                        254,685
                                                                       -----------------------       -----------------------

Noncurrent Liabilities:
   Long-term debt................................................                     -                            833
   Noncurrent capital lease obligation...........................                     -                          2,358
   Other liabilities and deferred credits........................               148,588                        140,850
                                                                       -----------------------       -----------------------
      Total noncurrent liabilities...............................               148,588                        144,091
                                                                       -----------------------       -----------------------

       Total Liabilities.........................................               355,495                        398,776
                                                                       -----------------------       -----------------------

Liabilities Subject to Compromise................................                68,854                              -
                                                                       -----------------------       -----------------------

Shareholders' Deficit:
   Common and special preferred stock............................                   285                            284
   Capital in excess of par value................................                60,077                         59,935
   Notes receivable from optionholders...........................               (1,560)                        (1,560)
   Minimum pension liability adjustment..........................              (96,063)                       (96,063)
   Unrealized gain/(loss) on hedge instruments...................                     -                          1,889
   Accumulated deficit...........................................              (58,578)                      (106,265)
                                                                       -----------------------       -----------------------
    Shareholders' Deficit........................................              (95,839)                      (141,780)
                                                                       -----------------------       -----------------------

       Total Liabilities and Shareholders' Deficit...............            $  328,510                     $  256,996
                                                                       =======================       =======================




                                                HAWAIIAN AIRLINES, INC.
                                        Condensed Statement of Cash Flows (Unaudited)



(Actual amounts in thousands)
                                                                           ONE MONTH                    NINE MONTHS
                                                                             ENDED                    ENDED SEPTEMBER
                                                                       SEPTEMBER 30, 2003                30, 2003

Cash Flows From Operating Activities:
   Net Income....................................................                 $ 3,951                     $ 47,686
   Adjustments to reconcile net income to net cash
     used in operating activities:
   Depreciation..................................................                     610                        4,970
   Amortization..................................................                      47                          426
   Net periodic postretirement benefit cost......................                     214                        1,926
   Loss on disposition of property and equipment.................                      16                           27
   Increase in restricted cash...................................                   (795)                     (34,231)
   Decrease (increase) in accounts receivable....................                   3,361                      (9,266)
   Increase in inventory.........................................                 (6,895)                      (7,865)
   Increase in prepaid expenses and other........................                 (1,745)                     (15,510)
   Increase (decrease) in accounts payable.......................                   (456)                       11,669
   Increase in air traffic liability.............................                   5,265                        8,946
   Increase (decrease) in accrued liabilities....................                 (1,417)                        2,248
   Other, net....................................................                 (1,784)                       15,616

                                                                       -------------------------     -----------------------
       Net cash provided by operating activities.................                     372                       26,642
                                                                       =========================     =======================

Reorganization Items, Net........................................                   (775)                     (10,334)
                                                                       -------------------------     -----------------------
Cash Flows From Investing Activities:
   Purchases of property and equipment...........................                   (826)                      (4,157)
   Net proceeds from disposition of property and equipment.......                       -                           12

                                                                       -------------------------     -----------------------
       Net cash used in investing activities.....................                   (826)                      (4,145)
                                                                       -------------------------     -----------------------

Cash Flows From Financing Activities:
   Repayment of debt.............................................                     (3)                      (1,499)
   Principal payments under capital lease obligation.............                    (92)                        (708)

                                                                       -------------------------     -----------------------
       Net cash used in financing activities.....................                    (95)                      (2,207)
                                                                       -------------------------     -----------------------

       Net increase (decrease) in cash and cash equivalents......                 (1,324)                        9,956
                                                                       -------------------------     -----------------------

Cash and Cash Equivalents - Beginning of Period..................                  83,187                       71,907
                                                                       -------------------------     -----------------------

Cash and Cash Equivalents - End of Period........................             $    81,863                   $   81,863
                                                                       -------------------------     =======================



                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)

(Unaudited)                                                                   September
                                                                                2003
                                                                      --------------------------

SCHEDULED TOTAL

                  PAX                                                              426,530
                  RPMS                                                         454,940,092
                  ASMS                                                         554,492,793
                  LF                                                                 82.0%

CHARTER

                  PAX                                                                2,933
                  RPMS                                                           7,393,091
                  ASMS                                                          10,242,766
                  LF                                                                 72.2%

SYSTEM TOTAL (SCHEDULED AND CHARTER)

                  REV PAX                                                          429,463
                  RPMS (000)                                                       462,333
                  ASMS (000)                                                       564,736
                  CARGO/MAIL TON MI                                              6,271,675
                  LOAD FACTOR (%)                                                    81.9%




HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES SUMMARY (Unaudited)
FOR THE MONTH ENDING SEPTEMBER 30, 2003


           CATEGORY              G/L ACCT                ACCOUNT TYPE                     TOTAL           CURRENT
                                                                                           DUE
PASSENGER & FREIGHT              12720001      04   FEDERAL GOVERNMENT            (1)        357,909.64      137,897.75
                                 12740001      01   COMMERCIAL                    (2)      3,944,295.42    3,563,939.27
                                 12740005           FREIGHT COLLECTS                          99,454.81       29,653.43
                                 12740007           UATP RECEIVABLE                          385,524.88      559,912.94
                                 12740008      05   STATE GOVERNMENT              (3)        213,607.94      111,342.72
                                 12740009      49   AGENCY ACCOUNTS*              (4)      9,591,982.62    1,925,935.68
                                 12740010      10   HAWAIIANMILES                          2,354,183.96    1,807,723.77
                                 12740013           AGENCY AREA SETTLEMENT        (5)      4,653,082.91    4,653,082.91
                                 12740015      02   HAL CREDIT CARDS              (6)          3,977.00          117.38
                                 12740026      26   CREDIT CARD COMPANIES*        (7)      3,715,638.56    3,715,638.56
                                                                                        ----------------- ---------------
                                                                                          25,319,657.74   16,505,244.41
                                                                                        ================= ===============

INTERLINE                                                                         (8)      5,922,693.41    4,615,301.62
                                                                                        ================= ===============

MAIL                                                                              (9)        133,455.40      133,455.40
                                                                                        ================= ===============

GROUND & IN-FLIGHT SERVICES                                                       (10)     1,049,311.74      123,651.81
                                                                                        ================= ===============

OTHER A/R                                                                         (11)     4,660,764.83    4,545,449.84
                                                                                        ================= ===============

OTHER ASSETS                                                                      (12)     2,013,300.71      846,444.07
                                                                                        ================= ===============

                                 A/R SUBTOTAL                                             39,099,183.83   26,769,547.15

                                 LESS:  RESERVE                                          (1,739,965.91)            0.00
                                                                                        ----------------- ---------------

                                 TOTAL ACCOUNTS RECEIVABLES                              (37,359,217.92   26,769,547.15
                                                                                        ================= ===============

                                 PERCENTAGES                                                       100%         71.650%
                                                                                        ================= ===============




           CATEGORY              C/L ACCT                ACCOUNT TYPE             OVER 30        OVER 60       OVER 90
                                                                                  DAYS           DAYS          DAYS
PASSENGER & FREIGHT              12720001      04   FEDERAL GOVERNMENT               219,027.90        618.00            365.99
                                 12740001      01   COMMERCIAL                       326,073.73     53,084.30          1,198.12
                                 12740005           FREIGHT COLLECTS                   6,062.54        805.32         62,933.52
                                 12740007           UATP RECEIVABLE                (226,860.98)      1,697.32         32,397.84
                                 12740008      05   STATE GOVERNMENT                  56,644.72     13,222.66         32,397.84
                                 12740009      49   AGENCY ACCOUNTS*                 740,367.21    888,454.18      6,037,225.55
                                 12740010      10   HAWAIIANMILES                    291,163.54    188,123.26         67,173.39
                                 12740013           AGENCY AREA SETTLEMENT                 0.00          0.00              0.00
                                 12740015      02   HAL CREDIT CARDS                       0.00         37.53          3,822.09
                                 12740026      26   CREDIT CARD COMPANIES*                 0.00          0.00              0.00
                                                                                  -------------- ------------- -----------------
                                                                                   1,412,478.66  1,146,042.57      6,255,892.10
                                                                                  ============== ============= =================

INTERLINE                                                                          1,307,391.79          0.00              0.00
                                                                                  ============== ============= =================

MAIL                                                                                       0.00          0.00              0.00
                                                                                  ============== ============= =================

GROUND & IN-FLIGHT SERVICES                                                            5,458.75    120,695.92        799,505.26
                                                                                  ============== ============= =================

OTHER A/R                                                                             29,645.56      6,088.40         79,581.03
                                                                                  ============== ============= =================

OTHER ASSETS                                                                         925,913.93          5.25        240,937.46
                                                                                  ============== ============= =================


                                 A/R SUBTOTAL                                      3,680,888.69  1,272,832.14      7,375,915.85

                                 LESS:  RESERVE                                            0.00          0.00    (1,739,965.91)
                                                                                  -------------- ------------- -----------------

                                 TOTAL ACCOUNTS RECEIVABLES                        3,680,888.69  1,272,832.14      5,635,949.94
                                                                                  ============== ============= =================

                                 PERCENTAGES                                             9.850%        3.410%           15.090%
                                                                                  ============== ============= =================



NOTES:

(1)  MILITARY ACCOUNTS INCLUDING CRAF CHARTER
(2)  CORPORATE AND FREIGHT ACCOUNTS
(3)  STATE OF HAWAII
(4)  SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
(5)  ARC AND BSP
(6)  SALES ON COMPANY CREDIT CARD
(7)  CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $49.6 MILLION IN CREDIT CARD HOLDBCKS
     AS OF SEPTEMBER 30, 2003
(8)  PRIMARILY ACTIVITY FOR IATA AND ACH
(9)  MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES


* SEE DETAIL PROVIDED




HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
SEPTEMBER 30, 2003

CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                   BALANCES         CURRENT           30 DAYS

  490000005       CONTINENTAL AIRLINES - AWARDS                            143,500.00                -                  -
  490002601       PANDA TRAVEL-HOTTRIPS                                    965,196.57                -                  -
  490002602       PANDA TRAVEL-VOUCHER SALES                             3,208,509.36                -                  -
  490002603       PANDA ASSOCIATE TRAVEL-II E-TICKET                       898,340.52       115,022.00         207,687.00
  490002605       PANDA ASSOCIATE TRAVEL LL - TP                         2,195,263.86       233,410.40         296,302.05
                  E-TICKETS
  490002651       VACATIONS HAWAII                                         237,307.25                -                  -
  490003913       PERILLO/JOE FUSCO                                         19,621.00        19,621.00                  -
  490005649       TAUCK TOURS                                               45,972.52        46,124.00                  -
  490005690       ALOHA 7 - E-TICKETS                                        2,016.35         2,016.35                  -
  490009407       ALOHA 7 TRAVEL                                                    -                -                  -
  490009408       JALPAK                                                    26,980.00        26,980.00                  -
  490009431       DISCOVERY ALOHA INC                                       31,290.05                -                  -
  490009695       HAWAIIAN ARRANGEMENT                                     269,560.17       147,658.42         121,901.75
  490009950       SUN ISLANDS HAWAII                                        23,362.50                -                  -
  490712906       JTB HAWAII INC                                          (29,829.19)      (29,829.19)                  -
  490724740       THE TOUR SHOP                                            369,740.00       188.345.00         114,258.00
  490809336       PLEASANT HAWAIIAN HOLIDAY                                448,714.98       448,714.98                  -
                                                                       ---------------------------------------------------
                                                      SUBTOTALS          8,855,545.94     1,198,062.96         740,148.80

                  OTHER AGENCIES                                           736,436.68       727,872.72             218.41

                                                                       ---------------------------------------------------

                                                                       ---------------------------------------------------
TOTAL AGENCY RECEIVABLES                                                 9,591,982.62     1,925,935.68         740,367.21
                                                                       ===================================================



CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                     60 DAYS            90+ DAYS

  490000005       CONTINENTAL AIRLINES - AWARDS                                         -         143,500.00
  490002601       PANDA TRAVEL-HOTTRIPS                                                 -         965,196.57
  490002602       PANDA TRAVEL-VOUCHER SALES                                            -       3,208,509.36
  490002603       PANDA ASSOCIATE TRAVEL-II E-TICKET                           176,933.00         398,698.52
  490002605       PANDA ASSOCIATE TRAVEL LL - TP                               639,783.22       1,025,768.19
                  E-TICKETS
  490002651       VACATIONS HAWAII                                                      -         237,307.25
  490003913       PERILLO/JOE FUSCO                                                     -                  -
  490005649       TAUCK TOURS                                                           -           (151.48)
  490005690       ALOHA 7 - E-TICKETS                                                   -                  -
  490009407       ALOHA 7 TRAVEL                                                        -                  -
  490009408       JALPAK                                                                -                  -
  490009431       DISCOVERY ALOHA INC                                            1,890.00          29,400.05
  490009695       HAWAIIAN ARRANGEMENT                                                  -                  -
  490009950       SUN ISLANDS HAWAII                                             3,675.00          19,687.50
  490712906       JTB HAWAII INC                                                        -                  -
  490724740       THE TOUR SHOP                                                 67,137.00                  -
  490809336       PLEASANT HAWAIIAN HOLIDAY                                             -                  -
                                                                       --------------------------------------
                                                      SUBTOTALS                889,418.22       6,027,915.96

                  OTHER AGENCIES                                                 (964.04)           9,309.59

                                                                       --------------------------------------

                                                                       --------------------------------------
TOTAL AGENCY RECEIVABLES                                                       888,454.18       6,037,225.55
                                                                       ======================================





HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
SEPTEMBER 30, 2003


 CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                 BALANCES         CURRENT


   260996149         BSP CANADA VISA CARD                                   12,181.61        12,181.61

   260996173         BSP CANADA MASTERCARD                                  11,978.93        11,978.93

   260996211         DINERS CLUB                                           147,253.00       147,253.00

   260996238         AMERICAN EXPRESS                                    1,721,247.83     1,721,247.83

   260996246         JCB CREDIT CARD                                       (2,214.02)       (2,214.02)

   260996254         NOVUS/DISCOVER CARD                                   161,508.64       161,508.64

   260996262         US BANK                                             1,663,682.57     1,663,682.57
                                                                       --------------------------------
TOTAL CREDIT CARDS ACCOUNTS                                              3,715,638.56     3,715,638.56
                                                                       ================================

Note:  Balances above are net of any required holdback.




 CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                   30 DAYS             60 DAYS            90+ DAYS


   260996149         BSP CANADA VISA CARD                                   -                  -                   -

   260996173         BSP CANADA MASTERCARD

   260996211         DINERS CLUB

   260996238         AMERICAN EXPRESS

   260996246         JCB CREDIT CARD

   260996254         NOVUS/DISCOVER CARD

   260996262         US BANK
                                                                       ----------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                                                 -                  -                   -

                                                                       -------------------------------------------------=========

Note:  Balances above are net of any required holdback.



HAWAIIAN AIRLINES, INC.
POST-PETITION TRADE PAYABLES AGING SUMMARY (Unaudited)
SEPTEMBER 30, 2003

BUSINESS    DESCRIPTION              TOTAL               0-29              30-59           60-89          90+
 UNIT
CLMS        Claims                     -                   -                  -                -            -
EMP         Employee (1)            14,980.90         2,436.90             13.00          2,530.00       10,001.00
HWN         Trade Payables       1,417,497.93     2,608,843.40       (281,925.66)       (29,705.56)    (879,714.25)
PR          Payroll Vendors         80,369.12        80,369.12                -                -            -
RFND        Refund                     196.56              -                  -                -            196.56
REV         Revenue                134,410.52           112.16                -              (2.92)     134,301.28

                             ----------------    ---------------------------------------------------------------------
                                 1,647,455.03     2,691,761.58       (281,912.66)       (27,178.48)    (735,215.41)
                             ================    ======================================================================


       (1) Detail available upon request.



Business Unit:  HWN                                                               I N V O I C E   A M O U N  T S

                                                                             Nbr of
Vendor Name                                                 Vendor ID         Invcs           Total              0-29
------------------------------------------------------------------------------------------------------------------------
21ST CENTURY LIGHTING                                      0000000742             1          948.29            948.29
A AND P CLEANERS                                           0000000169            13        1,352.54          1,352.54
A-1 CARPET CLEANING                                        0000006696             1          468.72            468.72
AAXICO SALES INC                                           0000000099             3        1,297.90          1,297.90
ABCO INTERNATIONAL                                         0000001039             1        1,956.50          1,956.50
ACCUFLEET INTERNATIONAL INC                                0000001040             3        4,538.58          4,538.58
ADVANCED DRUG TESTING SERVICE LLC                          0000007360             1           26.04             26.04
AERO SUPPLY&CONSULTING CORP                                0000003269             1          795.00            795.00
AIR LIQUIDE AMERICA CORP                                   0000001022             1          301.59            301.59
AIR REPRESENTATIVES INC                                    0000001063             1        3,255.00          3,255.00
AIR SERVICE HAWAII                                         0000001714             1          416.66            416.66
AIR SPARES INC                                             0000000281             1           59.00             59.00
AIR TRAN AIRWAYS INC                                       0000006144             1        1,030.00          1,030.00
AIRCRAFT BRAKING SYSTEMS                                   0000001068             1       -2,004.00              0.00
AIRCRAFT SERVICE INTERNATIONAL INC                         0000000286             9       40,971.22         40,971.22
AIRLINE PLANNING GROUP LLC                                 0000007492             1        3,000.00          3,000.00
AIRLINES REPRESENTATIVE EUROPE                             0000007780            18            0.00              0.00
AIRPORT GROUP INTERNATIONAL INC                            0000001078            18        1,390.22          2,084.51
ALERT HOLDINGS GROUP INC                                   0000000158             1           70.54             70.54
ALEXIS PARK RESORT AND SPA                                 0000003085             1       29,577.15         29,577.15
ALLIED AVIATION SERVICES INC                               0000006836             4       12,147.62         12,147.62
ALLIED MACHINERY CORP                                      0000000150             3          193.21            431.02
ALOHA PETROLEUM LTD                                        0000000033             1        3,465.80          3,465.80
ALOHA TAP & DIE INC                                        0000000232             5          126.73            126.73
AMERICAN MARKETING SYSTEMS                                 0000007774             1           30.00             30.00
AMERICAN SAMOA GOVERNMENT                                  0000001132            10       21,795.21         21,795.21
AMERICAN SOCIETY OF COMPOSERS                              0000002436             1       -1,023.87         -1,023.87
AMERICAN TIRE CO                                           0000000142             1          591.33            591.33
ANDPAK INC                                                 0000005828             1           76.34             76.34
APCOA INC                                                  0000000164             1          500.01            500.01
APPLIED GRAPHICS INC                                       0000004998             9          458.31            458.31
ARAMARK UNIFORM SERVICES INC                               0000001122             4          186.05            186.05
ARROWHEAD MOUNTAIN SPRING WATER                            0000001045             1           36.10             36.10
ARTEX AIRCRAFT SUPPLIES INC                                0000007618             2            0.00              0.00
AT&T                                                       0000001139            10      110,634.29        110,634.29
AUTOMOTIVE PARTS DISTRIBUTOR INC                           0000003679             3          175.24            175.24
AV OX INC                                                  0000000130             2           30.00              0.00
AVAYA INC                                                  0000005700             1          261.42            261.42
AV-EX AVIATION EXCELLENCE                                  0000003650             5        9,864.42          9,864.42
AVIALL INC                                                 0000000165             2          -16.25             14.00
AVIATION INSURANCE SERVICES PACIFIC INC                    0000005775             9       10,163.00         10,163.00
AVID AIRLINE PRODUCTS                                      0000000162             7       -2,827.40         -6,778.40
AVIO DIEPEN INC                                            0000000129             1           64.90             64.90
AVION GRAPHICS INC                                         0000000123             2          608.00            384.50
AVIOSUPPORT INC                                            0000000837             3        4,244.00          4,244.00
AVTECH CORPORATION                                         0000004931             1          778.68            778.68
AVTEL SERVICES INC                                         0000005989             2        1,920.80          1,920.80
AWIWI DELIVERY SERVICE                                     0000000125             1        2,522.92          2,522.92
BA LE SANDWICH SHOP                                        0000002387            76       17,292.30         17,292.30
BAGGAGE CLAIMERS INC THE                                   0000007672             1          220.00            220.00
BARRY CONTROLS AEROSPACE                                   0000001159             2            0.00              0.00
BASEWEST INC                                               0000003181             1           42.50             42.50
BECKER TRUCKING INC                                        0000007701             5          443.10            443.10
BF GOODRICH AEROSPACE, AEROSTRUCTURES                      0000004893             1       88,267.51         88,267.51
BOEING CAPITAL CORPORATION                                 0000006841             1       58,153.88         58,153.88
BONAIR LINEN                                               0000006019             1          221.95            221.95
BREWER ENVIRONMENTAL INDUSTRIES LLC                        0000000267             1           70.83             70.83
BRICE MANUFACTURING CO INC                                 0000000274             4        1,151.62            462.80
BRINKS INCORPORATED                                        0000001031             2          533.00            533.00
BRITAX AIRCRAFT INTERIOR SYSTEMS                           0000006522             2         -312.83              0.00
BROADCAST MUSIC INC                                        0000001030             1        1,652.73          1,652.73
BROOKHURST INC                                             0000003864             2        5,669.67          5,669.67
BROWN MIA AND COMPANY LLC                                  0000007793             1        5,000.00          5,000.00
C AND F MACHINERY CORP                                     0000000502             2           93.66             93.66





CAISSE DE PREVOYANCE SOCIALE                               0000003170             1        4,980.20              0.00
CELESTE INDUSTRIES CORP                                    0000000322             1        2,082.30              0.00
CENTURY COMPUTERS INC                                      0000005174             1          250.00            250.00
CIRRUS AEROSPACE INC                                       0000004717             1          100.00            100.00
CITIZENS UTILITIES CO                                      0000001199             1        1,114.62          1,114.62
CITY & COUNTY OF HONOLULU                                  0000000335             1          131.30            131.30
CITY MILL CO LTD                                           0000001202             3          389.32            389.32
CITY OF PHOENIX                                            0000003141             1           48.00             48.00
CITY SERVICES COURIER INC                                  0000007019             1          202.00            202.00
CLYDE MACHINES INC                                         0000000001             4          283.82            283.82
COAST GATEWAY HOTEL                                        0000007645             2        6,417.58          6,417.58
COCA COLA BOTTLING CO                                      0000001208             2          223.88            223.88
COCO PALM PICTURES CORP                                    0000003414             1       32,812.61         32,812.61
COMPOSITE SPECIALTIES INC                                  0000002727             3        1,207.13          1,207.13
COMPUTER TRAINING ACADEMY NETWORK                          0000003026             1           69.59             69.59
CONCENTRA MEDICAL CENTERS                                  0000000989             2        1,781.12          1,781.12
CONTINENTAL AIRLINES                                       0000001214             1       19,965.23         19,965.23
COUNTY OF HAWAlI                                           0000001010             1           44.00             44.00
CREATIVE MARKETING CONCEPTS                                0000003107             1        2,379.23          2,379.23
D & J SPECIALTIES                                          0000002024            19        7,472.90          3,437.82
DALECO INC                                                 0000002780             1          209.78            209.78
DELTA AIRLINES INC                                         0000001233             4       91,699.84         91,699.84
DHL DANZAS AIR & OCEAN                                     0000007681             1          -36.00              0.00
DHL WORLDWIDE EXPRESS                                      0000001235             1           27.55             27.55
DIAGNOSTIC LABORATORY SERVICES INC                         0000000408             3        1,427.00          1,427.00
DOUBLETREE HOTEL SACRAMENTO                                0000007075             1          128.00            128.00
DRIESSEN SERVICES INC                                      0000006673             2       21,090.00         21,090.00
DUNBAR ARMORED                                             0000005993             1          370.45            370.45
DYNAMIC AIR INC                                            0000000437             4        1,989.51          1,989.51
E D POWER CO                                               0000007020             1        1,224.96          1,224.96
EDO FIBER SCIENCE                                          0000007326             1          266.00              0.00
EDS CORP                                                   0000001753             1        1,274.08          1,274.08
EM DESIGNS                                                 0000003204             2          962.50            962.50
EMERY WORLDWIDE                                            0000001252             5        2,533.55          2,533.55
EMSS INC                                                   0000003108             1          133.33            133.33
ENVIROVAC INC                                              0000005820             7       35,038.33         35,038.33
EXACT COPIES PRINTING & DESIGN                             0000003130             2          708.34          1,260.42
EXCELL EXPRESS COURIER                                     0000005208             1           80.00              0.00
EXECAIR MAINTENANCE INC                                    0000006206             7       47,351.00              0.00
EXPANETS                                                   0000006417             1           24.48             24.48
FARWEST AIRCRAFT INC                                       0000006873             1          709.25            709.25
FEDERAL EXPRESS CORP                                       0000001264            35       14,455.15         14,455.15
FLIGHT SUPPORT INTERNATIONAL                               0000006230             1          342.50            342.50
GAS COMPANY THE LLC                                        0000007776             1          307.44            307.44
GATE SAFE INC                                              0000006577             4       23,170.67         23,170.67
GATEGOURMET                                                0000005043           154    -1,135,347.15       -43,796.33
GLOBEGROUND NORTH AMERICA                                  0000006480             2        4,596.56          4,596.56
GOODYEAR TIRE & RUBBER COMPANY                             0000006744             1       11,928.63         11,928.63
GOTBAUM JOSHUA                                             0000007817             1       23,661.65         23,661.65
HAMILTON STANDARD                                          0000001312             1        8,800.00              0.00
HAMILTON SUNDSTRAND                                        0000005507             1       69,060.80         69,060.80
HARDWARE HAWAII TRUE VALUE                                 0000007342             2          264.10            264.10
HARLAN CORP                                                0000000420             1          365.00            365.00
HATFIELD LAUNDRY AND DEVELOPMENT                           0000007254             5          153.00            153.00
HAWAII FUELING FACILITIES CO                               0000001301             1        4,624.82          4,624.82
HAWAII PETROLEUM INC                                       0000007279             1          255.30            255.30
HAWAII PRINCE HOTEL & GOLF CLUB                            0000002622             3        5,442.90          4,234.00
HAWAII STATIONERY CO LTD                                   0000000406            12        6,029.47          6,029.47
HAWAIIAN AIRLINES INC                                      0000001950             3          613.28            613.28
HAWAIIAN AIRLINES INC FLEX PLAN                            0000002262             3       13,913.95         13,913.95
HAWAIIAN ISLES WATER CO                                    0000002975            13          218.36              0.00
HAWAIIAN LIFT TRUCK INC                                    0000001307             1           54.07             54.07
HAYASHI DEAN S                                             0000007758             1          140.00            140.00
HEARLSON CONSTRUCTION                                      0000003773             1        2,520.00          2,520.00
HEATCON COMPOSITE SYSTEMS INC                              0000000363             1          224.45            224.45
HEIDE & COOK LTD                                           0000000391             3        1,257.44          1,257.44
HERTZ CORPORATION                                          0000004127             1         -214.60              0.00
HEWLETT PACKARD                                            0000001021             1       17,594.13              0.00
HOLIDAY INN SELECT SEATTLE - RENTON                        0000006584             5          557.37            557.37
HONEYWELL INC                                              0000005148            11      234,777.13        219,147.00
HONOLULU ADVERTISER                                        0000001320             2          453.25            453.25
HONOLULU AIRPORT HOTEL                                     0000003073            10        6,102.25          6,102.25
HOST MARRIOTT SERVICES CORP                                0000000485             2        1,279.10          1,279.10
HPM BUILDING SUPPLY                                        0000000491             2           75.26             75.26
HRD AERO SYSTEMS INC                                       0000001325             1          140.00            140.00
HYATT REGENCY PHOENIX                                      0000007145             1       36,768.60         36,768.60
HYATT REGENCY SACRAMENTO                                   0000007754             1          136.38            136.38
HYATT REGENCY SAN FRANCISCO AIRPORT                        0000001661             1       11,385.00         11,385.00
HYDRA-AIR PACIFIC INC                                      0000000466            14        1,503.21          1,503.21
INCOM INC                                                  0000001759             1          338.54            338.54
INDUSTRIAL BRAKE SUPPLY CO INC                             0000000458             1           52.00             52.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC                    0000000503             1          830.73            830.73
INSTANT WEB COMPANIES                                      0000005626             2       67,276.36         67,276.36
INTERNATIONAL BUSINESS MACHINES CORP                       0000000417             1          -26.64            -26.64
IPECO HOLDINGS INC                                         0000006274             1          -74.20              0.00
ISLAND FILTERS INC                                         0000000452             1          119.58            119.58
ISLAND MAID INC                                            0000006078             5        1,061.28          1,061.28
ISLAND MAINTENANCE & REPAIRS                               0000006727             2        6,227.06          6,227.06
ISLAND MOVERS INC                                          0000001342             3       14,332.28         14,332.28
J & J INTERNATIONALTRANSPORTINC                            0000006980             3        1,192.50          1,192.50
J L DELIVERY SERVICE INC                                   0000007149             2        2,126.04          2,126.04
JAMCO AMERICA                                              0000001347            11        4,181.83          4,181.83
JEPPESEN SANDERSON                                         0000000542             1       17,442.44         17,442.44
JOBBERS AUTO WAREHOUSE SUPPLY                              0000000910             1          -19.16              0.00
K R ANDERSON CO INC                                        0000000527             1           35.00             35.00
KAREN'S KITCHEN                                            0000007794             1        4,700.00          4,700.00
KAUAI AUTOMATED FUELS NETWORK INC                          0000007291             1          287.43            287.43
KAUAI BAGGAGE SERVICE                                      0000001359             1        2,474.12          2,474.12
KAUAI ISLAND UTILITY COOPERATIVE                           0000007383             1        2,085.31          2,085.31
KILGO A L CO INC                                           0000001365             2          214.61            214.61
KIRKHILL AIRCRAFT PARTS CO                                 0000001369             4        1,191.70          1,191.70
KONA ABRASIVES                                             0000000572             1           34.70             34.70
KONA LOCKSMITH INC                                         0000002784             1           65.09             65.09
KOOLAU AVIATION SERVICES                                   0000006005             1        1,382.43          1,382.43
KSSK                                                       0000003870             1          300.00            300.00
L&N UNIFORM SUPPLY-SALES DIVISION                          0000003000             1          349.44            349.44
LAMINATION HOUSE INC                                       0000000689             1           27.40             27.40
LARRYS AUTO PARTS INC                                      0000004129            15          211.44            211.44
LASALLE ELECTRIC SUPPLY CO                                 0000006632             1        1,950.00          1,950.00
LASFUEL CORP                                               0000000682             4       36,125.21         36,125.21
LAX TWO CO                                                 0000000684             1       49,750.44         49,750.44
LINCO CASTERS                                              0000006976             1          378.75            378.75
LONDAVIA INC                                               0000000691             1        1,665.00          1,665.00
LOS ANGELES AIRPORT HILTON                                 0000001637             1           88.96             88.96
MADISON AlR PARTS & SUPPLY INC                             0000006149             1           50.00             50.00
MAGEE PLASTICS COMPANY                                     0000000586             1        6,360.00          6,360.00
MAGUIRE BEARING CO LTD                                     0000000668             3          251.82            251.82
MALOLO BEVERAGES & SUPPLIES LTD                            0000000597             3        2,063.06          2,063.06
MARR HIPP JONES & PEPPER                                   0000003427             7       12,397.02              0.00
MAUI DISPOSAL CO INC                                       0000000613             1         -237.60           -237.60
MAUI SODA & ICE WORKS LTD                                  0000003513             1           73.44             73.44
MCDONALDS                                                  0000002357             2        1,767.62          1,767.62
MCMASTER CARR SUPPLY CO                                    0000000813             1          142.20            142.20
MEADOW GOLD DAIRIES                                        0000000942            11        7,453.20          7,453.20
MED LIFE SERVICES                                          0000006451             8        5,392.73          5,392.73
MEDAIRE INC                                                0000001780            15        4,838.42          4,838.42
MENEHUNE WATER CO INC                                      0000000670             6        2,451.25          2,451.25
MERCURY AIR GROUP                                          0000004031             2       53,194.61         53,194.61
MICHAEL LEWIS COMPANY                                      0000007396             7        2,065.82          2,065.82
MICHELIN AIRCRAFT TIRE CORP                                0000001655             1       22,808.63         22,808.63
MOKIHANA PEST CONTROL INC                                  0000005577             1          119.79            119.79
MOM'S PLACE                                                0000004818             2        2,650.00          2,650.00
MOOG lNC                                                   0000000583             1        1,760.04          1,760.04
MOORE USA                                                  0000000650             8            0.03              0.00
NAPA HAWAIIAN WAREHOUSE INC                                0000006986             1            6.99              6.99
NEW SOURCE CORP                                            0000000075             3          734.48            734.48
NEWARK ELECTRONICS                                         0000001422             1          123.04            123.04
NEXTEL COMMUNICATIONS                                      0000004163             2        3,727.49          3,727.49
NORTHWESTAIRLINES INC                                      0000001426            17      -46,573.68          2,437.12
NUVITE CHEMICAL COMPOUNDS CORP                             0000006787             2        1,871.20          1,871.20
OAHU AIR CONDITIONING SERVICE INC                          0000001427             2        1,229.22          1,229.22
OAHU WASTE SERVICES INC                                    0000007752             1        8,487.57          8,487.57
OAKWOOD CORPORATE HOUSING                                  0000005724             1        3,603.18          3,603.18
OFFICE DEPOT                                               0000000039             1          227.06            227.06
OLYMPUS INDUSTRIAL AMERICA INC                             0000006319             2        1,571.00          1,571.00
ONE DAY SIGNS & SILKSCREEN                                 0000001440             3        1,737.51          1,737.51
ONTFUEL CORPORATION                                        0000007072             2        5,233.06          5,233.06
OUTRIGGER HOTELS HAWAII                                    0000000633             1       14,947.00         14,947.00
OVERHILL FARMS INC                                         0000001802             1        9,998.27          9,998.27
PACIFIC DETROIT DIESEL-ALLISON                             0000004879             1          117.01            117.01
PACIFIC GLOVES AND SERVICE LLC                             0000006399             2          129.16            129.16
PACIFIC JOBBERS WAREHOUSE, INC                             0000002502             7          618.21            618.21
PACIFIC SERVICE & DEVELOPMENT CORP                         0000000921             2          181.94            181.94
PACIFIC WIRELESS COMMUNICATIONS                            0000005773             2        1,174.47          1,174.47
PAN AMERICAN TOOL CORP                                     0000001457             2          159.50            159.50
PARADISE BEVERAGES INC                                     0000000082             2          233.28            233.28
PARADISE SKYCAP SERVICES INC                               0000001459             2       17,324.09         17,324.09
PARKER HANNIFIN CORP                                       0000001462             1          554.77            554.77
PAS A DIVISION OF RUSSELL ASSOCIATES                       0000000089             3        1,905.58          1,905.58
PETROSPECT INC                                             0000006368             1        2,600.14          2,600.14
PINION AND ASSOCIATES INC                                  0000006338             2       65,000.00         65,000.00
PITNEY BOWES CREDIT CORP                                   0000001473             1          377.49            377.49
PITNEY BOWES INC                                           0000001474             1          400.00            400.00
PORT OF SEATTLE                                            0000000928             2       72,697.36         72,697.36
PRECISION RADIO LTD                                        0000000611             2          159.36            159.36
PRIME AIR INC                                              0000003927             1        2,300.00          2,300.00
PRIME FLIGHT AVIATION SERVICES                             0000007726             3        5,981.47          5,981.47
Q MARK RESEARCH & POLLING                                  0000001654             1          853.70            853.70
QWEST                                                      0000005785             1           80.38             80.38
R & G TIRE CENTER INC                                      0000004608             1            4.06              4.06
R & K REFRIGERATION SERVICE                                0000005100             2          256.52            256.52
RADISSON KAUAI BEACH RESORT                                0000006261             1          122.30            122.30
RAINBOW INDUSTRIAL LAUNDRY INC                             0000007588             2          288.75            288.75
RANDOM TASK INTERNATIONAL INC                              0000007787             1          388.57            388.57
RAPID RETURN DELIVERY SERVICE                              0000003553             1           33.07             33.07
RASCO SUPPLY CO LTD                                        0000003677             3          -80.62              0.00
REDLINE                                                    0000001493             2          526.05            526.05
RELIZON COMPANY THE                                        0000005624             8        1,980.47          1,813.19
REMEDY INTELLIGENT STAFFING                                0000006735             1          909.16            909.16
RESTAINO ROBERT                                            0000006851             4         -795.28              0.00
REVA COMM                                                  0000006273             2        2,552.07          2,552.07
RICHARD WOLF MEDICAL INSTRUMENTS CORP                      0000000715             1           13.57             13.57
RLM SOFTWARE INC                                           0000006684             1          530.00            530.00
ROBERTS HAWAII TOURS INC                                   0000000762             2          187.00            187.00
ROLLS ROYCE                                                0000004871             5          562.50              0.00
ROYAL LAUNDRY                                              0000000753             4          138.18            138.18
RTC EXPRESS                                                0000003100             3        1,714.00          1,714.00
RYDER TRUCK RENTAL                                         0000001504             1          407.53            407.53
SABRE TECHNOLOGY SOLUTIONS INC                             0000002261             2       14,872.00         14,872.00
SACRAMENTO COUNTY AIRPORT SYSTEM                           0000006959             4       19,590.88         19,590.88
SAMOA BROADCASTING                                         0000001847             4        1,180.80          1,180.80
SAMOA MARKETING INC                                        0000000048             4          584.85            584.85
SAN FRANCISCO INTERNATIONAL AIRPORT                        0000000197             2       40,062.60         40,062.60
SATAIR INC                                                 0000001510             2        5,172.00          5,172.00
SBC                                                        0000007464             6          450.14            450.14
SBI AND COMPANY INC                                        0000007442             3       40,895.05         40,895.05
SCIS AIR SECURITY CORPORATION                              0000006667             5        2,419.95          2,419.95
SEA TAC MANAGERS ASSOC                                     0000001512             1          225.12              0.00
SEAL DYNAMICS INC                                          0000000713             4        2,694.99          2,694.99
SELIG INDUSTRIES                                           0000006672             1        1,113.11          1,113.11
SENETICS                                                   0000003014             1          187.50              0.00
SHASTA LINEN SUPPLY                                        0000007013             1           57.56             57.56
SHRED IT                                                   0000004483             2          405.35            405.35
SIGNATURE FLIGHT SUPPORT                                   0000000839             1           32.94             32.94
SILVER AIRPORT COURIER CO                                  0000006043             1          923.00              0.00
SKY CHEFS INC                                              0000001533            22     -126,345.61          9,917.42
SMITH LIMOUSINE CO INC                                     0000003408             2          330.55            330.55
SNAP ON TOOLS CO                                           0000000781             1          143.84            143.84
SOBEL WESTEX HAWAII                                        0000005606             5        3,108.31          3,108.31
SOFTWARE AG AMERICAS INC                                   0000002287             1       64,409.28         64,409.28
SOLUTIA INC                                                0000002041             2       13,484.56         13,484.56
SPECIALTY BULB CO INC                                      0000000897             6        1,777.20          1,777.20
SPECMAT TECHNOLOGIES INC                                   0000001538             1          270.00            270.00
SPENCER STUART INC                                         0000007675             3       60,000.00         60,000.00
STANDARD MOTORS & MARINE SUPPLY                            0000001540             5          165.23            165.23
STANDARD PARKING                                           0000007755             3          115.00            115.00
STANDARD REGISTER CO                                       0000000763             6       25,771.40         25,004.71
STANDARD SHEETMETAL & MECHANICAL INC                       0000005701             4        1,368.62          1,368.62
STARR AIRCRAFT PRODUCTS INC                                0000002753             1        2,759.05          2,759.05
STARR SEIGLE MCCOMBS                                       0000002389            16       80,227.03         80,227.03
STATE TIRE & REPAIR INC                                    0000000731             1          609.14            609.14
STERLING COURIER SYSTEMS INC                               0000001550             1        1,567.84          1,567.84
STRATACOM                                                  0000006146             1          482.18            482.18
STUART PROMOTIONAL PRODUCTS INC                            0000000828             1          496.00            496.00
SUCCESS ADVERTISING                                        0000006703             4        1,735.14          1,735.14
SUTTER HOME WINERY                                         0000001557             1        4,725.00          4,725.00
SWISSPORT USA INC                                          0000005533             6       31,643.64         31,643.64
T C SPECIALTIES INC                                        0000005968             2          364.00            364.00
T MOBILE                                                   0000007193             1           42.11             42.11
TEDS AUTOMOTIVE MACHINE SHOP                               0000001562             1          316.00            316.00
TELAIR INTERNATIONAL                                       0000001566             3        1,474.00            384.00
TERMINIX INTERNATIONAL CO LP                               0000001109             1          808.32            808.32
TEXAS MONTHLY                                              0000007797             1        5,500.00          5,500.00
THE BOEING COMPANY                                         0000002318           574      406,158.93        399,034.09
TIME AVIATION SERVICES INC                                 0000000816             2        1,125.00          1,125.00
TRACER CORP                                                0000004161             2        2,600.00          2,600.00
TRANS PACIFIC AIR SERVICE CORP                             0000005705             5        5,000.00          1,000.00
TRANSMARINE NAVIGATION CORP                                0000006314             1           17.17             17.17
TRAVEL TRADING CO                                          0000001879             3       10,500.00          3,500.00
TRI CLEANERS                                               0000001579             1          207.00            207.00
TRIPLE F DISTRIBUTING                                      0000004545             9       15,077.35         15,077.35
UNISON INDUSTRIES                                          0000007723             1          117.00            117.00
UNITED TECHNOLOGIES CORP                                   0000000774             2       -1,066.74             53.50
UNITEK SOLVENT SERVICES INC                                0000006030             2          525.15            525.15
V & S TRANSPORTATION INC                                   0000006058             1          316.31            316.31
VERIZON HAWAII INC                                         0000005544             2       18,754.53         18,754.53
VF SOLUTIONS                                               0000007155             4         -251.43              0.00
VILLALOBOS CLEANING SERVICE                                0000007468             1          295.00            295.00
VOLCANO ORCHIDS INC                                        0000000759             7          471.97            471.97
VOLVO AERO SERVICES LP                                     0000006280             5       10,990.00         10,990.00
WACKENHUT CORP                                             0000001190            14      -20,390.61         41,180.27
WAREHOUSING DISTRIBUTION & INSTALLATION                    0000006631             1        2,110.00          2,110.00
WATER MAN BIG ISLAND                                       0000002785             1           58.90             58.90
WATSON WYATT AND CO                                        0000000907             6       11,831.00              0.00
WEBER AIRCRAFT INC                                         0000004501             1          315.74            315.74
WENCOR WEST INC                                            0000001616            29        1,180.65          1,122.20

WESCO AIRCRAFT HARDWARE CORP                               0000000824             8          627.00            627.00
WESTERN AMERICAN SPECIALTIES INC                           0000007731             1          379.00            379.00
WINGFOOT EXPRESS                                           0000005920             1           59.00             59.00
WINGS ELECTRO SALES CO INC                                 0000000856             1           25.74             25.74
WLS COATINGS INC                                           0000000892             1           45.50             45.50
WORLDWIDE FLIGHT SERVICES INC                              0000004090             1        1,410.74          1,410.74
XPEDX                                                      0000002616             1        3,902.48          3,902.48
ZEE MEDICAL SERVICE                                        0000001635             2          806.28            806.28
ZEE MEDICAL SERVICE INC                                    0000005950             2          105.90            105.90
ZEP MANUFACTURING COMPANY                                  0000005461             1          754.77            754.77
                                  Business Unit Total                          1.796   1,417,497.93      2,608,843.40




Business Unit:  HWN                                                      I N V O I C E   A M O U N T S

Vendor Name                                                 Vendor ID             30-59           60-89          90 +

------------------------------------------------------------------------------------------------------------------------
21ST CENTURY LIGHTING                                      0000000742              0.00            0.00          0.00
A AND P CLEANERS                                           0000000169              0.00            0.00          0.00
A-1 CARPET CLEANING                                        0000006696              0.00            0.00          0.00
AAXICO SALES INC                                           0000000099              0.00            0.00          0.00
ABCO INTERNATIONAL                                         0000001039              0.00            0.00          0.00
ACCUFLEET INTERNATIONAL INC                                0000001040              0.00            0.00          0.00
ADVANCED DRUG TESTING SERVICE LLC                          0000007360              0.00            0.00          0.00
AERO SUPPLY&CONSULTING CORP                                0000003269              0.00            0.00          0.00
AIR LIQUIDE AMERICA CORP                                   0000001022              0.00            0.00          0.00
AIR REPRESENTATIVES INC                                    0000001063              0.00            0.00          0.00
AIR SERVICE HAWAII                                         0000001714              0.00            0.00          0.00
AIR SPARES INC                                             0000000281              0.00            0.00          0.00
AIR TRAN AIRWAYS INC                                       0000006144              0.00            0.00          0.00
AIRCRAFT BRAKING SYSTEMS                                   0000001068         -2,004.00            0.00          0.00
AIRCRAFT SERVICE INTERNATIONAL INC                         0000000286              0.00            0.00          0.00
AIRLINE PLANNING GROUP LLC                                 0000007492              0.00            0.00          0.00
AIRLINES REPRESENTATIVE EUROPE                             0000007780              0.00            0.00          0.00
AIRPORT GROUP INTERNATIONAL INC                            0000001078         14,723.74      -15,418.03          0.00
ALERT HOLDINGS GROUP INC                                   0000000158              0.00            0.00          0.00
ALEXIS PARK RESORT AND SPA                                 0000003085              0.00            0.00          0.00
ALLIED AVIATION SERVICES INC                               0000006836              0.00            0.00          0.00
ALLIED MACHINERY CORP                                      0000000150           -237.81            0.00          0.00
ALOHA PETROLEUM LTD                                        0000000033              0.00            0.00          0.00
ALOHA TAP & DIE INC                                        0000000232              0.00            0.00          0.00
AMERICAN MARKETING SYSTEMS                                 0000007774              0.00            0.00          0.00
AMERICAN SAMOA GOVERNMENT                                  0000001132              0.00            0.00          0.00
AMERICAN SOCIETY OF COMPOSERS                              0000002436              0.00            0.00          0.00
AMERICAN TIRE CO                                           0000000142              0.00            0.00          0.00
ANDPAK INC                                                 0000005828              0.00            0.00          0.00
APCOA INC                                                  0000000164              0.00            0.00          0.00
APPLIED GRAPHICS INC                                       0000004998              0.00            0.00          0.00
ARAMARK UNIFORM SERVICES INC                               0000001122              0.00            0.00          0.00
ARROWHEAD MOUNTAIN SPRING WATER                            0000001045              0.00            0.00          0.00
ARTEX AIRCRAFT SUPPLIES INC                                0000007618              0.00            0.00          0.00
AT&T                                                       0000001139              0.00            0.00          0.00
AUTOMOTIVE PARTS DISTRIBUTOR INC                           0000003679              0.00            0.00          0.00
AV OX INC                                                  0000000130             30.00            0.00          0.00
AVAYA INC                                                  0000005700              0.00            0.00          0.00
AV-EX AVIATION EXCELLENCE                                  0000003650              0.00            0.00          0.00
AVIALL INC                                                 0000000165            -30.25            0.00          0.00
AVIATION INSURANCE SERVICES PACIFIC INC                    0000005775              0.00            0.00          0.00
AVID AIRLINE PRODUCTS                                      0000000162              0.00            0.00      3,951.00
AVIO DIEPEN INC                                            0000000129              0.00            0.00          0.00
AVION GRAPHICS INC                                         0000000123              0.00          223.50          0.00
AVIOSUPPORT INC                                            0000000837              0.00            0.00          0.00
AVTECH CORPORATION                                         0000004931              0.00            0.00          0.00
AVTEL SERVICES INC                                         0000005989              0.00            0.00          0.00
AWIWI DELIVERY SERVICE                                     0000000125              0.00            0.00          0.00
BA LE SANDWICH SHOP                                        0000002387              0.00            0.00          0.00
BAGGAGE CLAIMERS INC THE                                   0000007672              0.00            0.00          0.00
BARRY CONTROLS AEROSPACE                                   0000001159              0.00            0.00          0.00
BASEWEST INC                                               0000003181              0.00            0.00          0.00
BECKER TRUCKING INC                                        0000007701              0.00            0.00          0.00
BF GOODRICH AEROSPACE, AEROSTRUCTURES                      0000004893              0.00            0.00          0.00
BOEING CAPITAL CORPORATION                                 0000006841              0.00            0.00          0.00
BONAIR LINEN                                               0000006019              0.00            0.00          0.00
BREWER ENVIRONMENTAL INDUSTRIES LLC                        0000000267              0.00            0.00          0,00
BRICE MANUFACTURING CO INC                                 0000000274              0.00            0.00        688.82
BRINKS INCORPORATED                                        0000001031              0.00            0.00          0.00
BRITAX AIRCRAFT INTERIOR SYSTEMS                           0000006522            -36.58            0.00       -276.25
BROADCAST MUSIC INC                                        0000001030              0.00            0.00          0.00
BROOKHURST INC                                             0000003864              0.00            0.00          0.00
BROWN MIA AND COMPANY LLC                                  0000007793              0.00            0.00          0.00
C AND F MACHINERY CORP                                     0000000502              0.00            0.00          0.00





CAISSE DE PREVOYANCE SOCIALE                               0000003170          4,980.20            0.00          0.00
CELESTE INDUSTRIES CORP                                    0000000322              0.00            0.00      2,082.30
CENTURY COMPUTERS INC                                      0000005174              0.00            0.00          0.00
CIRRUS AEROSPACE INC                                       0000004717              0.00            0.00          0.00
CITIZENS UTILITIES CO                                      0000001199              0.00            0.00          0.00
CITY & COUNTY OF HONOLULU                                  0000000335              0.00            0.00          0.00
CITY MILL CO LTD                                           0000001202              0.00            0.00          0.00
CITY OF PHOENIX                                            0000003141              0.00            0.00          0.00
CITY SERVICES COURIER INC                                  0000007019              0.00            0.00          0.00
CLYDE MACHINES INC                                         0000000001              0.00            0.00          0.00
COAST GATEWAY HOTEL                                        0000007645              0.00            0.00          0.00
COCA COLA BOTTLING CO                                      0000001208              0.00            0.00          0.00
COCO PALM PICTURES CORP                                    0000003414              0.00            0.00          0.00
COMPOSITE SPECIALTIES INC                                  0000002727              0.00            0.00          0.00
COMPUTER TRAINING ACADEMY NETWORK                          0000003026              0.00            0.00          0.00
CONCENTRA MEDICAL CENTERS                                  0000000989              0.00            0.00          0.00
CONTINENTAL AIRLINES                                       0000001214              0.00            0.00          0.00
COUNTY OF HAWAlI                                           0000001010              0.00            0.00          0.00
CREATIVE MARKETING CONCEPTS                                0000003107              0.00            0.00          0.00
D & J SPECIALTIES                                          0000002024              0.00            0.00      4,035.08
DALECO INC                                                 0000002780              0.00            0.00          0.00
DELTA AIRLINES INC                                         0000001233              0.00            0.00          0.00
DHL DANZAS AIR & OCEAN                                     0000007681              0.00          -36.00          0.00
DHL WORLDWIDE EXPRESS                                      0000001235              0.00            0.00          0.00
DIAGNOSTIC LABORATORY SERVICES INC                         0000000408              0.00            0.00          0.00
DOUBLETREE HOTEL SACRAMENTO                                0000007075              0.00            0.00          0.00
DRIESSEN SERVICES INC                                      0000006673              0.00            0.00          0.00
DUNBAR ARMORED                                             0000005993              0.00            0.00          0.00
DYNAMIC AIR INC                                            0000000437              0.00            0.00          0.00
E D POWER CO                                               0000007020              0.00            0.00          0.00
EDO FIBER SCIENCE                                          0000007326              0.00          266.00          0.00
EDS CORP                                                   0000001753              0.00            0.00          0.00
EM DESIGNS                                                 0000003204              0.00            0.00          0.00
EMERY WORLDWIDE                                            0000001252              0.00            0.00          0.00
EMSS INC                                                   0000003108              0.00            0.00          0.00
ENVIROVAC INC                                              0000005820              0.00            0.00          0.00
EXACT COPIES PRINTING & DESIGN                             0000003130              0.00            0.00       -552.08
EXCELL EXPRESS COURIER                                     0000005208              0.00           80.00          0.00
EXECAIR MAINTENANCE INC                                    0000006206              0.00            0.00     47,351.00
EXPANETS                                                   0000006417              0.00            0.00          0.00
FARWEST AIRCRAFT INC                                       0000006873              0.00            0.00          0.00
FEDERAL EXPRESS CORP                                       0000001264              0.00            0.00          0.00
FLIGHT SUPPORT INTERNATIONAL                               0000006230              0.00            0.00          0.00
GAS COMPANY THE LLC                                        0000007776              0.00            0.00          0.00
GATE SAFE INC                                              0000006577              0.00            0.00          0.00
GATEGOURMET                                                0000005043       -255,054.68       -6,683.43    -829,812.71
GLOBEGROUND NORTH AMERICA                                  0000006480              0.00            0.00          0.00
GOODYEAR TIRE & RUBBER COMPANY                             0000006744              0.00            0.00          0.00
GOTBAUM JOSHUA                                             0000007817              0.00            0.00          0.00
HAMILTON STANDARD                                          0000001312              0.00        8,800.00          0.00
HAMILTON SUNDSTRAND                                        0000005507              0.00            0.00          0.00
HARDWARE HAWAII TRUE VALUE                                 0000007342              0.00            0.00          0.00
HARLAN CORP                                                0000000420              0.00            0.00          0.00
HATFIELD LAUNDRY AND DEVELOPMENT                           0000007254              0.00            0.00          0.00
HAWAII FUELING FACILITIES CO                               0000001301              0.00            0.00          0.00
HAWAII PETROLEUM INC                                       0000007279              0.00            0.00          0.00
HAWAII PRINCE HOTEL & GOLF CLUB                            0000002622              0.00            0.00      1,208.90
HAWAII STATIONERY CO LTD                                   0000000406              0.00            0.00          0.00
HAWAIIAN AIRLINES INC                                      0000001950            -51.18            0.00         51.18
HAWAIIAN AIRLINES INC FLEX PLAN                            0000002262              0.00            0.00          0.00
HAWAIIAN ISLES WATER CO                                    0000002975              0.00          218.36          0.00
HAWAIIAN LIFT TRUCK INC                                    0000001307              0.00            0.00          0.00
HAYASHI DEAN S                                             0000007758              0.00            0.00          0.00
HEARLSON CONSTRUCTION                                      0000003773              0.00            0.00          0.00
HEATCON COMPOSITE SYSTEMS INC                              0000000363              0.00            0.00          0.00
HEIDE & COOK LTD                                           0000000391              0.00            0.00          0.00
HERTZ CORPORATION                                          0000004127           -214.60            0.00          0.00
HEWLETT PACKARD                                            0000001021              0.00            0.00     17,594.13
HOLIDAY INN SELECT SEATTLE - RENTON                        0000006584              0.00            0.00          0.00
HONEYWELL INC                                              0000005148              0.02           14.11     15,616.00
HONOLULU ADVERTISER                                        0000001320              0.00            0.00          0.00
HONOLULU AIRPORT HOTEL                                     0000003073              0.00            0.00          0.00
HOST MARRIOTT SERVICES CORP                                0000000485              0.00            0.00          0.00
HPM BUILDING SUPPLY                                        0000000491              0.00            0.00          0.00
HRD AERO SYSTEMS INC                                       0000001325              0.00            0.00          0.00
HYATT REGENCY PHOENIX                                      0000007145              0.00            0.00          0.00
HYATT REGENCY SACRAMENTO                                   0000007754              0.00            0.00          0.00
HYATT REGENCY SAN FRANCISCO AIRPORT                        0000001661              0.00            0.00          0.00
HYDRA-AIR PACIFIC INC                                      0000000466              0,00            0.00          0.00
INCOM INC                                                  0000001759              0.00            0.00          0.00
INDUSTRIAL BRAKE SUPPLY CO INC                             0000000458              0.00            0.00          0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC                    0000000503              0.00            0.00          0.00
INSTANT WEB COMPANIES                                      0000003626              0.00            0.00          0.00
INTERNATIONAL BUSINESS MACHINES CORP                       0000000417              0.00            0.00          0.00
IPECO HOLDINGS INC                                         0000006274            -74.20            0.00          0.00
ISLAND FILTERS INC                                         0000000452              0.00            0.00          0.00
ISLAND MAID INC                                            0000006078              0.00            0.00          0.00
ISLAND MAINTENANCE & REPAIRS                               0000006727              0.00            0.00          0.00
ISLAND MOVERS INC                                          0000001342              0.00            0.00          0.00
J & J INTERNATIONALTRANSPORTINC                            0000006980              0.00            0.00          0.00
J L DELIVERY SERVICE INC                                   0000007149              0.00            0.00          0.00
JAMCO AMERICA                                              0000001347              0.00            0,00          0.00
JEPPESEN SANDERSON                                         0000000542              0.00            0.00          0.00
JOBBERS AUTO WAREHOUSE SUPPLY                              0000000910              0.00            0.00        -19.16
K R ANDERSON CO INC                                        0000000527              0.00            0.00          0.00
KAREN'S KITCHEN                                            0000007794              0.00            0.00          0.00
KAUAI AUTOMATED FUELS NETWORK INC                          0000007291              0.00            0.00          0.00
KAUAI BAGGAGE SERVICE                                      0000001359              0.00            0.00          0.00
KAUAI ISLAND UTILITY COOPERATIVE                           0000007383              0.00            0.00          0.00
KILGO A L CO INC                                           0000001365              0.00            0.00          0.00
KIRKHILL AIRCRAFT PARTS CO                                 0000001369              0.00            0.00          0.00
KONA ABRASIVES                                             0000000572              0.00            0.00          0.00
KONA LOCKSMITH INC                                         0000002784              0.00            0.00          0.00
KOOLAU AVIATION SERVICES                                   0000006005              0.00            0.00          0.00
KSSK                                                       0000003870              0.00            0.00          0.00
L&N UNIFORM SUPPLY-SALES DIVISION                          0000003000              0.00            0.00          0.00
LAMINATION HOUSE INC                                       0000000689              0.00            0.00          0.00
LARRYS AUTO PARTS INC                                      0000004129              0.00            0.00          0.00
LASALLE ELECTRIC SUPPLY CO                                 0000006632              0.00            0.00          0.00
LASFUEL CORP                                               0000000682              0.00            0.00          0.00
LAX TWO CO                                                 0000000684              0.00            0.00          0.00
LINCO CASTERS                                              0000006976              0.00            0.00          0.00
LONDAVIA INC                                               0000000691              0.00            0.00          0.00
LOS ANGELES AIRPORT HILTON                                 0000001637              0.00            0.00          0.00
MADISON AlR PARTS & SUPPLY INC                             0000006149              0.00            0.00          0.00
MAGEE PLASTICS COMPANY                                     0000000586              0.00            0.00          0.00
MAGUIRE BEARING CO LTD                                     0000000668              0.00            0.00          0.00
MALOLO BEVERAGES & SUPPLIES LTD                            0000000597              0.00            0.00          0.00
MARR HIPP JONES & PEPPER                                   0000003427              0.00        3,662.18      8,734.84
MAUI DISPOSAL CO INC                                       0000000613              0.00            0.00          0.00
MAUI SODA & ICE WORKS LTD                                  0000003513              0.00            0.00          0.00
MCDONALDS                                                  0000002357              0.00            0.00          0.00
MCMASTER CARR SUPPLY CO                                    0000000813              0.00            0.00          0.00
MEADOW GOLD DAIRIES                                        0000000942              0.00            0.00          0.00
MED LIFE SERVICES                                          0000006451              0.00            0.00          0.00
MEDAIRE INC                                                0000001780              0.00            0.00          0.00
MENEHUNE WATER CO INC                                      0000000670              0.00            0.00          0.00
MERCURY AIR GROUP                                          0000004031              0.00            0.00          0.00
MICHAEL LEWIS COMPANY                                      0000007396              0.00            0.00           000
MICHELIN AIRCRAFT TIRE CORP                                0000001655              0.00            0.00          0.00
MOKIHANA PEST CONTROL INC                                  0000005577              0.00            0.00          0.00
MOM'S PLACE                                                0000004818              0.00            0.00          0.00
MOOG lNC                                                   0000000583              0.00            0.00          0.00
MOORE USA                                                  0000000650              0.00            0.00          0.03
NAPA HAWAIIAN WAREHOUSE INC                                0000006986              0.00            0.00          0.00
NEW SOURCE CORP                                            0000000075              0.00            0.00          0.00
NEWARK ELECTRONICS                                         0000001422              0.00            0.00          0.00
NEXTEL COMMUNICATIONS                                      0000004163              0.00            0.00          0.00
NORTHWEST AIRLINES INC                                     0000001426              0.00       24,714.20    -73,725.00
NUVITE CHEMICAL COMPOUNDS CORP                             0000006787              0.00            0.00          0.00
OAHU AIR CONDITIONING SERVICE INC                          0000001427              0.00            0.00          0.00
OAHU WASTE SERVICES INC                                    0000007752              0.00            0.00          0.00
OAKWOOD CORPORATE HOUSING                                  0000005724              0.00            0.00          0.00
OFFICE DEPOT                                               0000000039              0.00            0.00          0.00
OLYMPUS INDUSTRIAL AMERICA INC                             0000006319              0.00            0.00          0.00
ONE DAY SIGNS & SILKSCREEN                                 0000001440              0.00            0.00          0.00
ONTFUEL CORPORATION                                        0000007072              0.00            0.00          0.00
OUTRIGGER HOTELS HAWAII                                    0000000633              0.00            0.00          0.00
OVERHILL FARMS INC                                         0000001802              0.00            0.00          0.00
PACIFIC DETROIT DIESEL-ALLISON                             0000004879              0.00            0.00          0.00
PACIFIC GLOVES AND SERVICE LLC                             0000006399              0.00            0.00          0.00
PACIFIC JOBBERS WAREHOUSE, INC                             0000002502              0.00            0.00          0.00
PACIFIC SERVICE & DEVELOPMENT CORP                         0000000921              0.00            0.00          0.00
PACIFIC WIRELESS COMMUNICATIONS                            0000005773              0.00            0.00          0.00
PAN AMERICAN TOOL CORP                                     0000001457              0.00            0.00          0.00
PARADISE BEVERAGES INC                                     0000000082              0.00            0.00          0.00
PARADISE SKYCAP SERVICES INC                               0000001459              0.00            0.00          0.00
PARKER HANNIFIN CORP                                       0000001462              0.00            0.00          0.00
PAS A DIVISION OF RUSSELL ASSOCIATES                       0000000089              0.00            0.00          0.00
PETROSPECT INC                                             0000006368              0.00            0.00          0.00
PINION AND ASSOCIATES INC                                  0000006338              0.00            0.00          0.00
PITNEY BOWES CREDIT CORP                                   0000001473              0.00            0.00          0.00
PITNEY BOWES INC                                           0000001474              0.00            0.00          0.00
PORT OF SEATTLE                                            0000000928              0.00            0.00          0.00
PRECISION RADIO LTD                                        0000000611              0.00            0.00          0.00
PRIME AIR INC                                              0000003927              0.00            0.00          0.00
PRIME FLIGHT AVIATION SERVICES                             0000007726              0.00            0.00          0.00
Q MARK RESEARCH & POLLING                                  0000001654              0.00            0.00          0.00
QWEST                                                      0000005785              0.00            0.00          0.00
R & G TIRE CENTER INC                                      0000004608              0.00            0.00          0.00
R & K REFRIGERATION SERVICE                                0000005100              0.00            0.00          0.00
RADISSON KAUAI BEACH RESORT                                0000006261              0.00            0.00          0.00
RAINBOW INDUSTRIAL LAUNDRY INC                             0000007588              0.00            0.00          0.00
RANDOM TASK INTERNATIONAL INC                              0000007787              0.00            0.00          0.00
RAPID RETURN DELIVERY SERVICE                              0000003553              0.00            0.00          0.00
RASCO SUPPLY CO LTD                                        0000003677             69.52            0.00       -150.14
REDLINE                                                    0000001493              0.00            0.00          0.00
RELIZON COMPANY THE                                        0000005624            697.89         -530.61          0.00
REMEDY INTELLIGENT STAFFING                                0000006735              0.00            0.00          0.00
RESTAINO ROBERT                                            0000006851              0.00         -795.28          0.00
REVA COMM                                                  0000006273              0.00            0.00          0.00
RICHARD WOLF MEDICAL INSTRUMENTS CORP                      0000000715              0.00            0.00          0.00
RLM SOFTWARE INC                                           0000006684              0.00            0.00          0.00
ROBERTS HAWAII TOURS INC                                   0000000762              0.00            0.00          0.00
ROLLS ROYCE                                                0000004871           -201.60            0.00        764.10
ROYAL LAUNDRY                                              0000000753              0.00            0.00          0.00
RTC EXPRESS                                                0000003100              0.00            0.00          0.00
RYDER TRUCK RENTAL                                         0000001504              0.00            0.00          0.00
SABRE TECHNOLOGY SOLUTIONS INC                             0000002261              0.00            0.00          0.00
SACRAMENTO COUNTY AIRPORT SYSTEM                           0000006959              0.00            0.00          0.00
SAMOA BROADCASTING                                         0000001847              0.00            0.00          0.00
SAMOA MARKETING INC                                        0000000048              0.00            0.00          0.00
SAN FRANCISCO INTERNATIONAL AIRPORT                        0000000197              0.00            0.00          0.00
SATAIR INC                                                 0000001510              0.00            0.00          0.00
SBC                                                        0000007464              0.00            0.00          0.00
SBI AND COMPANY INC                                        0000007442              0.00            0.00          0.00
SCIS AIR SECURITY CORPORATION                              0000006667              0.00            0.00          0.00
SEA TAC MANAGERS ASSOC                                     0000001512              0.00            0.00        225.12
SEAL DYNAMICS INC                                          0000000713              0.00            0.00          0.00
SELIG INDUSTRIES                                           0000006672              0.00            0.00          0.00
SENETICS                                                   0000003014              0.00            0.00        187.50
SHASTA LINEN SUPPLY                                        0000007013              0.00            0.00          0.00
SHRED IT                                                   0000004483              0.00            0.00          0.00
SIGNATURE FLIGHT SUPPORT                                   0000000839              0.00            0.00          0.00
SILVER AIRPORT COURIER CO                                  0000006043            923.00            0.00          0.00
SKY CHEFS INC                                              0000001533        -85,395.86      -50,867.17          0.00
SMITH LIMOUSINE CO INC                                     0000003408              0.00            0.00          0.00
SNAP ON TOOLS CO                                           0000000781              0.00            0.00          0.00
SOBEL WESTEX HAWAII                                        0000005606              0.00            0.00          0.00
SOFTWARE AG AMERICAS INC                                   0000002287              0.00            0.00          0.00
SOLUTIA INC                                                0000002041              0.00            0.00          0.00
SPECIALTY BULB CO INC                                      0000000897              0.00            0.00          0.00
SPECMAT TECHNOLOGIES INC                                   0000001538              0.00            0.00          0.00
SPENCER STUART INC                                         0000007675              0.00            0.00          0.00
STANDARD MOTORS & MARINE SUPPLY                            0000001540              0.00            0.00          0.00
STANDARD PARKING                                           0000007755              0.00            0.00          0.00
STANDARD REGISTER CO                                       0000000763              0.00          766.69          0.00
STANDARD SHEETMETAL & MECHANICAL INC                       0000005701              0.00            0.00          0.00
STARR AIRCRAFT PRODUCTS INC                                0000002753              0.00            0.00          0.00
STARR SEIGLE MCCOMBS                                       0000002389              0.00            0.00          0.00
STATE TIRE & REPAIR INC                                    0000000731              0.00            0.00          0.00
STERLING COURIER SYSTEMS INC                               0000001550              0.00            0.00          0.00
STRATACOM                                                  0000006146              0.00            0.00          0.00
STUART PROMOTIONAL PRODUCTS INC                            0000000828              0.00            0.00          0.00
SUCCESS ADVERTISING                                        0000006703              0.00            0.00          0.00
SUTTER HOME WINERY                                         0000001557              0.00            0.00          0.00
SWISSPORT USA INC                                          0000005533              0.00            0.00          0.00
T C SPECIALTIES INC                                        0000005968              0.00            0.00          0.00
T MOBILE                                                   0000007193              0.00            0.00          0.00
TEDS AUTOMOTIVE MACHINE SHOP                               0000001562              0.00            0.00          0.00
TELAIR INTERNATIONAL                                       0000001566          1,090.00            0.00          0.00
TERMINIX INTERNATIONAL CO LP                               0000001109              0.00            0.00          0.00
TEXAS MONTHLY                                              0000007797              0.00            0.00          0.00
THE BOEING COMPANY                                         0000002318            373.16        2,500,16      4,251.52
TIME AVIATION SERVICES INC                                 0000000816              0.00            0.00          0.00
TRACER CORP                                                0000004161              0.00            0.00          0.00
TRANS PACIFIC AIR SERVICE CORP                             0000005705              0.00        1,000.00      3,000.00
TRANSMARINE NAVIGATION CORP                                0000006314              0.00            0.00          0.00
TRAVEL TRADING CO                                          0000001879              0.00        3,500.00      3,500.00
TRI CLEANERS                                               0000001579              0.00            0.00          0.00
TRIPLE F DISTRIBUTING                                      0000004545              0.00            0.00          0.00
UNISON INDUSTRIES                                          0000007723              0.00            0.00          0.00
UNITED TECHNOLOGIES CORP                                   0000000774              0.00       -1,120.24          0.00
UNITEK SOLVENT SERVICES INC                                0000006030              0.00            0.00          0.00
V & S TRANSPORTATION INC                                   0000006058              0.00            0.00          0.00
VERIZON HAWAII INC                                         0000005544              0.00            0.00          0.00
VF SOLUTIONS                                               0000007155              0.00            0.00       -251.43
VILLALOBOS CLEANING SERVICE                                0000007468              0.00            0.00          0.00
VOLCANO ORCHIDS INC                                        0000000759              0.00            0.00          0.00
VOLVO AERO SERVICES LP                                     0000006280              0.00            0.00          0.00
WACKENHUT CORP                                             0000001190         38,429.12            0.00    -100,000.00
WAREHOUSING DISTRIBUTION & INSTALLATION                    0000006631              0.00            0.00          0.00
WATER MAN BIG ISLAND                                       0000002785              0.00            0.00          0.00
WATSON WYATT AND CO                                        0000000907              0.00            0.00     11,831.00
WEBER AIRCRAFT INC                                         0000004501              0.00            0.00          0.00
WENCOR WEST INC                                            0000001616             58.45            0.00          0.00


WESCO AIRCRAFT HARDWARE CORP                               0000000824              0.00           0.00           0.00
WESTERN AMERICAN SPECIALTIES INC                           0000007731              0.00           0.00           0.00
WINGFOOI EXPRESS                                           0000005920              0.00           0.00           0.00
WINGS ELECTRO SALES CO INC                                 0000000856              0.00           0.00           0.00
WLS COATINGS INC                                           0000000892              0.00           0.00           0.00
WORLDWIDE FLIGHT SERVICES INC                              0000004090              0.00           0.00           0.00
XPEDX                                                      0000002616              0.00           0.00           0.00
ZEE MEDICAL SERVICE                                        0000001635              0.00           0.00           0.00
ZEE MEDICAL SERVICE INC                                    0000005950              0.00           0.00           0.00
ZEP MANUFACTURING COMPANY                                  0000005461              0.00           0.00           0.00
                                  Business Unit Total                       -281,925.66     -29,705.56    -879,714.25

HAWAIIAN AIRLINES                                    Hawaiian Airlines, Inc.                             Page No.  1
                                               Payables Aging by Vendor - Summary                        Run Date  10/13/2003
Report ID:  HAL-D013                              Aged as of September 30, 2003                          Run Time  11:28:55 PM




Business Unit:  PR
                                                                                   I  N  V  O  I  C  E   A  M  O  U  N  T  S
                                                              Nbr of
Vendor Name                                    Vendor ID      Invcs           Total         0-29           30-59     60-89    90 +
-----------                                    ---------      -----           -----         ----           -----     -----    ----
ASSOCIATION OF FLIGHT ATTENDANTS               PR00000007         1        23,868.00      23,868.00         0.00     0.00     0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS        PR00000036         2        55,270.74      55,270.74         0.00     0.00     0.00
WATT HARVEY W & CO                             PR00000104         1         1,230.38       1,230.38         0.00     0.00     0.00
        Business Unit Total                                       4        80,369.12      80,369.12         0.00     0.00     0.00

HAWAIIAN AIRLINES                                    Hawaiian Airlines, Inc.                             Page No.  1
                                               Payables Aging by Vendor - Summary                        Run Date  10/13/2003
Report ID:  HAL-D013                              Aged as of September 30, 2003                          Run Time  11:28:55 PM




Business Unit:  REV
                                                                                   I  N  V  O  I  C  E   A  M  O  U  N  T  S
                                                         Nbr of
Vendor Name                               Vendor ID       Invcs           Total         0-29       30-59     60-89           90 +
-----------                               ---------       -----           -----         ----       -----     -----           ----
BRAINERD CR0W WING CTY/WIELAND FLD        BRD                1            -2.92         0.00        0.00        0.00         -2.92
CHERRY CAPITAL AIRPORT                    TVC                2             0.00         0.00        0.00        0.00          0.00
MBS INTERNATIONAL AIRPORT                 MBS                2             0.00         0.00        0.00        0.00          0.00
MCFEELEY WILLIAM ]                        R025008184         1            15.00        15.00        0.00        0.00          0.00
NA PUA NO EAU - CGTHC                     R050301841         1           106.00       106.00        0.00        0.00          0.00
PANAMA CITY-BAY COUNTY                    PFN                1            -2.92         0.00        0.00        0.00         -2.92
PANDA TRAVEL                              0000000100       286       134,325.98         0.00        0.00        0.00    134,325.98
PHILADELPHIA INTERNATIONAL                PHL                1            -8.84        -8.84        0.00        0.00          0.00
SAN LUIS VALLEY REGIONAL AIRPORT          ALS                2            -5.84         0.00        0.00       -2.92         -2.92
SARASOTA BRADENTON                        SRQ                2            -5.76         0.00        0.00        0.00         -5.76
SAVANNAH INTL AIRPORT                     SAV                4            -4.34         0.00        0.00        0.00         -4.34
YAMPA VALLEY AIRPORT                      HDN                1            -5.84         0.00        0.00        0.00         -5.84
                          Business Unit Total              304       134,410.52       112.16        0.00       -2.92    134,301.28

HAWAIIAN AIRLINES                                    Hawaiian Airlines, Inc.                             Page No.  1
                                               Payables Aging by Vendor - Summary                        Run Date  10/13/2003
Report ID:  HAL-D013                              Aged as of September 30, 2003                          Run Time  11:28:55 PM




Business Unit:  RFND
                                                                                   I  N  V  O  I  C  E   A  M  O  U  N  T  S
                                                  Nbr of
Vendor Name                     Vendor ID         Invcs           Total         0-29        30-59        60-89              90 +
-----------                     ---------         -----           -----         ----        -----        -----              ----
CHING LEORA                       EE00000135          6          258.56          0.00         0.00         0.00              258.56

              Business Unit Total                     6          258.56          0.00         0.00         0.00              258.56

              Grand Total                        12,765   22,239,717.28  2,756,270.57   562,931.39    95,444.30       18,825,071.02

              Less-pre-petition HA                       (20,592,200.25)   (64,508.99) (844,844.05) (122,622.78)     (19,560,224.43
                              Refnd                              (62.00)                                                    (62.00)
                                                         --------------- ------------- ------------ -------------   ---------------

                       post-petition                       1,647,455.03  2,691,761.58   (281,912.66)  (27,178.48)     (735,215.41)
                                                         =============== ============= ============ ============    ===============

Bank of Hawaii                                   Statement of Account

Last statement: August 31, 2003                  Account: 0001-042424
This statement: September 15, 2003               Page 1 of 24
Total days in statement period: 15               Number of Enclosures: (755)

                                                 Direct inquiries to:
                                                 888-643-3888

HAWAIIAN AIRLINES INC                            BANK OF HAWAII
COLLECTION ACCOUNT                               P.O. BOX 2900
ATTN K RILEY                                     HONOLULU HI 96846
CORPORATE BANKING 297
BANK OF HAWAII

------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------


Analyzed Business Checking
  Account number          0001-042424   Beginning balance                $0.00
  Enclosures                      765   Total additions          28,906,852.33
  Low balance                   $0.00   Total subtractions       28,906,852.33
                                                                 -------------
  Average balance               $0.00   Ending balance                    $.00


 DEBITS
  Date        Description                                         Subtractions
  -----------------------------------------------------------------------------
  09-02       Deposited Item Rtned                                      880.98
  -----------------------------------------------------------------------------
  09-02       ACH Debit                                                 182.00
               DISCOVER Bus SVC SETTLEMENT 030829 601101601001736
  -----------------------------------------------------------------------------
  09-02       ACH Debit                                                  10.60
               JCBI HI BKCD M DSC 200308 0001290923
  -----------------------------------------------------------------------------
  09-02       Automatic Transfer                                  4,773,656.09
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
  -----------------------------------------------------------------------------
  09-03       Deposited Item Rtned                                      245.00
  -----------------------------------------------------------------------------
  09-03       Debit Memo                                                180.00
  -----------------------------------------------------------------------------
  09-03       ACH Debit                                                   3.53
               JCBI HI BKCD M DSC 200309 0001290832
  -----------------------------------------------------------------------------
  09-03       ACH Debit                                                   0.71
               JCBI HI BKCD M DSC 200309 0001290857
  -----------------------------------------------------------------------------
  09-03       Automatic Transfer                                  3,790,224.46
               TRANSFER TO CONCENTRATION ACCOUNT
               0001028588
  -----------------------------------------------------------------------------
  09-04       Deposited Item Rtned                                       81.00
  -----------------------------------------------------------------------------
  09-04       Debit Memo                                              1,954.50
  -----------------------------------------------------------------------------
  09-04       Debit Memo                                                200.00
  -----------------------------------------------------------------------------
  09-04       ACH Debit                                                  65.98
               CLARKE AMERICAN CHK ORDER 030830 YZ5KS8190351100

Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
    Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.  DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

        Ending balance reflected on this statement:             $_____________

        Add deposits and transfers to this account; not yet reflected on this statement:
                 $_______________   $______________
                 $_______________   $______________
                 $_______________   $______________
                                                             +) $______________
        Sub-Total:                                           =  $______________

        Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

                 $___________  $___________  $__________
                 $___________  $___________  $__________
                 $___________  $___________  $__________     +) $______________

        Current Account Balance (For checking accounts, this
        amount should equal your checkbook register
        balance.)                                            =  $______________

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o  Your name and account number

     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information

     o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.

-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 2 of 24
September 15, 2003                                                 0001-042424

Date       Description                                            Subtractions
-------------------------------------------------------------------------------
09-04      ACH Debit                                                     11.57
            JCBI HI BKCD M DSC 200309 0001484047
-------------------------------------------------------------------------------
09-04      ACH Debit                                                      7.87
           JCBI HI BKCD M DSC 200309 0001290782
-------------------------------------------------------------------------------
09-04      ACH Debit                                                      2.31
           JCBI HI BKCD M DSC 200309 0001290808
-------------------------------------------------------------------------------
09-04      ACH Debit                                                      0.71
           JCBI HI BKCD M DSC 200309 0001290857
-------------------------------------------------------------------------------
09-04      Automatic Transfer                                      1,620,220.31
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
09-05      Deposited Item Rtned                                          250.00
-------------------------------------------------------------------------------
09-05      ACH Debit                                                   1,776.00
           DISCOVER BUS SVC SETTLEMENT 030904 601101601001736
-------------------------------------------------------------------------------
09-05      ACH Debit                                                       0.71
           JCBI HI BKCD M DSC 200309 0001290923
-------------------------------------------------------------------------------
09-05      Automatic Transfer                                      1,229,527.01
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
09-06      Automatic Transfer                                              2.33
           FROM ACCT NO. 0006-000673 FROM CD NO.
           0000-000001
-------------------------------------------------------------------------------
09-08      Deposited Item Rtned                                          787.83
-------------------------------------------------------------------------------
09-08      Deposit Adjustment                                              0.04
-------------------------------------------------------------------------------
09-08      ACH Debit                                                      28.73
           JCBI HI BKCD M DSC 200309 0001370758
-------------------------------------------------------------------------------
09-08      ACH Debit                                                       1.20
           JCBI HI BKCD M DSC 200309 0001290782
-------------------------------------------------------------------------------
09-08      Automatic Transfer                                      4,058,068.90
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
09-09      Debit Memo                                                    280.00
-------------------------------------------------------------------------------
09-09      Deposit Adjustment                                             10.00
-------------------------------------------------------------------------------
09-09      ACH Debit                                                      15.49
           JCBI HI BKCD M DSC 200309 0001370758
-------------------------------------------------------------------------------
09-09      ACH Debit                                                       9.41
           JCBI HI BKCD M DSC 200309 0001316694
-------------------------------------------------------------------------------
09-09      Automatic Transfer                                      1,693,525.82
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
09-10      ACH Debit                                                      99.96
           CLARKE AMERICAN CHK ORDER 030906 Y0A080730221200
-------------------------------------------------------------------------------
09-10      Automatic Transfer                                      3,014,627.42
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
09-11      Deposited Item Rtned                                          436.75
-------------------------------------------------------------------------------
09-11      Debit Memo                                                     72.00
-------------------------------------------------------------------------------
09-11      ACH Debit                                                       4.96
           JCBI HI BKCD M DSC 200309 0001290790

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 3 of 24
September 15, 2003                                                 0001-042424

Date       Description                                          Subtractions
-------------------------------------------------------------------------------
  09-11    Automatic Transfer                                      1,125,419.08
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
  09-12    Debit Memo                                                    100.00
-------------------------------------------------------------------------------
  09-12    Deposit Adjustment                                             40.00
-------------------------------------------------------------------------------
  09-12    ACH Debit                                                       4.65
           JCBI HI BKCD M DSC 200309 0001370758
-------------------------------------------------------------------------------
  09-12    Automatic Transfer                                      2,759,786.92
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588
-------------------------------------------------------------------------------
  09-15    Deposited Item Rtned                                        1,034.10
-------------------------------------------------------------------------------
  09-15    Deposit Adjustment                                            186.04
-------------------------------------------------------------------------------
  09-15    Debit Memo                                                     50.00
-------------------------------------------------------------------------------
  09-15    Deposit Adjustment                                              0.08
-------------------------------------------------------------------------------
  09-15    Automatic Transfer                                      4,832,779.28
           TRANSFER TO CONCENTRATION ACCOUNT
           0001028588


CREDITS

Date       Description                                            Additions
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                    2,734,080.88
           BOH FUNDS TRANSFER 090203 030902001386702
-------------------------------------------------------------------------------
09-02      ACH Credit                                              1,326,909.83
           AMERICAN EXPRESS SETTLEMENT 030901 7992400143
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000335           177,325.84
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000335            80,522.20
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                       80,235.37
           BOH FUNDS TRANSFER 090203 030902000828702
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                       76,863.25
           BOH FUNDS TRANSFER 090203 030902000984702
           SWF OF 03/09/02
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                       45,992.50
           BOH FUNDS TRANSFER 090203 030902000470702
           IP1I289040064219
-------------------------------------------------------------------------------
09-02      ACH Credit                                                 43,076.04
           DISCOVER BUS SVC SETTLEMENT 030829 601101601001736
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000681            15,649.18
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                       14,083.82
           BOH FUNDS TRANSFER 090203 030902000297702
           000000000
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000681            12,296.16
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000335             7,971.80
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000681             7,209.52
-------------------------------------------------------------------------------
09-02      Wire Transfer Credit                                        6,746.60
           BOH FUNDS TRANSFER 090203 030902001117702
           U007 128030902
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             6,265.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             5,650.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             5,201.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             3,990.00

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 4 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             3,817.36
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             3,810.95
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             3,213.02
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             3,180.13
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             3,115.11
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,926.18
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431             2,871.92
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  2,727.39
           1-800-FLOWERS IN BATCH 082903 16592
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,681.08
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431             2,650.20
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,555.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  2,466.26
           AIRLINES REPORTI PAYABLES 082903 A173
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  2,256.36
           HILO PASSENGER 4 TELECHECK 030902 05781604
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,139.16
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431             2,135.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,090.20
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,052.70
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  2,047.92
           KAHULUI PAX NO 4 TELECHECK 030902 05771405
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             2,026.26
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,978.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679             1,945.16
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             1,760.48
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451             1,676.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             1,662.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  1,632.00
           KAHULUI PAX NO 4 TELECHECK 030902 05771405
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000681             1,621.59
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,561.61
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679             1,333.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,285.76
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,263.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  1,262.08
           ALA MOANA TICKET TELECHECK 030902 05712517
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             1,260.63
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679             1,216.86
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  1,208.52
           ALA MOANA TICKET TELECHECK 030902 05712517
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431             1,125.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,121.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441             1,114.08
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431             1,106.88
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,075.96
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424             1,034.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                  1,005.80
           HILO PASSENGER 4 TELECHECK 030902 05781604
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               971.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000681               941.48

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 5 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               940.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               926.64
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445               914.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               893.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               889.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000655               875.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               864.29
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000422               841.13
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               823.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               820.76
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               818.75
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               817.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               813.38
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               803.08
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    802.50
           KAHULUI PAX NO 4 TELECHECK 030902 05771405
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               774.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               719.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431               686.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679               683.60
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431               662.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               658.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               640.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               632.90
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000462               627.58
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445               614.70
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               607.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               570.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               560.50
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               530.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445               528.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               525.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               507.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               506.42
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               500.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000422               492.72
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445               473.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               468.75
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               459.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               456.08
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               450.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000442               448.37
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               426.64
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               410.08
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    410.00
           KAUAI PASSENGER TELECHECK 030902 05764731
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               400.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               397.23
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               391.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               388.00

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 6 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    372.00
           JCBI HI BKCD DEPST 200308 001290923
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               371.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679               369.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               359.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000442               357.32
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               344.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               340.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               329.01
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000679               322.08
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    318.00
           ALA MOANA TICKET TELECHECK 030902 05712517
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               295.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445               293.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    288.00
           KAUAI PASSENGER TELECHECK 030902 05764731
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431               288.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               281.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               280.21
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               270.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               258.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               250.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               249.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000444               234.68
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               232.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               223.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               206.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000461               206.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               191.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    187.00
           KAUAI PAX NO 4 TELECHECK 030908 05771405
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               187.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               185.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               184.03
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000432               182.27
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000431               180.00
-------------------------------------------------------------------------------
9-02      Deposit Non Teller                  00000000461               178.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000441               175.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    174.00
           KAUAI PASSENGER TELECHECK 030902 05764731
-------------------------------------------------------------------------------
09-02      Desposit Non Teller                 00000000452               172.93
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    153.00
           KONA KEAHOLE STA TELECHECK 030902 05781606
-------------------------------------------------------------------------------
09-02      ACH Credit                                                    150.00
            KONA KEAHOLE STA TELECHECK 030902 05781606
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               136.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               130.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               125.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424               125.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000451               123.00
-------------------------------------------------------------------------------
09-02      Credit Memo                         00000000451               100.00
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 7 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000452                88.20
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                86.65
-------------------------------------------------------------------------------
09-02      ACH Credit                                                     85.00
           MOLOKAI STATION TELECHECK 030902 05771408
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                85.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                84.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                     75.93
           HILO PASSENGER 4 TELECHECK 030902 05781604
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                75.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                50.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445                40.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                40.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                36.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000445                34.53
-------------------------------------------------------------------------------
09-02      Deposit Adjustment                  00000000445                27.00
-------------------------------------------------------------------------------
09-02      ACH Credit                                                     25.00
           HILO PASSENGER 4 TELECHECK 030902 05781604
-------------------------------------------------------------------------------
09-02      Deposit Adjustment                  00000000424                24.75
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                20.00
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                18.00
-------------------------------------------------------------------------------
09-02      Customer Deposit                    00000000444                14.90
-------------------------------------------------------------------------------
09-02      Deposit Non Teller                  00000000424                 9.00
-------------------------------------------------------------------------------
09-03      Automatic Transfer                                        219,176.98
           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
-------------------------------------------------------------------------------
09-03      Wire Transfer Credit                                    1,768,214.61
           BOTH FUNDS TRANSFER 090303 030903000297702 ARC 173
-------------------------------------------------------------------------------
09-03      Wire Transfer Credit                                      850,610.47
           BOTH FUNDS TRANSFER 090303 030903000508702
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000335           347,788.07
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000336           301,552.73
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000335           149,213.10
-------------------------------------------------------------------------------
09-03      ACH Credit                                                 48,657.93
           DISCOVER BUS SVC SETTLEMENT 030830 601101601001736
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000336            15,552.39
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000681            13,492.04
-------------------------------------------------------------------------------
09-03      Wire Transfer Credit                                        8,137.00
           BOTH FUNDS TRANSFER 090303 03090300080702
           029-OTT-317000
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             4,799.18
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             3,655.88
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000441             3,281.46
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             3,067.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000441             2,986.00
-------------------------------------------------------------------------------
09-03      Customer Deposit                    00000000422             2,946.02
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000336             2,466.77
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000422             2,429.44
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             2,297.73
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             2,186.84
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000336             2,041.90
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 8 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             2,005.38
-------------------------------------------------------------------------------
09-03      ACH Credit                                                  1,928.00
           KAUAI PASSENGER TELECHECK 030903 05764731
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             1,568.42
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             1,534.58
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             1,534.40
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000442             1,528.72
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             1,480.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000681             1,450.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000679             1,437.98
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             1,409.02
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000655             1,375.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424             1,159.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000462             1,034.88
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461             1,011.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461               965.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000422               930.18
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000462               894.30
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               845.00
-------------------------------------------------------------------------------
09-03      Customer Deposit                    00000000444               824.68
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000681               809.68
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461               733.84
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               688.16
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000451               633.00
-------------------------------------------------------------------------------
09-03      ACH Credit                                                    615.00
           EQUIVA PAYMENTS 030903 02232000136334
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               540.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               538.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000441               530.00
-------------------------------------------------------------------------------
09-03      Customer Deposit                    00000000422               526.63
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000679               522.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               511.80
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000681               430.79
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000451               415.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               376.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               340.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461               320.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000461               308.15
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               302.10
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               250.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               231.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000452               181.38
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000422               168.34
-------------------------------------------------------------------------------
09-03      Customer Deposit                    00000000422               141.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424               130.00
-------------------------------------------------------------------------------
09-03      ACH Credit                                                    128.00
           HILO PASSENGER 4 TELECHECK 030903 05781604
-------------------------------------------------------------------------------
09-03      ACH Credit                                                    125.00
           KONA KEAHOLE STA TELECHECK 030903 05781606
-------------------------------------------------------------------------------
09-03      ACH Credit                                                    124.00
           JCBI HI BKCD DEPST 200309 0001290832
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                             Page 9 of 24
September 15, 2003                                                 0001-042424

-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000422               102.28
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000462                71.75
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424                68.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000681                64.02
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000422                60.01
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424                50.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000335                46.25
-------------------------------------------------------------------------------
09-03      ACH Credit                                                     25.00
           JCBI HI BKCD DEPST 200309 0001290857
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424                25.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000424                25.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000336                15.00
-------------------------------------------------------------------------------
09-03      Deposit Non Teller                  00000000679                13.44
-------------------------------------------------------------------------------
09-04      Automatic Transfer                                          9,609.87
           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT 0034036160
-------------------------------------------------------------------------------
09-04      Wire Transfer                                             848,217.73
           Credit BOTH FUNDS TRANSFER 090403 030904000519702
-------------------------------------------------------------------------------
09-04      Wire Transfer                                             399,985.00
           Credit BOTH FUNDS TRANSFER 090403 03090400055702
           245TTJ-20100128
-------------------------------------------------------------------------------
09-04      Credit Memo                                               159,904.65
-------------------------------------------------------------------------------
09-04      ACH Credit                                                 73,508.63
           DISCOVER BUS SVC SETTLEMENT 030903 601101601001736
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000335            49,338.28
-------------------------------------------------------------------------------
09-04      ACH Credit                                                 28,130.03
           DISCOVER BUS SVC SETTLEMENT 030903 601101601001736
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             5,003.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000681             4,893.50
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000681             3,961.21
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000441             2,674.80
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000451             2,460.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             2,317.44
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000652             2,212.25
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             2,156.70
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             1,740.40
-------------------------------------------------------------------------------
09-04      ATM Deposit                         00000000431             1,721.08
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000441             1,545.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000461             1,487.82
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             1,457.38
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000679             1,374.90
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000431             1,350.01
-------------------------------------------------------------------------------
09-04      ATM Deposit                         00000000431             1,301.38
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000451             1,279.08
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424             1,036.38
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000461             1,009.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000681               957.08
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000679               930.82
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               872.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    811.00
           KONA KEAHOLE STA TELECHECK 030904 05781606
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 10 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000441               721.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    688.92
           ALA MOANA TICKET TELECHECK 030904 05712517
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               670.30
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               667.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               623.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               524.34
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               494.58
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    406.00
           JCBI HI BKCD DEPST 200309 0001484047
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000431               370.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    360.00
           KAHULUI PAX NO 4 TELECHECK 030904 05771405
-------------------------------------------------------------------------------
09-04      ATM Deposit                         00000000432               348.59
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000442               302.83
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    276.00
           JCBI HI BKCD DEPST 200309 0001290782
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000432               273.48
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    252.00
           HILO PASSENGER 4 TELECHECK 030904 05781604
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               250.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    225.00
           KAUAI PASSENGER TELECHECK 030904 05764731
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               225.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000462               193.43
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               161.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               155.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                    153.00
           HONOLULU STN PAX TELECHECK 030904 05712512
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               152.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               150.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424               100.00
-------------------------------------------------------------------------------
09-04      Customer Deposit                    00000000444                97.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000452                96.36
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000679                96.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                     81.00
           JCBI HI BKCD DEPST 200309 000129080
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424                75.00
-------------------------------------------------------------------------------
09-04      Deposit Non Teller                  00000000424                45.00
-------------------------------------------------------------------------------
09-04      Credit Memo                                                    40.00
-------------------------------------------------------------------------------
09-04      ACH Credit                                                     25.00
           JCBI HI BKCD DEPST 200309 0001290857
-------------------------------------------------------------------------------
09-05      Automatic Transfer                                        145,681.92
           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
           0034036160
-------------------------------------------------------------------------------
09-05      Wire Transfer Credit                                      868,120.31
           BOH FUNDS TRANSFER 090503 030905000746702
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000335            81,314.05
-------------------------------------------------------------------------------
09-05      ACH Credit                                                 47,510.53
           USPS ST. LOUIS CONTRACTS 030905
           990042880EA0000
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 11 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-05      ACH Credit                                                 19,941.49
           DISCOVER BUS SVC SETTLEMENT 030904 601101601001736
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                                         13,128.40
-------------------------------------------------------------------------------
09-05      ACH Credit                                                 12,271.68
           USPS ST. LOUIS CONTRACTS 030905
           990042880EA0000

-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             5,020.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000441             4,666.20
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             3,527.60
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000681             2,980.08
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000441             2,112.46
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000681             1,807.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             1,710.82
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             1,658.70
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000679             1,511.60
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             1,382.70
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             1,156.65
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000679             1,049.51
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000681             1,048.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000431             1,016.14
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424             1,012.00
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    884.74
           ALA MOANA TICKET TELECHECK 030905 05712517
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               851.16
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               788.58
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               750.00
-------------------------------------------------------------------------------
09-05      Wire Transfer Credit                                          718.00
           BOTH FUNDS TRANSFER 090503 030905000738702
           ARC 173
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               679.90
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               651.70
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000442               607.14
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               569.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000431               552.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000441               506.00
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    500.00
           HILO PASSENGER 4 TELECHECK 030905 05781604
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    483.00
           HILO SALES 636 TELECHECK 030905 05781608
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               444.00
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    436.00
           KAUAI PASSENGER TELECHECK 030905 05764731
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000451               426.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000451               310.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               292.00
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    260.00
           KAHULUI PAX NO 4 TELECHECK 030905 05771405
-------------------------------------------------------------------------------
09-05      ACH Credit                                                    255.00
           HAWAIIAN VAC SEC FEES 090303
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000432               225.34
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               220.00
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 12 of 24
September 15, 2003                                                 0001-042424

-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               122.08
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000679               102.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424               100.00
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000452                95.24
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424                50.00
-------------------------------------------------------------------------------
09-05      ACH Credit                                                     25.00
           JCBI HI BKCD DEPST 200309 0001290923
-------------------------------------------------------------------------------
09-05      ACH Credit                                                     21.00
           EQUIVA PAYMENTS 030905 02232000136660
-------------------------------------------------------------------------------
09-05      Deposit Non Teller                  00000000424                 1.00
-------------------------------------------------------------------------------
09-06      Interest Transfer                                               2.33
           FROM ACCT NO.  0006-000673 FROM CD NO.
           0000-000001
-------------------------------------------------------------------------------
09-08      Automatic Transfer                                         18,656.53
           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
           0034036160
-------------------------------------------------------------------------------
09-08      Wire Transfer                                           2,046,956.85
           BOTH FUNDS TRANSFER 090803 030908000746702
-------------------------------------------------------------------------------
09-08      ACH CREDIT                                              1,462,261.14
           AMERICAN EXPRESS SETTLEMENT 030908 7992400143
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000335           160,457.07
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000335           119,850.06
-------------------------------------------------------------------------------
09-08      Wire Transfer                                              57,295.44
           BOTH FUNDS TRANSFER 090803 030908000694702
-------------------------------------------------------------------------------
09-08      ACH Credit                                                 35,731.12
           DISCOVER BUS SVC SETTLEMENT 030905 601101601001736
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000335            11,604.19
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             9,935.82
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000681             7,901.60
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431             7,400.90
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             6,503.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             4,268.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             4,083.14
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441             3,852.79
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             3,811.98
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             3,677.66
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             3,533.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441             3,395.48
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679             3,340.89
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000422             3,178.77
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             3,063.80
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             2,622.78
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             2,611.72
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             2,391.70
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451             2,331.36
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441             2,209.75
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431             2,178.39
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             2,128.14
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451             2,100.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             2,059.20
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,842.65
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 13 of 24
September 15, 2003                                                 0001-042424

Date       Description                                                Additions
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000442             1,753.13
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000655             1,750.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,713.42
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,679.24
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679             1,626.04
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,593.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679             1,588.22
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451             1,581.70
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679             1,465.70
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441             1,456.08
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,344.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431             1,307.08
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431             1,302.58
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,247.30
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441             1,225.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,205.78
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431             1,131.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451             1,126.00
-------------------------------------------------------------------------------
09-08      ACH Credit                                                  1,116.00
           KAUAI PASSENGER TELECHECK 030908 05764731
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424             1,087.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000335             1,023.72
-------------------------------------------------------------------------------
09-08      ACH Credit                                                  1,008.00
           JCBI HI BKCD DEPST 200309 0001370758
-------------------------------------------------------------------------------
09-08      Deposit Adjustment                  00000000424             1,003.66
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               910.58
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000681               895.10
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               878.04
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451               851.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               850.16
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               830.38
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000431               822.48
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000422               797.36
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000422               793.43
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               792.68
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               745.20
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000461               730.02
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               686.40
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               644.18
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               583.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               574.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441               573.00
-------------------------------------------------------------------------------
09-08      ACH Credit                                                    572.22
           KAHULUI PAX NO 4 TELECHECK 030908 05771405
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               549.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441               527.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               500.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               495.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               490.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441               447.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               445.00
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 14 of 24
September 15, 2003                                                 0001-042424

Date       Description                                               Additions
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000452               438.33
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000681               434.78
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               432.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               430.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               415.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               360.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679               357.65
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000441               350.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               349.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000451               323.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               323.00
-------------------------------------------------------------------------------
09-08      ACH Credit                                                    317.00
           HILO PASSENGER 4 TELECHECK 030908 05781604
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               270.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               250.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               240.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               235.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000442               225.29
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               200.00
-------------------------------------------------------------------------------
09-08      Customer Deposit                    00000000445               170.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000679               165.08
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000432               160.87
-------------------------------------------------------------------------------
09-08      ACH Credit                                                    153.00
           HILO SALES 636 TELECHECK 030908 05781608
-------------------------------------------------------------------------------
09-08      ACH Credit                                                    144.00
           ALA MOANA TICKET TELECHECK 030908 05712517
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424               112.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                85.44
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                68.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                54.18
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                46.00
-------------------------------------------------------------------------------
09-08      ACH Credit                                                     42.00
           JCBI HI BKCD DEPST 200309 0001290782
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000452                38.90
-------------------------------------------------------------------------------
09-08      Customer Deposit                    00000000445                29.80
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000462                25.53
-------------------------------------------------------------------------------
09-08      ACH Credit                                                     25.00
           KONA KEAHOLE STA TELECHECK 030908 05781606
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                25.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000681                25.00
-------------------------------------------------------------------------------
09-08      Customer Deposit                    00000000445                15.00
-------------------------------------------------------------------------------
09-08      Deposit Non Teller                  00000000424                 1.00
-------------------------------------------------------------------------------
09-09      Automatic Transfer                                         57,617.10
           TRANSFER FROM DEPOSIT SYSTEM ACCOUNT 0034036160
-------------------------------------------------------------------------------
09-09      Wire Transfer Credit                                      711,070.37
           BOH FUNDS TRANSFER 090903 030909000688702
-------------------------------------------------------------------------------
09-09      Deposit Non Teller                  00000000336           676,631.82
-------------------------------------------------------------------------------
09-09      Credit Memo                                                79,875.00
-------------------------------------------------------------------------------
09-09      Deposit Non Teller                  00000000335            35,968.82
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 15 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-09        ACH Credit                                               33,338.91
             DISCOVER BUS SVC SETTLEMENT 030906 601101601001736
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336            12,361.23
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336             5,297.15
-------------------------------------------------------------------------------
09-09        Deposit Non Telle                 00000000424             5,207.56
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000441             4,501.93
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             3,911.00
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000636             3,813.06
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000636             2,970.54
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336             2,582.95
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             2,552.24
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             2,324.30
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000636             2,173.07
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000681             2,100.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             2,076.06
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             2,044.14
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000422             1,952.64
-------------------------------------------------------------------------------
09-09        ACH Credit                                                1,939.42
             ALA MOANA TICKET TELECHECK 030909 05712517
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000451             1,771.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000679             1,450.78
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             1,439.54
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             1,345.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             1,326.80
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             1,288.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000335             1,284.10
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             1,271.50
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336             1,271.13
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             1,262.58
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000631             1,250.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000431             1,247.56
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             1,242.11
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000441             1,218.76
-------------------------------------------------------------------------------
09-09        ACH Credit                                                1,152.87
             KAHULUI PAX NO 4 TELECHECK 030909 05771405
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             1,096.58
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000422             1,066.80
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424             1,041.76
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461             1,023.76
-------------------------------------------------------------------------------
09-09        ACH Credit                                                1,008.66
             ALA MOANA TICKET TELECHECK 030909 05712517
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461               874.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000422               808.85
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000444               806.68
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               784.70
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461               769.38
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  667.08
             HILO PASSENGER 4 TELECHECK 030909 05781604
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               651.70
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  634.00
             KAHULUI PAX NO 4 TELECHECK 030909 05771405
-------------------------------------------------------------------------------

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 16 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000681               628.15
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  603.00
             KONA KEAHOLE STA TELECHECK 030909 05781606
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               594.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000451               592.38
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000441               592.00
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  543.51
             JCBI HI BKCD DEPST 200309 0001370758
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000461               499.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000679               474.00
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000636               453.78
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000655               385.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               381.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000431               358.08
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               355.00
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  330.00
             JCBI HI BKCD DEPST 200309 0001316694
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000462               324.73
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               310.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000452               295.47
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  293.60
             KAUAI PASSENGER TELECHECK 030909 05764731
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336               286.01
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000431               280.00
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  275.00
             KAUAI PASSENGER TELECHECK 030909 05764731
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  238.06
             HILO SALES 636 TELECHECK 030909 05781608
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000432               219.67
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  200.00
             KAUAI PASSENGER TELECHECK 030909 05764731
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000636               139.01
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000679               122.10
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000681               122.08
-------------------------------------------------------------------------------
09-09        ACH Credit                                                  114.76
             HILO PASSENGER 4 TELECHECK 030909 05781604
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424               104.38
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000422                79.84
-------------------------------------------------------------------------------
09-09        ACH Credit                                                   50.00
             MOLOKAI STATION TELECHECK 030909 05771408
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000335                50.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424                48.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000336                33.20
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000442                31.04
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000444                29.80
-------------------------------------------------------------------------------
09-09        ACH Credit                                                   25.00
             MOLOKAI STATION TELECHECK 030909 05771408
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424                25.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424                18.00
-------------------------------------------------------------------------------
09-09        Deposit Non Teller                00000000424                18.00
-------------------------------------------------------------------------------
09-09        Customer Deposit                  00000000444                14.08

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 17 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-10        Wire Transfer Credit                                  1,990,105.83
             BOH FUNDS TRANSFER 091003 030910000262702
             ARC 173
-------------------------------------------------------------------------------
09-10        Wire Transfer Credit                                    748,759.80
             BOH FUNDS TRANSFER 091003 030910000659702
-------------------------------------------------------------------------------
09-10        ACH Credit                                               87,895.35
             DISCOVER BUS SVC SETTLEMENT 030909 601101601001736
-------------------------------------------------------------------------------
09-10        Wire Transfer Credit                                     63,613.58
             BOH FUNDS TRANSFER 091003 030910000580702
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000335            40,550.49
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000681            29,877.34
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000335             4,682.02
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000681             3,822.10
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             3,683.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                                        3,219.16
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             2,697.58
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000431             2,419.86
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000424             2,217.66
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                                        2,139.60
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             2,032.41
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             1,897.36
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000441             1,748.30
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             1,703.31
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000679             1,621.44
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424             1,223.49
-------------------------------------------------------------------------------
09-10        ACH Credit                                                1,199.09
             ALA MOANA TICKET TELECHECK 030910 05712517
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000431             1,151.42
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000679             1,150.51
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000681             1,110.32
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000335               983.77
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000451               979.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000451               966.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000441               957.00
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000424               916.40
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000422               834.65
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               754.08
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               730.74
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000681               716.56
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000461               605.08
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               554.46
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000424               511.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               500.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               443.96
-------------------------------------------------------------------------------
09-10        ATM Deposit                       00000000422               432.23
-------------------------------------------------------------------------------
09-10        ACH Credit                                                  389.08
             HILO PASSENGER 4 TELECHECK 030910 05781604
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000461               353.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000441               347.00
-------------------------------------------------------------------------------
09-10        Customer Deposit                  00000000445               325.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000655               250.00

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 18 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               250.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000679               234.00
-------------------------------------------------------------------------------
09-10        ACH Credit                                                  210.14
             KONA KEAHOLE STA TELECHECK 030910 05781606
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               183.00
-------------------------------------------------------------------------------
09-10        ACH Credit                                                  159.08
             KAUAI PASSENGER TELECHECK 030910 05764731
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000462               155.89
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000432               132.88
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424               130.00
-------------------------------------------------------------------------------
09-10        ACH Credit                                                   72.00
             KAHULUI PAX NO 4 TELECHECK 030910 05771405
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000424                60.00
-------------------------------------------------------------------------------
09-10        Deposit Non Teller                00000000452                47.07
-------------------------------------------------------------------------------
09-10        Customer Deposit                  00000000444                14.90
-------------------------------------------------------------------------------
09-10        Customer Deposit                  00000000444                 8.39
-------------------------------------------------------------------------------
09-11        Automatic Transfer                                       99,313.03
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0034036160
-------------------------------------------------------------------------------
09-11        Wire Transfer Credit                                    863,226.90
             BOH FUNDS TRANSFER 091103 030911000512702
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000335            92,251.16
-------------------------------------------------------------------------------
09-11        ACH Credit                                               23,773.28
             DISCOVER BUS SVC SETTLEMENT 030910 601101601001736
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             5,456.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000431             3,363.68
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             2,843.22
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000441             2,592.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             2,279.18
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000652             2,271.25
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000441             2,226.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             2,156.94
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             1,978.70
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000679             1,677.40
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424             1,633.98
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336             1,407.23
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000681             1,398.88
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000679             1,379.60
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000681             1,250.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000422               904.07
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000451               893.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               888.84
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               865.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000431               813.08
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000441               731.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               707.70
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000679               702.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               680.93
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               454.00
-------------------------------------------------------------------------------
09-11        ACH Credit                                                  436.00
             HILO PASSENGER 4 TELECHECK 030911 05781604

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 19 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000422               429.30
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000442               388.81
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               338.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000452               326.32
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               321.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               306.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000681               288.06
-------------------------------------------------------------------------------
09-11        ACH Credit                                                  285.00
             KAUAI PASSENGER TELECHECK 030911 05764731
-------------------------------------------------------------------------------
09-11        ACH Credit                                                  284.00
             ALA MOANA TICKET TELECHECK 030911 05712517
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               279.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000679               234.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               230.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424               230.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000451               228.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000432               200.09
-------------------------------------------------------------------------------
09-11        ACH Credit                                                  174.00
             JCBI HI BKCD DEPST 200309 0001290790
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000681               122.28
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000431               100.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336               100.00
-------------------------------------------------------------------------------
09-11        ACH Credit                                                   87.40
             KONA KEAHOLE STA TELECHECK 030911 05781606
-------------------------------------------------------------------------------
09-11        Customer Deposit                  00000000444                85.00
-------------------------------------------------------------------------------
09-11        Customer Deposit                  00000000445                68.13
-------------------------------------------------------------------------------
09-11        ACH Credit                                                   50.00
             HILO SALES 636 TELECHECK 030911 05781608
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424                50.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424                39.00
-------------------------------------------------------------------------------
09-11        ACH Credit                                                   32.38
             KAHULUI PAX NO 4 TELECHECK 030911 05771405
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336                30.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000424                25.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336                15.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336                15.00
-------------------------------------------------------------------------------
09-11        Deposit Non Teller                00000000336                15.00
-------------------------------------------------------------------------------
09-11        Deposit Adjustment                00000000424                 2.97
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                    852,287.29
             BOH FUNDS TRANSFER 091203 030912000387702
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                    737,318.00
             BOH FUNDS TRANSFER 091203 030912000765702
             TEBC OF 03/09/12
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                    690,372.54
             BOH FUNDS TRANSFER 091203 030912000041702
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000335           151,049.78
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                     96,645.00
             BOH FUNDS TRANSFER 091203 030912000459702
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000335            86,473.98

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 20 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                     60,972.59
             BOH FUNDS TRANSFER 091203 030912000006702
             RGT600213253
-------------------------------------------------------------------------------
09-12        ACH Credit                                               31,929.63
             DISCOVER BUS SVC SETTLEMENT 030911 601101601001736
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000336            14,489.86
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             4,064.00
-------------------------------------------------------------------------------
09-12        Deposit Non Telle                 00000000431             2,915.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000681             2,615.58
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000441             2,581.39
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             2,290.47
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             2,281.38
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             1,992.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000441             1,906.84
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             1,711.75
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000679             1,602.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             1,191.76
-------------------------------------------------------------------------------
09-12        ACH Credit                                                1,178.04
             ALA MOANA TICKET TELECHECK 030912 05712517
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000431           1,001.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000681           1,000.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             816.16
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000679             806.68
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000442             796.31
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             716.30
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             592.01
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000679             513.96
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000422             474.53
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000441             435.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000681             403.34
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000336             375.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000681             341.20
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             309.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             295.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000422             279.19
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             265.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             250.00
-------------------------------------------------------------------------------
09-12        ACH Credit                                                241.89
             HILO PASSENGER 4 TELECHECK 030912 05781604
-------------------------------------------------------------------------------
09-12        ACH Credit                                                226.76
             KONA KEAHOLE STA TELECHECK 030912 05781606
-------------------------------------------------------------------------------
09-12        ACH Credit                                                206.00
             HILO SALES 636 TELECHECK 030912 05781608
-------------------------------------------------------------------------------
09-12        ACH Credit                                                163.00
             JCBI HI BKCD DEPST 200309 0001370758
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424             155.00
-------------------------------------------------------------------------------
09-12        Wire Transfer Credit                                      153.00
             BOH FUNDS TRANSFER 091203 030912000234702
             ARC 173
-------------------------------------------------------------------------------
09-12        ACH Credit                                                144.00
             KAUAI PASSENGER TELECHECK 030912 05764731

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 21 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424               144.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424               131.46
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000432               124.99
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424               109.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000679                93.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                85.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                81.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                75.01
-------------------------------------------------------------------------------
09-12        ACH Credit                                                   72.00
             KAHULUI PAX NO 4 TELECHECK 030912 05771405
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                72.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                63.90
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                27.00
-------------------------------------------------------------------------------
09-12        Deposit Non Teller                00000000424                25.00
-------------------------------------------------------------------------------
09-15        Automatic Transfer                                       64,879.10
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0034036160
-------------------------------------------------------------------------------
09-15        Wire Transfer Credit                                  2,129,604.05
             BOH FUNDS TRANSFER 091503 030915000582702
-------------------------------------------------------------------------------
09-15        ACH Credit                                            1,267,256.16
             AMERICAN EXPRESS SETTLEMENT 030915 7992400143
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000336           580,438.78
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000335           200,848.27
-------------------------------------------------------------------------------
09-15        Wire Transfer Credit                                    177,732.03
             BOH FUNDS TRANSFER 091503 030915000020702
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000335            68,480.07
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000335            62,128.07
-------------------------------------------------------------------------------
09-15        ACH Credit                                               53,216.81
             USPS ST. LOUIS CONTRACTS 030915
             990042880EA0000
-------------------------------------------------------------------------------
09-15        ACH Credit                                               33,906.34
             DISCOVER BUS SVC SETTLEMENT 030912 601101601001736
-------------------------------------------------------------------------------
09-15        Wire Transfer Credit                                     30,611.93
             BOH FUNDS TRANSFER 091503 030915000749702
-------------------------------------------------------------------------------
09-15        ACH Credit                                               13,871.43
             USPS ST. LOUIS CONTRACTS 030915
             990042880EA0000
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000681            13,657.60
-------------------------------------------------------------------------------
09-15        Wire Transfer Credit                                     11,151.47
             BOH FUNDS TRANSFER 091503 030915001513702
             01030915007054RN
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000681             8,380.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             7,763.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             5,975.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             5,625.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             4,800.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             4,211.48
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441             3,402.87
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             2,896.96
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431             2,768.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             2,537.58

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 22 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441             2,408.18
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441             2,262.54
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000681             2,224.68
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441             2,149.16
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,993.26
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431             1,817.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431             1,816.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,761.20
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000336             1,726.79
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,707.90
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,613.10
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461             1,608.24
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,590.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,584.90
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441             1,575.00
-------------------------------------------------------------------------------
09-15        ACH Credit                                                1,558.65
             ALA MOANA TICKET TELECHECK 030915 05712517
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461             1,520.38
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461             1,491.24
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,485.85
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,452.60
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,386.70
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424             1,070.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461             1,044.44
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451             1,037.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               983.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431               971.02
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441               963.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               952.38
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000422               946.17
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               939.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431               910.76
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               905.18
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000452               904.27
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               888.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               877.68
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441               866.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               848.72
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               819.91
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               814.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000442               789.80
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               778.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               766.40
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               764.48
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000452               747.33
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000431               721.00
-------------------------------------------------------------------------------
09-15        ACH Credit                                                  718.84
             KONA KEAHOLE STA TELECHECK 030915 05781606
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               712.90
-------------------------------------------------------------------------------
09-15        ACH Credit                                                  684.04
             KAUAI PASSENGER TELECHECK 030915 05764731

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 23 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               684.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               645.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000336               599.22
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441               580.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               580.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               559.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               559.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               520.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               513.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                                          494.38
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               486.34
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               473.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               436.70
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               435.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000441               435.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               409.75
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               408.01
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               399.40
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               392.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               388.33
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               371.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000462               357.68
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               350.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000432               342.57
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               340.08
-------------------------------------------------------------------------------
09-15        ACH Credit                                                  336.00
             HILO PASSENGEN 4 TELECHECK 030915 05781604
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               320.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               300.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000422               294.14
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               282.89
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               250.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               250.00
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000445               244.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000451               240.08
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000461               239.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000462               224.31
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               220.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               205.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000681               195.45
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               174.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               169.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               169.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               165.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000452               155.89
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               145.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000442               143.31
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               137.08
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               109.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424               105.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000335               100.00

Bank of Hawaii
HAWAIIAN AIRLINES INC                                            Page 24 of 24
September 15, 2003                                                 0001-042424

Date         Description                                              Additions
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000681                96.08
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424                86.00
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000445                85.80
-------------------------------------------------------------------------------
09-15        ACH Credit                                                   82.00
             MOLOKAI STATION TELECHECK 030915 05771408
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000462                80.00
-------------------------------------------------------------------------------
09-15        ACH Credit                                                   72.00
             KAHULUI PAX NO 4 TELECHECK 030915 05771405
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000444                51.12
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424                50.00
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424                46.00
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000424                44.70
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424                32.38
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000444                30.84
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000444                29.80
-------------------------------------------------------------------------------
09-15        Deposit Non Teller                00000000424                21.00
-------------------------------------------------------------------------------
09-15        Customer Deposit                  00000000444                 7.68

DAILY BALANCES

Date          Amount      Date              Amount    Date             Amount
--------------------      ------------------------    -----------------------
08-31           0.00      09-05               0.00    09-10              0.00
--------------------      ------------------------    -----------------------
09-02           0.00      09-06               0.00    09-11              0.00
--------------------      ------------------------    -----------------------
09-03           0.00      09-08               0.00    09-12              0.00
--------------------      ------------------------    -----------------------
09-04           0.00      09-09               0.00    09-15              0.00
--------------------      ------------------------    -----------------------

Bank of Hawaii                                     Statement of Account

Last statement:  September 15, 2003                Account:  0001-042424
This statement:  September 30, 2003                Page 1 of 23
Total days in statement period:  15                Number of Enclosures:  (683)

                                                   Direct inquiries to:
                                                   888-643-3888

HAWAIIAN AIRLINES INC                              BANK OF HAWAII
COLLECTION ACCOUNT                                 P.O. BOX 2900
ATTN K RILEY                                       HONOLULU, HI  96846
Corporate Banking 297
BANK OF HAWAII

------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------


ANALYZED BUSINESS CHECKING

Account Number            0001-042424     Beginning balance               $0.00
Enclosures                        683     Total additions         32,837,739.46
Low balance                     $0.00     Total subtractions      32,837,739.46
                                                                  -------------
Average balance                 $0.00     Ending balance                   $.00

DEBITS
Date        Description                                            Subtractions
-------------------------------------------------------------------------------
09-16       Deposited Item Rtned                                         232.00
-------------------------------------------------------------------------------
09-16       ACH Debit                                                      3.11
             JCBI HI BKCD M DSC 200309 0001290857
-------------------------------------------------------------------------------
09-16       ACH Debit                                                      2.85
             JCBI HI BKCD M DSC 200309 0001290790
-------------------------------------------------------------------------------
09-16       ACH Debit                                                      2.85
             JCBI HI BKCD M DSC 200309 0001354141
-------------------------------------------------------------------------------
09-16       Automatic Transfer                                     2,181,666.34
             TRANSFER TO CONCENTRATION ACCOUNT
             00011028588
-------------------------------------------------------------------------------
09-17       Deposited Item Rtned                                       1,229.28
-------------------------------------------------------------------------------
09-17       Debit Memo                                                10,589.40
-------------------------------------------------------------------------------
09-17       Debit Memo                                                   100.00
-------------------------------------------------------------------------------
09-17       ACH Debit                                                    176.81
             CLARKE AMERICAN CHK ORDER 030913 YOB290570351100
-------------------------------------------------------------------------------
09-17       ACH Debit                                                    114.28
             CLARKE AMERICAN CHK ORDER 030913 YOE900820221200
-------------------------------------------------------------------------------
09-17       Automatic Transfer                                     2,980,540.56
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588
-------------------------------------------------------------------------------
09-18       Automatic Transfer                                     2,217,259.08
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588

Bank of Hawaii
-------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front
1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS includes deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5. DAILY BALANCE includes all activity up to and including that date.
6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.
-------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
-------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

      Ending balance reflected on this statement:               $_____________

      Add deposits and transfers to this account;
      not yet reflected on this statement:

           $______________     $________________
           $______________     $________________
           $______________     $________________            +)  $____________

        Sub-Total:                                          =   $____________

        Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

           $___________     $_____________  $_________
           $___________     $_____________  $_________
           $___________     $_____________  $_________     -)  $____________

        Current Account Balance (For checking accounts,     =  $____________
        this amount should equal your checkbook register balance.)

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o    Your name and account number
     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
     o    Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 2 of 23
September 30, 2003                                                  0001-042424

Date        Description                                            Subtractions
-------------------------------------------------------------------------------
09-19       Deposit Adjustment                                            50.00
-------------------------------------------------------------------------------
09-19       Deposit Adjustment                                             6.00
-------------------------------------------------------------------------------
09-19       ACH Debit                                                     13.85
              JCBI HI BKCD M DSC 200309 0001290790
-------------------------------------------------------------------------------
09-19       Automatic Transfer                                     1,160,938.69
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
-------------------------------------------------------------------------------
09-22       Deposited Item Rtned                                          45.65
-------------------------------------------------------------------------------
09-22       ACH Debit                                                    351.00
              HONOLULU STN PAX TELECHECK 030922 1990 148896
-------------------------------------------------------------------------------
09-22       ACH Debit                                                     19.45
             JCBI HI BKCD M DSC 200309 0001484047
-------------------------------------------------------------------------------
09-22       ACH Debit                                                      4.36
             JCBI HI BKCD M DSC 200309 0001370758
-------------------------------------------------------------------------------
09-22       Automatic Transfer                                     5,416,065.53
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588
-------------------------------------------------------------------------------
09-23       Debit Memo                                                   340.00
-------------------------------------------------------------------------------
09-23       ACH Debit                                                     14.88
             JCBI HI BKCD M DSC 200309 0001290808
-------------------------------------------------------------------------------
09-23       Automatic Transfer                                       903,527.94
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588
-------------------------------------------------------------------------------
09-23       Automatic Transfer                                         2,696.90
             TRANSFER TO CONCENTRATION ACCOUNT
              0034036160
-------------------------------------------------------------------------------
09-24       Deposited Item Rtned                                         126.00
-------------------------------------------------------------------------------
09-24       ACH Debit                                                      4.10
             JCBI HI BKCD M DSC 200309 0001290857
-------------------------------------------------------------------------------
09-24       Automatic Transfer                                     3,147,776.54
             TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
-------------------------------------------------------------------------------
09-25       Deposited Item Rtned                                          72.00
-------------------------------------------------------------------------------
09-25       Deposit Adjustment                                           102.24
-------------------------------------------------------------------------------
09-25       ACH Debit                                                      3.11
             JCBI HI BKCD M DSC 200309 0001290857
-------------------------------------------------------------------------------
09-25       Automatic Transfer                                     1,645,958.51
             TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
-------------------------------------------------------------------------------
09-26       Deposited Item Rtned                                         806.68
-------------------------------------------------------------------------------
09-26       Deposit Adjustment                                           150.00
-------------------------------------------------------------------------------
09-26       Debit Memo                                                   120.00
-------------------------------------------------------------------------------
09-26       Debit Memo                                                   100.00
-------------------------------------------------------------------------------
09-26       ACH Debit                                                  2,164.84
             DISCOVER BUS SVC SETTLEMENT 030925 601101601001736
-------------------------------------------------------------------------------
09-26       Automatic Transfer                                     2,305,743.95
             TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
-------------------------------------------------------------------------------
09-29       Deposited Item Rtned                                         399.40
-------------------------------------------------------------------------------
09-29       ACH Debit                                                     16.73
             JCBI HI BKCD M DSC 200309 0001370758
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 3 of 23
September 30, 2003                                                  0001-042424


Date        Description                                            Subtractions
-------------------------------------------------------------------------------
09-29       ACH Debit                                                      2.05
             JCBI HI BKCD M DSC 200309 0001316694
-------------------------------------------------------------------------------
09-29       Automatic Transfer                                     5,807,374.47
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588
-------------------------------------------------------------------------------
09-30       ACH Debit                                                      2.31
             JCBI HI BKCD M DSC 200309 0001316694
-------------------------------------------------------------------------------
09-30       ACH Debit                                                      2.14
             JCBI HI BKCD M DSC 200309 0001290790
-------------------------------------------------------------------------------
09-30       Automatic Transfer                                     5,050,823.58
             TRANSFER TO CONCENTRATION ACCOUNT
             0001028588
CREDITS


Date        Description                                               Additions
-------------------------------------------------------------------------------
09-16       Automatic Transfer                                         4,514.35
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
             0034036160
-------------------------------------------------------------------------------
09-16       Wire Transfer Credit                                   1,265,678.13
             BOH FUNDS TRANSFER 091603 030916000061702
             000001758
-------------------------------------------------------------------------------
09-16       Wire Transfer Credit                                     713,677.23
             BOH FUNDS TRANSFER 091603 030916000765702
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000335     66,162.22
-------------------------------------------------------------------------------
09-16       ACH Credit                                                32,212.24
             DISCOVER BUS SVC SETTLEMENT 030913 601101601001736
-------------------------------------------------------------------------------
09-16       Wire Transfer Credit                                      27,646.89
             BOH FUNDS TRANSFER 091603 030916000377702
             SWF OF 03/09/16
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000336      8,403.72
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000336      7,287.99
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      4,839.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      4,332.40
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000655      2,888.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      2,696.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      2,461.26
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000441      2,414.90
-------------------------------------------------------------------------------
09-16       ACH Debit                                                  2,072.32
             ALA MOANA TICKET TELECHECK 030916 05712517
-------------------------------------------------------------------------------
09-16       ACH Credit                                                 2,025.30
             KAHULUI PAX NO 4 TELECHECK 030916 05771405
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000679      2,009.24
-------------------------------------------------------------------------------
09-16       Custom Deposit                            00000000679      1,906.16
-------------------------------------------------------------------------------
09-16       ACH Credit                                                 1,748.44
             KAUAI PASSENGER TELECHECK 030916 05764731
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000422      1,585.46
-------------------------------------------------------------------------------
09-16       Customer Deposit                          00000000679      1,419.44
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000431      1,395.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      1,306.58
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      1,242.01
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 4 of 23
September 30, 2003                                                  0001-042424


Date        Description                                               Additions
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424      1,188.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                 1,156.00
             KAHULUI PAX NO 4 TELECHECK 030916 05771405
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000431      1,117.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000441      1,042.46
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000681      1,001.30
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   901.73
             ALA MOANA TICKET TELECHECK 030916 05712517
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000461        880.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   819.48
             HILO PASSENGER 4 TELECHECK 030916 05781604
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000422        731.27
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000335        702.83
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        693.55
-------------------------------------------------------------------------------
09-16       Customer Deposit                          00000000679        662.01
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   636.00
             KAUAI PASSENGER TELECHECK 030916 05764731
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000441        542.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000652        532.70
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        529.08
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000461        482.66
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        460.39
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        428.08
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000681        404.84
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        382.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        380.16
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000679        373.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000422        302.50
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        295.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000432        254.06
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000442        242.18
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   234.00
             HILO SALES 636 TELECHECK 030916 05781608
-------------------------------------------------------------------------------
09-16       Customer Deposit                          00000000679        220.52
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000679        216.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   200.00
             KAUAI PASSENGER TELECHECK 030916 05764731
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000451        187.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   150.00
             HONOLULU STN PAX TELECHECK 030916 05712512
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000452        125.90
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000681        125.56
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000462        118.32
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   109.00
             JCBI HI BKCD DEPST 200309 0001290857
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   100.00
             JCBI HI BKCD DEPST 200309 0001290790
-------------------------------------------------------------------------------
09-16       ACH Credit                                                   100.00
             JCBI HI BKCD DEPST 200309 0001354141
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000431        100.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 5 of 23
September 30, 2003                                                  0001-042424

Date        Description                                               Additions
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424         89.02
-------------------------------------------------------------------------------
09-16       ACH Credit                                                    81.00
             HILO PASSENGER 4 TELECHECK 030916 05781604
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424         75.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                    67.19
             KONA KEAHOLE STA TELECHECK 030916 05781606
-------------------------------------------------------------------------------
09-16       ACH Credit                                                    65.00
             HONOLULU STN PAX TELECHECK 030916 05712512
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000424         57.00
-------------------------------------------------------------------------------
09-16       ACH Credit                                                    50.00
             KAHULUI PAX NO 4 TELECHECK 030916 05771405
-------------------------------------------------------------------------------
09-16       ACH Credit                                                    50.00
             KONA KEAHOLE STA TELECHECK 030916 05781606
-------------------------------------------------------------------------------
09-16       Customer Deposit                          00000000679         34.08
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000336         15.00
-------------------------------------------------------------------------------
09-16       Deposit Non Teller                        00000000336         15.00
-------------------------------------------------------------------------------
09-17       Wire Transfer Credit                                   1,737,204.55
             BOH FUNDS TRANSFER 091703 030917000286702
             ARC 173
-------------------------------------------------------------------------------
09-17       Wire Transfer Credit                                     720,795.71
             BOH FUNDS TRANSFER 091703 030917000418702
-------------------------------------------------------------------------------
09-17       Wire Transfer Credit                                     349,985.00
             BOH FUNDS TRANSFER 091703 030917000131702
             245TTJ-20119600
-------------------------------------------------------------------------------
09-17       ACH Credit                                                71,677.00
             DISCOVER BUS SVC SETTLEMENT 030916 601101601001736
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000335     56,668.43
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      5,101.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                                         4,032.87
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636      3,983.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      3,740.20
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000441      3,209.21
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000451      2,431.96
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000422      2,328.97
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      2,062.60
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000441      2,030.14
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636      1,913.06
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      1,801.04
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000461      1,678.01
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636      1,637.39
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      1,525.26
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636      1,459.12
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000431      1,459.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000679      1,346.01
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424      1,241.26
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636      1,148.02
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000431      1,083.08
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000451      1,066.70
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000451        873.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000441        645.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 6 of 23
September 30, 2003                                                  0001-042424


Date        Description                                               Additions
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   636.00
             ALA MOANA TICKET TELECHECK 030917 05712517
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000636        611.88
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000679        587.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000681        532.20
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        501.08
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   483.00
             KAUAI PASSENGER TELECHECK 030917 05764731
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        445.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000442        392.33
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   387.00
             HILO SALES 636 TELECHECK 030917 05781608
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        367.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000422        329.77
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   318.00
             HILO PASSENGER 4 TELECHECK 030917 05781604
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000432        317.97
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000461        303.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        285.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000452        277.89
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000679        248.19
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   199.00
             KAHULUI PAX NO 4 TELECHECK 030917 05771405
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        193.00
-------------------------------------------------------------------------------
09-17       ACH Credit                                                   167.18
             KONA KEAHOLE STA TELECHECK 030917 05781606
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                                           132.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000462        126.11
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000681        124.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        118.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000631        100.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424        100.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         81.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         80.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         43.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         38.25
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000444         30.09
-------------------------------------------------------------------------------
09-17       Customer Deposit                          00000000444         29.80
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
09-17       Deposit Non Teller                        00000000424         15.00
-------------------------------------------------------------------------------
09-18       Automatic Transfer                                       141,854.11
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
              0034036160
-------------------------------------------------------------------------------
09-18       Wire Transfer Credit                                     926,439.19
             BOH FUNDS TRANSFER 091803 030918000481702
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000335    424,035.71
-------------------------------------------------------------------------------
09-18       Wire Transfer Credit                                     249,985.00
             BOH FUNDS TRANSFER 091803 030918000073702
             245TTJ-20119617
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000335     173,193.82
-------------------------------------------------------------------------------
09-18       Credit Memo                                              159,825.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 7 of 23
September 30, 2003                                                  0001-042424

Date        Description                                               Additions
-------------------------------------------------------------------------------
09-18       ACH Credit                                                48,543.11
             USPS ST. LOUIS CONTRACTS 030918
             990042880EA0000
-------------------------------------------------------------------------------
09-18       ACH Credit                                                15,638.82
             USPS ST. LOUIS CONTRACTS 030918
             990042880EA0000
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000681     11,537.00
-------------------------------------------------------------------------------
09-18       ACH Credit                                                10,559.09
             DISCOVER BUS SVC SETTLEMENT 030917 601101601001736
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000335      6,035.63
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000681      6,025.01
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      4,941.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      4,292.20
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000679      2,461.40
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      2,359.72
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      2,340.78
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000441      2,259.34
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000652      2,202.40
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000431      2,022.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000681      1,700.82
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      1,501.58
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000336      1,358.71
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      1,167.02
-------------------------------------------------------------------------------
09-18       ACH Credit                                                 1,157.06
             ALA MOANA TICKET TELECHECK 030918 05712517
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424      1,123.16
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000431      1,048.08
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000422        983.75
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000441        934.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000451        843.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        821.51
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        703.62
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000679        661.87
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000679        652.58
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000441        626.00
-------------------------------------------------------------------------------
09-18       ACH Credit                                                   575.00
             HAWAIIAN VAC SEC FEES 091703
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000681        523.02
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000422        451.09
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000681        403.34
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000451        383.16
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        331.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        300.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        275.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000442        274.27
-------------------------------------------------------------------------------
09-18       ACH Credit                                                   250.00
             KONA KEAHOLE STA TELECHECK 030918 05781606
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        237.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000432        205.08
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000679        144.90
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 8 of 23
September 30, 2003                                                  0001-042424


Date        Description                                               Additions
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000452        121.43
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        110.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        106.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424        100.00
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424         96.00
-------------------------------------------------------------------------------
09-18       ACH Credit                                                    93.00
             HILO PASSENGER 4 TELECHECK 030918 05781604
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000424         82.00
-------------------------------------------------------------------------------
09-18       ACH Credit                                                    72.00
             HILO SALES 636 TELECHECK 030918 05781608
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000335         27.70
-------------------------------------------------------------------------------
09-18       Deposit Non Teller                        00000000336         15.00
-------------------------------------------------------------------------------
09-19       Automatic Transfer                                           209.00
             TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
              0034036160
-------------------------------------------------------------------------------
09-19       Wire Transfer Credit                                     941,771.03
             BOH FUNDS TRANSFER 091903 030919000470702
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000335     59,582.84
-------------------------------------------------------------------------------
09-19       ACH Credit                                                32,608.98
             DISCOVER BUS SVC SETTLEMENT 030918 601101601001736
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000335     28,077.08
-------------------------------------------------------------------------------
09-19       Wire Transfer Credit                                      20,203.50
             BOH FUNDS TRANSFER 091903 030919000098702
             029-OTT-317372
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000681     19,391.67
-------------------------------------------------------------------------------
09-19       ACH Credit                                                 6,294.86
             ALA MOANA TICKET TELECHECK 030919 05712517
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000335      6,035.99
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      5,722.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000681      5,111.93
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000441      2,867.04
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000441      2,683.25
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      2,464.58
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      2,188.90
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000431      2,030.76
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      1,986.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000461      1,462.00
-------------------------------------------------------------------------------
09-19       ACH Credit                                                 1,386.50
             HILO SALES 636 TELECHECK 030919 05781608
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      1,363.99
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000431      1,236.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      1,234.10
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      1,046.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424      1,019.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000422        906.61
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000441        833.00
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   723.00
             HILO PASSENGER 4 TELECHECK 030919 05781604
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000451        705.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        681.70
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        633.01

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 9 of 23
September 30, 2003                                                  0001-042424

Date        Description                                               Additions
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   597.00
             EQUIVA PAYMENTS 030919 02232000138046
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000679        572.52
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000679        537.50
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   486.00
             JCBI HI BKCD DEPST 200309 0001290790
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000442        470.97
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000335        450.85
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000451        419.00
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   406.00
             KONA KEAHOLE STA TELECHECK 030919 05781606
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        397.30
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        387.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        365.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000461        337.02
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000462        333.77
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000679        303.08
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        243.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000452        231.88
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        215.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000422        201.02
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000679        196.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424        195.00
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   178.08
             KAUAI PASSENGER TELECHECK 030919 05764731
-------------------------------------------------------------------------------
09-19       ACH Credit                                                   175.00
             KAHULUI PAX NO 4 TELECHECK 030919 05771405
-------------------------------------------------------------------------------
09-19       Customer Deposit                          00000000444        139.40
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000432        134.75
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000681        124.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000681        122.08
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424         50.00
-------------------------------------------------------------------------------
09-19       Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
09-19       Deposit Adjustment                        00000000424          6.00
-------------------------------------------------------------------------------
09-22       Automatic Transfer                                        48,153.92
             TRANSFER FROM CONCENTRATION ACCOUNT
             0034036160
-------------------------------------------------------------------------------
09-22       Wire Transfer Credit                                   2,146,880.87
             BOH FUNDS TRANSFER 092203 030922000628702
-------------------------------------------------------------------------------
09-22       ACH Credit                                             1,353,013.50
             AMERICAN EXPRESS SETTLEMENT 030922 7992400143
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000335    729,210.51
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                                       626,909.70
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000335    152,935.53
-------------------------------------------------------------------------------
09-22       Credit Memo                                               79,875.00
-------------------------------------------------------------------------------
09-22       Wire Transfer Credit                                      76,948.18
             BOH FUNDS TRANSFER 092203 030922000544702
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000335     29,003.62
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000681     24,580.60
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000335     11,141.81
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 10 of 23
September 30, 2003                                                  0001-042424


Date        Description                                               Additions
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000681      9,829.22
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      8,287.75
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      6,771.81
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      6,444.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      5,271.60
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      5,060.51
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      4,448.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      3,645.64
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431      3,400.38
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000679      3,292.01
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      3,205.40
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000679      3,031.42
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,899.50
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,891.33
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,731.10
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,333.04
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,257.76
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      2,159.16
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,016.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      2,015.09
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000461      1,948.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      1,944.94
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431      1,923.01
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,845.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000422      1,744.49
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      1,681.38
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,555.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000336      1,543.26
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      1,532.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,518.53
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000336      1,509.13
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000681      1,498.76
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,468.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,379.76
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,306.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431      1,180.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,165.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441      1,136.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431      1,134.21
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000422      1,130.14
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,124.40
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424      1,089.09
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431      1,073.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000679      1,029.94
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000461        907.54
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000424        906.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000451        766.08
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000431        755.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000441        722.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000451        721.00
-------------------------------------------------------------------------------
09-22       Deposit Non Teller                        00000000451        708.00

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 11 of 23
September 30, 2003                                                  0001-042424


  Date     Description                                                Additions
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        691.03
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   682.48
            JCBI HI BKCD DEPST 200309 0001484047
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000441        630.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        629.16
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000441        623.00
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   603.75
            KAHULUI PAX NO 4 TELECHECK 030922 05771405
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        589.00
-------------------------------------------------------------------------------
  09-22     Deposit! Non Teller                       00000000424        584.24
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000442        578.99
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        535.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000451        535.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        509.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        506.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        498.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        496.00
-------------------------------------------------------------------------------
  09-22     Deposit Adjustment                        00000000679        458.88
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        438.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        395.00
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   381.36
            ALA MOANA TICKET TELECHECK 030922 05712517
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        374.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        360.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000451        342.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        322.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        295.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000679        294.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        262.08
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000452        240.38
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   240.00
            KAUAI PASSENGER TELECHECK 030922 05764731
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000432        234.37
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        225.40
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        212.16
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000335        194.66
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000451        171.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        156.43
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   153.00
            JCBI HI BKCD DEPST 200309 0001370758
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        150.00
-------------------------------------------------------------------------------
  09-22     ACH Credit                                                   106.00
            KONA KEAHOLE STA TELECHECK 030922 05781606
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424        100.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000462         93.53
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000679         75.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000681         68.16
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000452         67.86
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000681         63.42
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 12 of 23
September 30, 2003                                                  0001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000442         45.44
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424         15.00
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000335          7.58
-------------------------------------------------------------------------------
  09-22     Deposit Non Teller                        00000000424          0.01
-------------------------------------------------------------------------------
  09-23     Wire Transfer Credit                                     688,786.37
            BOH FUNDS TRANSFER 092303 030923000576702
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000335     79,286.29
-------------------------------------------------------------------------------
  09-23     ACH Credit                                                62,106.80
            DISCOVER BUS SVC SETTLEMENT 030920 601101601001736
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000336     14,519.31
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      6,033.56
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      4,710.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      2,209.24
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000681      2,167.04
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000681      2,143.10
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      2,051.10
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      1,952.80
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000336      1,890.37
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000422      1,855.50
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000461      1,837.13
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000422      1,744.64
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000422      1,492.52
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000441      1,413.98
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000679      1,400.12
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000462      1,304.82
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000451      1,261.70
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000461      1,220.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      1,210.08
-------------------------------------------------------------------------------
  09-23     ACH Credit                                                 1,152.74
            ALA MOANA TICKET TELECHECK 030923 05712517
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000431      1,124.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424      1,052.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000461      1,028.76
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000461        973.38
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424        926.70
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000422        925.52
-------------------------------------------------------------------------------
  09-23     ACH Credit                                                   924.00
            HILO PASSENGER 4 TELECHECK 030923 05781604
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424        852.00
-------------------------------------------------------------------------------
  09-23     ACH Credit                                                   840.02
            KAHULUI PAX NO 4 TELECHECK 030923 05771405
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000424        823.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000441        761.00
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000462        756.84
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000461        722.02
-------------------------------------------------------------------------------
  09-23     Deposit Non Teller                        00000000431        704.17
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 13 of 23
September 30, 2003                                                  0001-042424

     Date   Description                                               Additions
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000441        653.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000451        631.00
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   611.68
            KAHULUI PAX NO 4 TELECHECK 030923 05771405
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000461        608.00
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   586.60
            KAHULUI PAX NO 4 TELECHECK 030923 05771405
-------------------------------------------------------------------------------
     09-23  Wire Transfer Credit                                         581.00
            BOH FUNDS TRANSFER 092303 030923001205702 1677889
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424        542.24
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   522.00
            JCBI HI BKCD DEPST 200309 0001290808
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000679        458.70
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   446.86
            KONA KEAHOLE STA TELECHECK 030923 05781606
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424        444.00
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   429.00
            KAUAI PASSENGER TELECHECK 030923 05764731
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000461        407.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424        360.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000431        340.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000461        298.08
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   288.00
            KONA KEAHOLE STA TELECHECK 030923 05781606
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000462        278.31
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   220.08
            HONOLULU STN PAX TELECHECK 030923 05712512
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424        187.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424        180.00
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000432        178.20
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   153.00
            ALA MOANA TICKET TELECHECK 030923 05712517
-------------------------------------------------------------------------------
     09-23  Customer Deposit                          00000000445        130.00
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                   125.00
            KAUAI PASSENGER TELECHECK 030923 05764731
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000681        122.08
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000681        112.00
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                    93.73
            KONA KEAHOLE STA TELECHECK 030923 05781606
-------------------------------------------------------------------------------
     09-23  Customer Deposit                          00000000444         75.00
-------------------------------------------------------------------------------
     09-23  Customer Deposit                          00000000444         68.16
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424         61.08
-------------------------------------------------------------------------------
     09-23  Customer Deposit                          00000000445         57.07
-------------------------------------------------------------------------------
     09-23  ACH Credit                                                    50.00
            HILO PASSENGER 4 TELECHECK 030923 05781604
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000442         45.83
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424         25.50
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424         24.00
-------------------------------------------------------------------------------
     09-23  Customer Deposit                          00000000445         14.90
-------------------------------------------------------------------------------
     09-23  Deposit Non Teller                        00000000424          9.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 14 of 23
September 30, 2003                                                 0001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-24     Wire Transfer Credit                                   2,192,134.88
            BOH FUNDS TRANSFER 092403 030924000337702
            ARC 173
-------------------------------------------------------------------------------
  09-24     Wire Transfer Credit                                     787,901.03
            BOH FUNDS TRANSFER 092403 030924000591702
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                66,750.85
            DISCOVER BUS SVC SETTLEMENT 030923 601101601001736
-------------------------------------------------------------------------------
  09-24     Wire Transfer Credit                                      57,250.91
            BOH FUNDS TRANSFER 092403 030924000351702
-------------------------------------------------------------------------------
  09-24     Customer Deposit                          00000000636      4,835.38
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      4,669.57
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      4,591.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      3,335.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000441      2,969.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000679      2,589.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000431      2,551.31
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      2,052.76
-------------------------------------------------------------------------------
  09-24     Customer Deposit                          00000000636      1,767.64
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      1,612.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      1,519.28
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424      1,070.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000441        983.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        821.63
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000422        804.76
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000431        682.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000442        680.77
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   539.88
            ALA MOANA TICKET TELECHECK 030924 05712517
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        511.03
-------------------------------------------------------------------------------
  09-24     Customer Deposit                          00000000636        511.00
-------------------------------------------------------------------------------
  09-24     Customer Deposit                          00000000636        510.00
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   440.00
            KAHULUI PAX NO 4 TELECHECK 030924 05771405
-------------------------------------------------------------------------------
  09-24     Customer Deposit                          00000000636        360.00
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   333.77
            KONA KEAHOLE STA TELECHECK 030924 05781606
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000441        316.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000679        315.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        288.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        282.78
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000432        276.52
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        259.50
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000679        182.00
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   174.00
            KAUAI PASSENGER TELECHECK 030924 05764731
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   150.00
            HILO PASSENGER 4 TELECHECK 030924 05781604
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000422        149.59
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                   144.00
            JCBI HI BKCD DEPST 200309 0001290857
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        127.80
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 15 of 23
September 30, 2003                                                 0001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        116.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424        114.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424         80.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424         72.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424         45.00
-------------------------------------------------------------------------------
  09-24     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-24     ACH Credit                                                    12.00
            EQUIVA PAYMENTS 030924 02232000138329
-------------------------------------------------------------------------------
  09-25     Automatic Transfer                                       133,921.58
            TRANSFER FROM CONCENTRATION ACCOUNT
            00340036160
-------------------------------------------------------------------------------
  09-25     Wire Transfer Credit                                     931,018.53
            BOH FUNDS TRANSFER 092503 03092500470702
-------------------------------------------------------------------------------
  09-25     Wire Transfer Credit                                     142,680.00
            BOH FUNDS TRANSFER 092503 030925001406702
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                99,226.46
            USPS ST. LOUIS CONTRACTS 030925
            990042880EA0000
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335     51,569.09
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335     48,090.53
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335     42,327.71
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335     39,799.76
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335     33,151.57
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                24,935.40
            USPS ST. LOUIS CONTRACTS 030925
            990042880EA0000
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                19,189.59
            DISCOVER BUS SVC SETTLEMENT 030924 601101601001736
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681      8,079.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      4,804.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000679      3,883.73
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000441      3,562.68
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000461      3,560.32
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      3,548.06
-------------------------------------------------------------------------------
  09-25     Wire Transfer Credit                                       3,198.93
            BOH FUNDS TRANSFER 092503 030925000209702
            03092500010021
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000655      2,881.50
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681      2,722.48
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      2,687.38
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000431      2,612.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000451      2,517.87
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681      2,337.82
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      2,035.51
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      2,013.06
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000652      1,894.29
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335      1,815.53
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                 1,625.68
            ALA MOANA TICKET TELECHECK 030925 05712517
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      1,401.08
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      1,239.12
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                           Page 16 of 23
September 30, 2003                                                 0001-042424

   Date     Description                                               Additions
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000679      1,216.44
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000441      1,198.08
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681      1,166.68
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424      1,062.08
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000431      1,025.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000461        921.01
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681        835.40
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        835.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335        771.39
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   731.00
            KAHULUI PAX NO 4 TELECHECK 030925 05771405
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        703.69
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   687.34
            KONA KEAHOLE STA TELECHECK 030925 05781606
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        682.40
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681        640.76
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        616.79
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000422        599.30
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   536.00
            HILO PASSENGER 4 TELECHECK 030925 05781604
-------------------------------------------------------------------------------
  09-25     ATM Deposit                               00000000335        529.10
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000679        506.39
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000432        476.39
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        436.16
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000441        420.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000442        408.73
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000679        383.52
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000452        354.61
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        325.00
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   324.00
            EQUIVA PAYMENTS 030925 02232000138426
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000451        314.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000451        309.08
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000451        262.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000452        246.68
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681        244.56
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        200.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000422        188.42
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   153.00
            KAUAI PASSENGER TELECHECK 030925 05764731
-------------------------------------------------------------------------------
  09-25     Deposit Adjustment                        00000000424        150.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424        150.00
-------------------------------------------------------------------------------
  09-25     Customer Deposit                          00000000444        147.49
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000681        122.08
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000431        120.00
-------------------------------------------------------------------------------
  09-25     ACH Credit                                                   109.00
            JCBI HI BKCD DEPST 200309 0001290857
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         99.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         97.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         81.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000462         80.37
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 17 of 23
September 30, 2003                                                  0001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         80.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000452         78.28
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000335         75.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000631         35.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000655         26.88
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         25.50
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424         10.00
-------------------------------------------------------------------------------
  09-25     Deposit Non Teller                        00000000424          9.00
-------------------------------------------------------------------------------
  09-26     ACH Credit                                               985,509.88
            TSA DHS TREAS 22 EDI MISC RMR*IV*SAA99004288
            0-1**985509.88\
-------------------------------------------------------------------------------
  09-26     Wire Transfer Credit                                     876,702.53
            BOH FUNDS TRANSFER 092603 030926000525702
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000335    372,427.49
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                30,042.52
            DISCOVER BUS SVC SETTLEMENT 030925 601101601001736
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000681      5,669.06
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      5,337.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      3,065.90
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      2,539.35
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      2,345.77
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000441      2,090.46
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000335      1,650.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      1,647.24
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000431      1,612.01
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000461      1,539.90
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      1,409.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000431      1,344.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424      1,340.06
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000461      1,328.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000422      1,162.79
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        950.34
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000422        910.70
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                   882.00
            EQUIVA PAYMENTS 030926 02232000138774
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000441        680.16
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000681        634.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000679        626.88
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000442        526.00
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                   500.64
            ALA MOANA TICKET TELECHECK 030926 05712517
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000441        475.00
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                   448.56
            KAUAI PASSENGER TELECHECK 030926 05764731
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        422.54
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                   417.00
            HILO PASSENGER 4 TELECHECK 030926 05781604
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        380.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000679        347.58
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        288.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        275.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 18 of 23
September 30, 2003                                                  0001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000432        189.44
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424        135.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000462        110.50
-------------------------------------------------------------------------------
  09-26     Customer Deposit                          00000000445        109.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000681         79.50
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         72.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         65.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         60.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         34.08
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000681         33.40
-------------------------------------------------------------------------------
  09-26     Customer Deposit                          00000000445         32.69
-------------------------------------------------------------------------------
  09-26     ACH Credit                                                    25.00
            KAHULUI PAX NO 4 TELECHECK 030926 05771405
-------------------------------------------------------------------------------
  09-26     Customer Deposit                          00000000445         25.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000431         20.00
-------------------------------------------------------------------------------
  09-26     Deposit Non Teller                        00000000679         17.50
-------------------------------------------------------------------------------
  09-29     Automatic Transfer                                        12,832.30
            TRANSFER FROM CONCENTRATION ACCOUNT
            0034036160
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000336  1,967,559.29
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                   1,906,476.45
            BOH FUNDS TRANSFER 092903 030929001147702
-------------------------------------------------------------------------------
  09-29     ACH Credit                                             1,260,648.86
            AMERICAN EXPRESS SETTLEMENT 030929 7992400143
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000335    130,609.27
-------------------------------------------------------------------------------
  09-29     Credit Memo                                               79,875.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000335     61,201.23
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                      60,826.93
            BOH FUNDS TRANSFER 092903 030929000402702
            IP1I289040127288
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                      58,500.20
            BOH FUNDS TRANSFER 092903 030929000943702
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                      49,447.73
            BOH FUNDS TRANSFER 092903 030929000984702
            01030929003876RN
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000336     36,261.91
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                      35,000.00
            BOH FUNDS TRANSFER 092903 030929001771702
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                27,462.34
            DISCOVER BUS SVC SETTLEMENT 030926 601101601001736
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431      9,661.44
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      6,476.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      5,733.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000335      5,183.34
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      5,154.75
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679      4,220.36
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      3,172.58
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC.                                           Page 19 of 23
September 30, 2003                                                  001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441      2,935.27
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441      2,781.49
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679      2,676.85
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      2,416.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441      2,367.54
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000335      2,333.98
-------------------------------------------------------------------------------
  09-29     Wire Transfer Credit                                       2,315.00
            BOH FUNDS TRANSFER 092903 030929000103702
            085070303OWR7465
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      2,155.31
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451      2,132.03
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      2,022.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,890.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,861.16
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441      1,646.90
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,637.33
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,632.01
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,573.08
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,565.81
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,512.77
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000336      1,496.64
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431      1,483.34
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                 1,431.16
            HILO SALES 636 TELECHECK 030929 05781608
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679      1,398.58
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,271.68
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,231.24
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431      1,228.38
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,222.31
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,219.50
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451      1,218.33
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424      1,165.21
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679      1,162.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679        928.39
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        885.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441        882.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431        878.20
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                   854.30
            ALA MOANA TICKET TELECHECK 030929 05712517
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000422        832.15
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431        819.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        813.70
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000431        813.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        809.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        775.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        763.22
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000442        699.24
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        680.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000679        670.70
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000461        665.08
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        650.08
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC.                                           Page 20 of 23
September 30, 2003                                                  001-042424

  Date      Description                                               Additions
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        630.90
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        623.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        615.70
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441        606.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        593.70
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                   587.18
            JCBI HI BKCD DEPST 200309 0001370758
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        565.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000461        521.01
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441        520.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        497.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        481.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441        470.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        435.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        425.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000452        398.27
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        386.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000441        386.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        381.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        380.58
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000432        336.87
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        312.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        295.08
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        273.03
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        270.00
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                   264.24
            KAHULUI PAX NO 4 TELECHECK 030929 05771405
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        260.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        250.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        221.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000452        202.74
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        194.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        189.00
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                   184.34
            KONA KEAHOLE STA TELECHECK 030929 05781606
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        182.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        176.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000442        169.54
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        153.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000422        151.58
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        150.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000451        149.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        141.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424        125.00
-------------------------------------------------------------------------------
  09-29     Customer Deposit                          00000000444        119.20
-------------------------------------------------------------------------------
  09-29     ACH Credit                                                   112.08
            KAUAI PASSENGER TELECHECK 030929 05764731
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424         93.00
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000452         78.19
-------------------------------------------------------------------------------
  09-29     Deposit Non Teller                        00000000424         75.00
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 21 of 23
September 30, 2003                                                  0001-042424

Date        Description                                               Additions
-------------------------------------------------------------------------------
09-29       ACH Credit                                                    72.00
            JCBI HI BKCD DEPST 200309 0001316694
-------------------------------------------------------------------------------
09-29       ACH Credit                                                    70.00
            MOLOKAI STATION TELECHECK 030929 05771408
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000424         68.16
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000462         52.72
-------------------------------------------------------------------------------
09-29       Customer Deposit                          00000000444         51.12
-------------------------------------------------------------------------------
09-29       Customer Deposit                          00000000444         50.00
-------------------------------------------------------------------------------
09-29       Customer Deposit                          00000000444         39.90
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000424         26.00
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000335         11.58
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000424          9.00
-------------------------------------------------------------------------------
09-29       Deposit Non Teller                        00000000424          9.00
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                   2,834,076.00
            BOH FUNDS TRANSFER 093003 030930000430702
            TEBC OF 03/09/30
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                     749,937.17
            BOH FUNDS TRANSFER 093003 030930000967702
            000001807
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                     688,716.08
            BOH FUNDS TRANSFER 093003 030930000770702
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                     452,000.00
            BOH FUNDS TRANSFER 093003 030930001076702
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                      96,000.00
            BOH FUNDS TRANSFER 093003 030930001177702
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000334     42,000.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000335     40,167.21
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000335     21,774.05
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000335     21,421.39
-------------------------------------------------------------------------------
09-30       Wire Transfer Credit                                      15,243.73
            BOH FUNDS TRANSFER 093003 030929002627702 0104/000675707
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681     13,153.56
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000431      9,961.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      7,003.63
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681      5,627.34
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000422      5,448.75
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      4,671.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000441      3,288.60
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      2,779.70
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000422      2,751.05
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      2,568.67
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      1,900.48
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000431      1,881.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      1,774.92
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461      1,592.16
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461      1,471.42
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000679      1,366.46
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      1,276.17
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681      1,267.02
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461      1,243.08
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC.                                            Page 22 of 23
September 30, 2003
                 001-042424
Date        Description                                               Additions
-------------------------------------------------------------------------------
09-30       ACH Credit                                                 1,240.06
            HILO PASSENGER 4 TELECHECK 030930 05781604
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424      1,117.78
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        954.20
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000442        914.34
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        866.10
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681        806.68
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   740.26
            ALA MOANA TICKET TELECHECK 030930 05712517
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000335        697.29
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000451        694.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000462        651.06
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461        642.20
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000441        592.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   572.00
            KAHULUI PAX NO 4 TELECHECK 030930 05771405
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461        568.01
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   518.38
            KAHULUI PAX NO 4 TELECHECK 030930 05771405
-------------------------------------------------------------------------------
09-30       Deposit Adjustment                        00000000681        500.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        399.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        395.36
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   341.56
            KONA KEAHOLE STA TELECHECK 030930 05781606
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   341.00
            KAUAI PASSENGER TELECHECK 030930 05764731
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000441        340.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   339.00
            KONA KEAHOLE STA TELECHECK 030930 05781606
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        315.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   287.00
            KAUAI PASSENGER TELECHECK 030930 05764731
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000461        274.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000335        249.16
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        240.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000451        240.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   238.00
            KAUAI PASSENGER TELECHECK 030930 05764731
-------------------------------------------------------------------------------
09-30       Customer Deposit                          00000000445        235.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        229.78
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   227.08
            HILO PASSENGER 4 TELECHECK 030930 05781604
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000432        211.96
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000679        172.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   165.00
            EQUIVA PAYMENTS 030930 02232000138963
-------------------------------------------------------------------------------
09-30       ACH Credit                                                   156.00
            KAHULUI PAX NO 4 TELECHECK 030930 05771405
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424        150.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681        127.80
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000679        102.24
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC.                                           Page 23 of 23
September 30, 2003                                                  001-042424

Date        Description                                               Additions
-------------------------------------------------------------------------------
09-30       Customer Deposit                          00000000444         86.05
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000681         84.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                    81.00
            JCBI HI BKCD DEPST 200309 0001316694
-------------------------------------------------------------------------------
09-30       ACH Credit                                                    75.00
            JCBI HI BKCD DEPST 200309 0001290790
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000452         52.58
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000431         50.00
-------------------------------------------------------------------------------
09-30       Customer Deposit                          00000000445         37.66
-------------------------------------------------------------------------------
09-30       Customer Deposit                          00000000445         35.80
-------------------------------------------------------------------------------
            ACH Credit                                                    25.00
            KONA KEAHOLE STA TELECHECK 030930 05781606
-------------------------------------------------------------------------------
09-30       ACH Credit                                                    25.00
            HILO PASSENGER 4 TELECHECK 030930 05781604
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424         25.00
-------------------------------------------------------------------------------
09-30       Deposit Non Teller                        00000000424         24.00
-------------------------------------------------------------------------------
09-30       ACH Credit                                                    15.00
            HONOLULU STN PAX TELECHECK 030930 05712512


DAILY BALANCES
Date        Amount        Date           Amount          Date           Amount
-------------------    ----------------------------   -------------------------
09-15         0.00        09-19            0.00          09-25            0.00
-------------------    ----------------------------   -------------------------
09-16         0.00        09-22            0.00          09-26            0.00
-------------------    ----------------------------   -------------------------
09-17         0.00        09-23            0.00          09-29            0.00
-------------------    ----------------------------   -------------------------
09-18         0.00        09-24            0.00          09-30            0.00
-------------------    ----------------------------   -------------------------

                                                   Statement of Account

Last statement:  August 31, 2003                   Account: 0001-028588
This statement:  September 15, 2003                Page 1 of 17
Total days in statement period:  15                Number of Enclosures:  (807)

                                                   Direct inquiries to:
                                                   888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                    BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                       P.O. BOX 2900
HONOLULU HI 96820                                  HONOLULU HI  96846



-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY! APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FIDC.

-------------------------------------------------------------------------------

Business Cash Advantage

Account number       0001-028588    Beginning balance      $2,680,768.00
Enclosures                   807    Total additions        49,666,012.18
Low balance        $2,597,895.00    Total subtractions     48,834,511.18
                                                           --------------
Average balance    $2,855,088.51    Ending balance         $3,512,269.00


CHECKS

       Number       Date               Amount    Number      Date                 Amount
       ----------------------------------------------------------------------------------
       101532       09-09               13.00    184336 *    09-03                  6.24
       ----------------------------------------------------------------------------------
       180201 *     09-10              647.50    184347 *    09-02                604.80
       ----------------------------------------------------------------------------------
       180491 *     09-10            1,850.00    184350 *    09-12                457.20
       ----------------------------------------------------------------------------------
       181535 *     09-10               30.48    184351      09-11                216.00
       ----------------------------------------------------------------------------------
       181829 *     09-08               31.22    184353 *    09-10                129.60
       ----------------------------------------------------------------------------------
       182250 *     09-03                6.48    184355 *    09-11                129.60
       ----------------------------------------------------------------------------------
       182574 *     09-04              121.99    184358 *    09-08                129.60
       ----------------------------------------------------------------------------------
       182818 *     09-02              172.80    184361 *    09-10                129.60
       ----------------------------------------------------------------------------------
       183244 *     09-09              216.00    184363 *    09-15                 10.80
       ----------------------------------------------------------------------------------
       183640 *     09-10               13.00    184364      09-15                604.80
       ----------------------------------------------------------------------------------
       183690 *     09-09           51,230.00    184368 *    09-05                216.00
       ----------------------------------------------------------------------------------
       183698 *     09-04              166.80    184369      09-09                216.00
       ----------------------------------------------------------------------------------
       184003 *     09-08              300.00    184372 *    09-09                302.40
       ----------------------------------------------------------------------------------
       184014 *     09-04               13.00    184373      09-09                129.60
       ----------------------------------------------------------------------------------
       184046 *     09-02              245.00    184375 *    09-12                216.00
       ----------------------------------------------------------------------------------
       184073 *     09-09              752.00    184377 *    09-09                216.00
       ----------------------------------------------------------------------------------
       184141 *     09-04            3,308.00    184379 *    09-08                216.00
       ----------------------------------------------------------------------------------
       184143 *     09-11              972.00    184391 *    09-11                 32.40
       ----------------------------------------------------------------------------------
       184200 *     09-02              243.00    184392      09-11                172.80
       ----------------------------------------------------------------------------------
       184311 *     09-02              433.97    184393      09-08                216.00
       ----------------------------------------------------------------------------------
       184327 *     09-08               55.00    184394      09-03                216.00
       ----------------------------------------------------------------------------------
       184328       09-02              242.10    184395      09-12                216.00
       ----------------------------------------------------------------------------------
       184330 *     09-05               24.40    184397 *    09-15                216.00
       ----------------------------------------------------------------------------------



Bank of Hawaii

UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------

Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
----------------------------------------------------------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                                                    $_________________

     Add deposits and transfers to this account; not yet reflected on this statement:
                 $_______________  $_______________
                 $_______________  $_______________
                 $_______________  $_______________                                              +) $__________________

     Sub-Total:                                                                                    $___________________

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
                 $_______________  $_______________
                 $_______________  $_______________
                 $_______________  $_______________                                              +) $__________________

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                                                        $___________________

-------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------

In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

     o  Your name and account number

     o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information

     o  Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 2 of 17
September 15, 2003                                                 0001-028588

Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
184417 *      09-04           117.20       184803 *      09-02          225.00
------------------------------------       ------------------------------------
184420 *      09-03           196.27       184805 *      09-05       13,756.06
------------------------------------       ------------------------------------
184434 *      09-11           253.83       184809 *      09-04          532.50
------------------------------------       ------------------------------------
184480 *      09-09         2,054.25       184819 *      09-04          329.57
------------------------------------       ------------------------------------
184487 *      09-02         1,568.50       184827 *      09-03          317.12
------------------------------------       ------------------------------------
184499 *      09-02         1,438.00       184837 *      09-02           94.49
------------------------------------       ------------------------------------
184517 *      09-02           572.88       184851 *      09-02          388.00
------------------------------------       ------------------------------------
184518        09-03           440.39       184852        09-02          108.22
------------------------------------       ------------------------------------
184545 *      09-08         1,069.83       184856 *      09-02          769.20
------------------------------------       ------------------------------------
184554 *      09-04            83.20       184862 *      09-05          405.39
------------------------------------       ------------------------------------
184582 *      09-10            18.00       184866 *      09-15          915.49
------------------------------------       ------------------------------------
184648 *      09-10            13.00       184873 *      09-02          330.00
------------------------------------       ------------------------------------
184656 *      09-03           663.16       184877 *      09-12          982.69
------------------------------------       ------------------------------------
184659 *      09-02        53,521.20       184879 *      09-02           38.91
------------------------------------       ------------------------------------
184687 *      09-08           600.07       184881 *      09-08           16.00
------------------------------------       ------------------------------------
184688        09-04           253.75       184886 *      09-03          488.03
------------------------------------       ------------------------------------
184708 *      09-03           828.73       184891 *      09-05           78.00
------------------------------------       ------------------------------------
184711 *      09-02           284.15       184892        09-05        1,222.59
------------------------------------       ------------------------------------
184715 *      09-04        66,578.79       184898 *      09-02          660.00
------------------------------------       ------------------------------------
184716        09-02           121.60       184899        09-08          268.34
------------------------------------       ------------------------------------
184717        09-03           104.27       184900        09-08        2,190.00
------------------------------------       ------------------------------------
184718        09-04            69.48       184902 *      09-04          229.17
------------------------------------       ------------------------------------
184720 *      09-15           100.00       184903        09-02        1,590.00
------------------------------------       ------------------------------------
184724 *      09-12           132.29       184905 *      09-08          772.89
------------------------------------       ------------------------------------
184729 *      09-04         1,035.00       184910 *      09-03           51.04
------------------------------------       ------------------------------------
184732 *      09-03        10,788.58       184918 *      09-12        1,181.09
------------------------------------       ------------------------------------
184736 *      09-05         2,409.77       184920 *      09-02          359.89
------------------------------------       ------------------------------------
184737        09-04           108.00       184931 *      09-04           75.00
------------------------------------       ------------------------------------
184738        09-10           448.00       184937 *      09-02           44.52
------------------------------------       ------------------------------------
184739        09-04           448.00       184938        09-05          471.61
------------------------------------       ------------------------------------
184741 *      09-03           426.55       184940 *      09-02           73.00
------------------------------------       ------------------------------------
184748 *      09-04           942.90       184943 *      09-02          343.98
------------------------------------       ------------------------------------
184749        09-02           287.00       184944        09-02        3,652.50
------------------------------------       ------------------------------------
184750        09-08           372.14       184946 *      09-02          362.47
------------------------------------       ------------------------------------
184751        09-02           176.58       184948 *      09-02          895.00
------------------------------------       ------------------------------------
184752        09-02           191.95       184949        09-02        1,220.00
------------------------------------       ------------------------------------
184753        09-10           109.29       184954 *      09-10        1,850.00
------------------------------------       ------------------------------------
184754        09-02           382.51       184960 *      09-02          122.85
------------------------------------       ------------------------------------
184755        09-03           233.00       184973 *      09-03          104.69
------------------------------------       ------------------------------------
184756        09-03            18.00       184987 *      09-02        4,280.47
------------------------------------       ------------------------------------
184757        09-02           210.41       184988        09-08          150.00
------------------------------------       ------------------------------------
184759 *      09-04           469.70       184990 *      09-02          325.00
------------------------------------       ------------------------------------
184760        09-02            20.00       184995 *      09-02           49.31
------------------------------------       ------------------------------------
184762 *      09-02         2,300.00       184998 *      09-08          350.10
------------------------------------       ------------------------------------
184764 *      09-02           540.00       185001 *      09-11          202.32
------------------------------------       ------------------------------------
184772 *      09-03            84.10       185005 *      09-08          120.00
------------------------------------       ------------------------------------
184777 *      09-02            26.93       185008 *      09-08           17.00
------------------------------------       ------------------------------------
184785 *      09-04           106.00       185011 *      09-03      908,666.21
------------------------------------       ------------------------------------
184786        09-05            70.00       185012        09-04      382,845.16
------------------------------------       ------------------------------------
184792 *      09-02           105.00       185013        09-04      363,266.19
------------------------------------       ------------------------------------
184793        09-15           160.86       185017 *      09-05       17,188.79
------------------------------------       ------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 3 of 17
September 15, 2003                                                 0001-028588


Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
185020 *      09-03         9,761.72       185140        09-04        1,350.00
------------------------------------       ------------------------------------
185022 *      09-08         7,190.00       185141        09-11          337.69
------------------------------------       ------------------------------------
185054 *      09-08       374,814.30       185142        09-04        1,698.00
------------------------------------       ------------------------------------
185055        09-04       290,142.29       185143        09-05       14,408.60
------------------------------------       ------------------------------------
185057 *      09-04           205.00       185144        09-03      655,933.33
------------------------------------       ------------------------------------
185058        09-10           390.00       185146 *      09-02       16,300.00
------------------------------------       ------------------------------------
185060 *      09-02         3,484.47       185147        09-08          270.96
------------------------------------       ------------------------------------
185061        09-03           176.20       185148        09-03        8,799.00
------------------------------------       ------------------------------------
185071        09-09           262.72       185149        09-15          330.82
------------------------------------       ------------------------------------
185073 *      09-03            13.23       185150        09-15           34.00
------------------------------------       ------------------------------------
185074        09-11            73.00       185152 *      09-11           75.00
------------------------------------       ------------------------------------
185075        09-08           476.00       185156 *      09-08           13.00
------------------------------------       ------------------------------------
185076        09-08           680.00       185157        09-15          278.68
------------------------------------       ------------------------------------
185077        09-10           433.78       185158        09-15          518.40
------------------------------------       ------------------------------------
185080 *      09-02         2,952.00       185160 *      09-02          238.00
------------------------------------       ------------------------------------
185081        09-02           587.16       185161        09-03          159.06
------------------------------------       ------------------------------------
185083 *      09-09         2,740.00       185163 *      09-04           82.20
------------------------------------       ------------------------------------
185086 *      09-03         6,942.00       185164        09-03          161.46
------------------------------------       ------------------------------------
185088 *      09-02           682.14       185165        09-04           63.50
------------------------------------       ------------------------------------
185089        09-08         3,250.94       185166        09-04        2,988.00
------------------------------------       ------------------------------------
185092        09-02            98.80       185167        09-04          380.04
------------------------------------       ------------------------------------
185094 *      09-10            28.09       185168        09-05        4,000.00
------------------------------------       ------------------------------------
185095        09-05           286.01       185169        09-04        3,448.20
------------------------------------       ------------------------------------
185097 *      09-05           216.56       185170        09-04          273.88
------------------------------------       ------------------------------------
185098        09-03           506.82       185172 *      09-04           94.63
------------------------------------       ------------------------------------
185102 *      09-09           567.80       185173        09-08          231.16
------------------------------------       ------------------------------------
185103        09-03         4,670.11       185174        09-04          797.64
------------------------------------       ------------------------------------
185108 *      09-08            58.00       185175        09-03        2,910.60
------------------------------------       ------------------------------------
185109        09-09         2,428.77       185176        09-04           32.18
------------------------------------       ------------------------------------
185112 *      09-15            26.50       185177        09-08        1,401.73
------------------------------------       ------------------------------------
185113        09-05           340.00       185178        09-04        1,981.62
------------------------------------       ------------------------------------
185115 *      09-02            10.54       185179        09-08           42.19
------------------------------------       ------------------------------------
185116        09-02           104.00       185180        09-09          470.49
------------------------------------       ------------------------------------
185119 *      09-08           950.89       185182 *      09-05           31.20
------------------------------------       ------------------------------------
185120        09-02           273.77       185183        09-02          390.00
------------------------------------       ------------------------------------
185121        09-05            59.86       185184        09-04        3,482.70
------------------------------------       ------------------------------------
185123 *      09-05           214.00       185185        09-03        1,236.19
------------------------------------       ------------------------------------
185124        09-11            29.00       185186        09-05           48.17
------------------------------------       ------------------------------------
185125        09-03           145.00       185188 *      09-04           36.27
------------------------------------       ------------------------------------
185126        09-08           335.99       185189        09-05          343.74
------------------------------------       ------------------------------------
185127        09-11            31.82       185190        09-04           70.00
------------------------------------       ------------------------------------
185128        09-02            99.99       185191        09-05          352.09
------------------------------------       ------------------------------------
185130 *      09-02           628.00       185192        09-08          122.68
------------------------------------       ------------------------------------
185131        09-04         2,004.00       185193        09-10          876.06
------------------------------------       ------------------------------------
185132        09-02           151.00       185195 *      09-04          862.52
------------------------------------       ------------------------------------
185133        09-09         3,148.50       185196        09-05        2,847.97
------------------------------------       ------------------------------------
185134        09-15            26.60       185198 *      09-09        1,226.40
------------------------------------       ------------------------------------
185135        09-03            78.11       185199        09-15        2,224.66
------------------------------------       ------------------------------------
185136        09-03           156.23       185201 *      09-09            4.05
------------------------------------       ------------------------------------
185137        09-02         1,973.06       185203 *      09-04        1,738.83
------------------------------------       ------------------------------------
185139 *      09-08           457.20       185204        09-04          212.17
------------------------------------       ------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 4 of 17
September 15, 2003                                                 0001-028588


Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
185205        09-05         1,573.09       185260        09-09          347.56
------------------------------------       ------------------------------------
185207 *      09-03            88.00       185261        09-10        2,257.30
------------------------------------       ------------------------------------
185208        09-04           204.15       185262        09-05          199.60
------------------------------------       ------------------------------------
185209        09-05           124.77       185263        09-04           63.12
------------------------------------       ------------------------------------
185210        09-04           132.05       185264        09-03           40.63
------------------------------------       ------------------------------------
185211        09-03           538.10       185265        09-04          343.75
------------------------------------       ------------------------------------
185212        09-05         4,660.00       185266        09-03          266.27
------------------------------------       ------------------------------------
185213        09-03            62.48       185269 *      09-05        1,115.80
------------------------------------       ------------------------------------
185214        09-05           701.04       185270        09-05          405.00
------------------------------------       ------------------------------------
185215        09-11           455.22       185272 *      09-04          312.51
------------------------------------       ------------------------------------
185216        09-04            44.45       185273        09-12          338.54
------------------------------------       ------------------------------------
185217        09-12         3,469.13       185274        09-05        1,335.00
------------------------------------       ------------------------------------
185218        09-02           908.00       185275        09-08        2,954.00
------------------------------------       ------------------------------------
185219        09-04         1,638.00       185276        09-08          311.25
------------------------------------       ------------------------------------
185220        09-04         2,184.45       185277        09-03          154.76
------------------------------------       ------------------------------------
185221        09-05             8.88       185278        09-04        2,131.25
------------------------------------       ------------------------------------
185222        09-15           940.94       185279        09-15          341.80
------------------------------------       ------------------------------------
185223        09-05           537.53       185280        09-03          575.14
------------------------------------       ------------------------------------
185226 *      09-04           545.00       185282 *      09-04        2,819.08
------------------------------------       ------------------------------------
185227        09-05           300.00       185283        09-04          520.00
------------------------------------       ------------------------------------
185228        09-10            61.50       185284        09-08          200.00
------------------------------------       ------------------------------------
185229        09-04           116.32       185285        09-11          127.00
------------------------------------       ------------------------------------
185230        09-15         3,050.71       185286        09-03          381.64
------------------------------------       ------------------------------------
185231        09-15         4,314.00       185287        09-04          142.68
------------------------------------       ------------------------------------
185232        09-05           966.42       185288        09-04          324.73
------------------------------------       ------------------------------------
185233        09-04         1,812.07       185289        09-10          547.29
------------------------------------       ------------------------------------
185234        09-04           669.60       185290        09-04        2,506.21
------------------------------------       ------------------------------------
185235        09-08            21.11       185291        09-05          130.56
------------------------------------       ------------------------------------
185236        09-08           533.91       185292        09-09        1,010.00
------------------------------------       ------------------------------------
185237        09-15           172.14       185293        09-03          265.02
------------------------------------       ------------------------------------
185239 *      09-12         1,135.00       185294        09-08           52.40
------------------------------------       ------------------------------------
185240        09-02           211.92       185295        09-11          211.70
------------------------------------       ------------------------------------
185241        09-03            14.92       185296        09-02        3,077.52
------------------------------------       ------------------------------------
185242        09-02            44.30       185297        09-04        1,560.00
------------------------------------       ------------------------------------
185243        09-04            88.99       185298        09-05          976.00
------------------------------------       ------------------------------------
185244        09-05         1,650.00       185299        09-04        2,569.68
------------------------------------       ------------------------------------
185245        09-05           425.88       185300        09-04          151.00
------------------------------------       ------------------------------------
185246        09-05         2,043.04       185301        09-15           78.12
------------------------------------       ------------------------------------
185247        09-05         1,965.00       185302        09-08          604.16
------------------------------------       ------------------------------------
185248        09-02            78.10       185303        09-03          462.72
------------------------------------       ------------------------------------
185249        09-09            42.98       185304        09-03          126.13
------------------------------------       ------------------------------------
185250        09-03           135.62       185305        09-03           36.40
------------------------------------       ------------------------------------
185251        09-03         2,937.04       185306        09-09          824.00
------------------------------------       ------------------------------------
185252        09-03           450.84       185307        09-04           16.00
------------------------------------       ------------------------------------
185253        09-04            35.00       185308        09-09        4,340.24
------------------------------------       ------------------------------------
185254        09-10           179.12       185309        09-04          490.00
------------------------------------       ------------------------------------
185255        09-02           303.73       185310        09-09          109.01
------------------------------------       ------------------------------------
185256        09-08           540.10       185311        09-04           86.28
------------------------------------       ------------------------------------
185257        09-04           407.53       185312        09-05        1,051.03
------------------------------------       ------------------------------------
185258        09-03           820.96       185314 *      09-05          192.97
------------------------------------       ------------------------------------
185259        09-04           416.00       185315        09-09        1,250.00
------------------------------------       ------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 5 of 17
September 15, 2003                                                 0001-028588

Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
185316        09-09         2,843.34       185367        09-08          125.00
------------------------------------       ------------------------------------
185317        09-05         3,501.86       185368        09-10          547.64
------------------------------------       ------------------------------------
185318        09-04           455.96       185369        09-03          562.50
------------------------------------       ------------------------------------
185319        09-11           310.38       185370        09-11          324.00
------------------------------------       ------------------------------------
185320        09-08           201.00       185371        09-04          111.60
------------------------------------       ------------------------------------
185321        09-05            80.00       185372        09-03        3,192.18
------------------------------------       ------------------------------------
185322        09-08           520.45       185373        09-03          140.49
------------------------------------       ------------------------------------
185323        09-12           318.40       185374        09-04          340.86
------------------------------------       ------------------------------------
185324        09-02         2,042.62       185375        09-08        3,053.20
------------------------------------       ------------------------------------
185325        09-03           337.43       185376        09-04        1,155.00
------------------------------------       ------------------------------------
185326        09-03            91.66       195377        09-05          241.00
------------------------------------       ------------------------------------
185327        09-04           398.20       185378        09-02           26.04
------------------------------------       ------------------------------------
185328        09-09            43.89       185379        09-04        2,016.67
------------------------------------       ------------------------------------
185329        09-05         3,046.00       185381 *      09-03        4,808.98
------------------------------------       ------------------------------------
185330        09-09           215.78       185382        09-08          427.08
------------------------------------       ------------------------------------
185331        09-10           804.44       185383        09-03           78.90
------------------------------------       ------------------------------------
185332        09-05           104.95       185384        09-09        1,689.10
------------------------------------       ------------------------------------
185333        09-05           490.62       185385        09-08           29.17
------------------------------------       ------------------------------------
185334        09-04         3,123.90       185387 *      09-04          135.00
------------------------------------       ------------------------------------
185335        09-03         1,308.00       185389 *      09-04          280.15
------------------------------------       ------------------------------------
185336        09-02         2,072.39       185391 *      09-09          693.00
------------------------------------       ------------------------------------
185337        09-04           326.09       185392        09-04          110.75
------------------------------------       ------------------------------------
185338        09-03            86.74       185393        09-08          370.13
------------------------------------       ------------------------------------
185339        09-05            15.23       185394        09-02        1,098.15
------------------------------------       ------------------------------------
185340        09-04           145.24       185395        09-05        3,784.48
------------------------------------       ------------------------------------
185341        09-11            30.00       185397 *      09-11          412.95
------------------------------------       ------------------------------------
185342        09-10         1,616.33       185398        09-05          240.00
------------------------------------       ------------------------------------
185343        09-08         2,115.00       185399        09-05        6,578.00
------------------------------------       ------------------------------------
185344        09-08           347.51       185400        09-05       13,313.98
------------------------------------       ------------------------------------
185345        09-04           353.76       185401        09-05       15,994.81
------------------------------------       ------------------------------------
185346        09-10         2,000.00       185402        09-03       12,386.49
------------------------------------       ------------------------------------
185347        09-09            79.57       185403        09-04        5,084.16
------------------------------------       ------------------------------------
185348        09-04         1,406.24       185404        09-09       14,410.46
------------------------------------       ------------------------------------
185349        09-04            59.50       185406 *      09-04        6,138.00
------------------------------------       ------------------------------------
185350        09-04         4,405.72       185407        09-04       23,247.75
------------------------------------       ------------------------------------
185351        09-10           129.47       185408        09-03       13,717.60
------------------------------------       ------------------------------------
185352        09-04           531.25       185409        09-04       55,548.20
------------------------------------       ------------------------------------
185353        09-04         1,950.00       185410        09-04       30,545.48
------------------------------------       ------------------------------------
185354        09-05           480.81       185411        09-15        8,520.00
------------------------------------       ------------------------------------
185355        09-05           300.00       185412        09-09       59,901.46
------------------------------------       ------------------------------------
185356        09-04         1,422.46       185413        09-08        6,150.02
------------------------------------       ------------------------------------
185357        09-05            38.00       185414        09-09       67,220.71
------------------------------------       ------------------------------------
185358        09-04         1,753.64       185415        09-03        6,457.92
------------------------------------       ------------------------------------
185359        09-04           909.16       185416        09-03       32,033.53
------------------------------------       ------------------------------------
185360        09-09           467.33       185417        09-03       11,745.00
------------------------------------       ------------------------------------
185361        09-05         4,130.60       185418        09-15        9,125.00
------------------------------------       ------------------------------------
185362        09-08         3,288.68       185419        09-04        5,750.71
------------------------------------       ------------------------------------
185363        09-10           303.00       185420        09-02       14,624.47
------------------------------------       ------------------------------------
185364        09-03           795.00       185421        09-04       22,603.74
------------------------------------       ------------------------------------
185365        09-05            74.90       185423 *      09-02       29,118.29
------------------------------------       ------------------------------------
185366        09-10         1,440.00       185427 *      09-03      152,992.14
------------------------------------       ------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 6 of 17
September 15, 2003                                               0001-028588


Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
185429 *      09-05        11,032.78       185493        09-05          750.00
------------------------------------       ------------------------------------
185430        09-04        12,139.39       185494        09-05          672.00
------------------------------------       ------------------------------------
185431        09-04        14,395.10       185495        09-05          570.00
------------------------------------       ------------------------------------
185432        09-08        18,158.22       185496        09-04          400.00
------------------------------------       ------------------------------------
185433        09-08        10,599.18       185497        09-10          308.12
------------------------------------       ------------------------------------
185434        09-09        15,587.85       185498        09-11        1,039.58
------------------------------------       ------------------------------------
185435        09-08        39,464.03       185499        09-11        2,622.00
------------------------------------       ------------------------------------
185436        09-11         6,086.62       185500        09-08           36.96
------------------------------------       ------------------------------------
185437        09-05         8,045.83       185501        09-09          165.05
------------------------------------       ------------------------------------
185438        09-03         6,124.80       185502        09-08          453.96
------------------------------------       ------------------------------------
185439        09-08         8,349.81       185503        09-09          302.80
------------------------------------       ------------------------------------
185440        09-05        17,676.24       185504        09-10          559.75
------------------------------------       ------------------------------------
185441        09-03        36,828.00       185506 *      09-10        9,247.92
------------------------------------       ------------------------------------
185443 *      09-12         9,556.19       185507        09-08       10,026.62
------------------------------------       ------------------------------------
185444        09-03        28,295.00       185508        09-09       10,560.00
------------------------------------       ------------------------------------
185445        09-04        10,256.40       185509        09-08      775,000.00
------------------------------------       ------------------------------------
185446        09-04        16,605.00       185510        09-09           94.00
------------------------------------       ------------------------------------
185447        09-09        13,440.00       185514 *      09-09          486.94
------------------------------------       ------------------------------------
185448        09-08            26.00       185519 *      09-05          841.05
------------------------------------       ------------------------------------
185449        09-04            93.42       185522 *      09-05        1,182.35
------------------------------------       ------------------------------------
185450        09-08           386.83       185524 *      09-15           66.50
------------------------------------       ------------------------------------
185451        09-09            75.58       185527 *      09-10          248.69
------------------------------------       ------------------------------------
185453 *      09-05           688.40       185528        09-15          344.40
------------------------------------       ------------------------------------
185454        09-05           482.50       185529        09-15        1,570.00
------------------------------------       ------------------------------------
185455        09-05           742.00       185531 *      09-15          140.00
------------------------------------       ------------------------------------
185458 *      09-05        18,780.96       185532        09-15        1,725.00
------------------------------------       ------------------------------------
185459        09-04         2,079.00       185533        09-12          618.04
------------------------------------       ------------------------------------
185460        09-08           409.95       185534        09-11          743.81
------------------------------------       ------------------------------------
185461        09-10            48.00       185535        09-11        9,725.00
------------------------------------       ------------------------------------
185463 *      09-11            95.00       185536        09-09       49,776.00
------------------------------------       ------------------------------------
185464        09-15            36.00       185537        09-10       10,000.00
------------------------------------       ------------------------------------
185465        09-05         3,141.00       185538        09-10        6,960.00
------------------------------------       ------------------------------------
185467 *      09-08         3,219.85       185539        09-08       10,416.60
------------------------------------       ------------------------------------
185469 *      09-15           750.00       185540        09-10          406.69
------------------------------------       ------------------------------------
185471 *      09-15         3,500.00       185543 *      09-11        1,199.39
------------------------------------       ------------------------------------
185472        09-08         3,370.80       185544        09-09        1,155.70
------------------------------------       ------------------------------------
185473        09-05        22,620.00       185545        09-09          635.03
------------------------------------       ------------------------------------
185475 *      09-15        43,037.16       185546        09-11        2,534.10
------------------------------------       ------------------------------------
185476        09-04           750.00       185547        09-09        1,504.91
------------------------------------       ------------------------------------
185477        09-05           101.25       185548        09-15          695.00
------------------------------------       ------------------------------------
185478        09-11       154,800.00       185549        09-10           72.92
------------------------------------       ------------------------------------
185481 *      09-04         3,875.00       185550        09-09          140.20
------------------------------------       ------------------------------------
185482        09-10           888.16       185551        09-10          164.58
------------------------------------       ------------------------------------
185483        09-11         8,740.00       185552        09-15           52.22
------------------------------------       ------------------------------------
185484        09-12         5,572.67       185553        09-08        2,690.00
------------------------------------       ------------------------------------
185486 *      09-11         9,268.00       185554        09-09          133.91
------------------------------------       ------------------------------------
185487        09-04           550.00       185555        09-10          266.88
------------------------------------       ------------------------------------
185488        09-11             5.58       185556        09-11          262.03
------------------------------------       ------------------------------------
185489        09-04         1,001.00       185557        09-09          890.67
------------------------------------       ------------------------------------
185490        09-04           484.00       185558        09-12          383.33
------------------------------------       ------------------------------------
185492 *      09-15           507.20       185559        09-09            8.84

Bank of Hawaii

HAWAIIAN AIRLINES INC                                             Page 7 of 17
September 15, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
------------------------------------       ------------------------------------
185560        09-10         1,788.90       185623        09-08          441.80
------------------------------------       ------------------------------------
185561        09-09            76.46       185624        09-08        1,318.64
------------------------------------       ------------------------------------
185562        09-09            88.54       185625        09-08          122.91
------------------------------------       ------------------------------------
185563        09-10           133.10       185626        09-11          528.33
------------------------------------       ------------------------------------
185564        09-10         4,139.44       185627        09-09          728.00
------------------------------------       ------------------------------------
185566 *      09-09            81.46       185629 *      09-15          197.00
------------------------------------       ------------------------------------
185569 *      09-10           350.00       185630        09-11            9.00
------------------------------------       ------------------------------------
185570        09-09         1,034.01       185632 *      09-12           94.65
------------------------------------       ------------------------------------
185571        09-09           678.00       185633        09-10        1,476.55
------------------------------------       ------------------------------------
185572        09-10            16.89       185634        09-09           72.35
------------------------------------       ------------------------------------
185573        09-12         1,897.50       185635        09-09           53.62
------------------------------------       ------------------------------------
185574        09-11            46.57       185636        09-11          566.80
------------------------------------       ------------------------------------
185575        09-15           450.00       185638 *      09-15        1,680.00
------------------------------------       ------------------------------------
185576        09-15           116.80       185639        09-12          260.00
------------------------------------       ------------------------------------
185577        09-10           121.27       185640        09-09          229.16
------------------------------------       ------------------------------------
185579 *      09-11           148.68       185641        09-15          375.00
------------------------------------       ------------------------------------
185580        09-10           448.84       185642        09-09          250.00
------------------------------------       ------------------------------------
185581        09-08           908.00       185643        09-09        4,889.22
------------------------------------       ------------------------------------
185582        09-11            97.49       185644        09-15          234.94
------------------------------------       ------------------------------------
185583        09-10            22.33       185645        09-10           92.07
------------------------------------       ------------------------------------
185584        09-12            38.95       185646        09-09           93.55
------------------------------------       ------------------------------------
185585        09-09         3,394.30       185647        09-09          820.80
------------------------------------       ------------------------------------
185587*       09-10            99.48       185648        09-11          981.24
------------------------------------       ------------------------------------
185588        09-15         4,314.00       185649        09-11          212.28
------------------------------------       ------------------------------------
185589        09-10            32.15       185650        09-10          120.93
------------------------------------       ------------------------------------
185590        09-10           117.01       185651        09-10        1,118.62
------------------------------------       ------------------------------------
185591        09-10           438.30       185652        09-15           50.71
------------------------------------       ------------------------------------
185592        09-12           305.20       185653        09-09          351.69
------------------------------------       ------------------------------------
185593        09-08           450.40       185654        09-11        1,133.17
------------------------------------       ------------------------------------
185594        09-11             9.18       185655        09-15          995.53
------------------------------------       ------------------------------------
185595        09-12         2,412.33       185656        09-12          122.66
------------------------------------       ------------------------------------
185597 *      09-09           331.94       185658 *      09-08          619.11
------------------------------------       ------------------------------------
185598        09-09           107.24       185659        09-09          682.28
------------------------------------       ------------------------------------
185599        09-09           258.49       185660        09-12        2,030.88
------------------------------------       ------------------------------------
185600        09-15           506.50       185661        09-09          707.52
------------------------------------       ------------------------------------
185601        09-09           817.72       185663 *      09-09        1,347.02
------------------------------------       ------------------------------------
185602        09-09           259.26       185664        09-10          594.00
------------------------------------       ------------------------------------
185603        09-12           127.60       185665        09-15          493.75
------------------------------------       ------------------------------------
185604        09-09           566.22       185666        09-11           24.48
------------------------------------       ------------------------------------
185605        09-09            90.50       185667        09-09          420.83
------------------------------------       ------------------------------------
185607 *      09-15           538.16       185668        09-09        1,978.19
------------------------------------       ------------------------------------
185608        09-11         1,335.00       185670 *      09-11        1,453.03
------------------------------------       ------------------------------------
185609        09-09         1,323.44       185671        09-09          844.66
------------------------------------       ------------------------------------
185610        09-11           754.73       185672        09-10          336.00
------------------------------------       ------------------------------------
185611        09-09           664.29       185673        09-10        1,818.32
------------------------------------       ------------------------------------
185613 *      09-10           247.50       185674        09-15           46.93
------------------------------------       ------------------------------------
185614        09-09         3,794.04       185676 *      09-10           63.12
------------------------------------       ------------------------------------
185619 *      09-15           696.10       185677        09-09        4,051.62
------------------------------------       ------------------------------------
185620        09-08           572.88       185678        09-15          105.00
------------------------------------       ------------------------------------
185621        09-09         2,429.50       185679        09-10        2,121.00
------------------------------------       ------------------------------------
185622        09-15           861.66       185680        09-15          460.00
------------------------------------       ------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                              Page 8 of 17
September 15, 2003                                                 0001-028588


Number        Date            Amount       Number        Date            Amount
------------------------------------       ------------------------------------
185681        09-11         1,019.22       185743        09-10         8,301.04
------------------------------------       ------------------------------------
185683 *      09-08           687.50       185744        09-09        10,320.00
------------------------------------       ------------------------------------
185684        09-10           162.00       185745        09-11         6,851.07
------------------------------------       ------------------------------------
185686 *      09-15           516.66       185746        09-11        49,240.00
------------------------------------       ------------------------------------
185687        09-09         1,696.69       185747        09-09         6,173.96
------------------------------------       ------------------------------------
185688        09-10           460.85       185748        09-12         6,615.99
------------------------------------       ------------------------------------
185689        09-09           629.63       185749        09-10        28,437.50
------------------------------------       ------------------------------------
185690        09-10           208.53       185750        09-10        49,572.60
------------------------------------       ------------------------------------
185691        09-09           110.75       185751        09-10        62,890.80
------------------------------------       ------------------------------------
185692        09-11           182.00       185753 *      09-11           178.00
------------------------------------       ------------------------------------
185693        09-11           665.95       185755 *      09-05            38.33
------------------------------------       ------------------------------------
185694        09-09         1,193.30       185756        09-15            53.97
------------------------------------       ------------------------------------
185695        09-15            25.00       185757        09-09           360.00
------------------------------------       ------------------------------------
185696        09-11            24.00       185758        09-12           360.00
------------------------------------       ------------------------------------
185697        09-10         3,500.00       185759        09-09         2,161.97
------------------------------------       ------------------------------------
185698        09-09           216.67       185760        09-11            75.00
------------------------------------       ------------------------------------
185699        09-15           974.13       185761        09-15           339.20
------------------------------------       ------------------------------------
185700        09-10         5,200.54       185763 *      09-09         3,721.60
------------------------------------       ------------------------------------
185701        09-09         5,948.99       185764        09-08           912.90
------------------------------------       ------------------------------------
185702        09-10        23,281.04       185766 *      09-11           890.00
------------------------------------       ------------------------------------
185703        09-12        37,644.19       185767        09-15         1,446.46
------------------------------------       ------------------------------------
185704        09-09        15,162.36       185768        09-09           750.00
------------------------------------       ------------------------------------
185705        09-11        72,614.40       185769        09-11           583.75
------------------------------------       ------------------------------------
185706        09-09         8,316.20       185770        09-11        14,189.40
------------------------------------       ------------------------------------
185707        09-10        17,594.13       185772 *      09-09         7,925.53
------------------------------------       ------------------------------------
185708        09-10         7,230.00       185773        09-12        15,960.00
------------------------------------       ------------------------------------
185710 *      09-09        14,165.36       185774        09-10        12,369.50
------------------------------------       ------------------------------------
185711        09-10       185,691.90       185775        09-08         1,200.00
------------------------------------       ------------------------------------
185712        09-15         5,492.00       185778 *      09-11            21.59
------------------------------------       ------------------------------------
185713        09-09        62,453.20       185783 *      09-11            50.00
------------------------------------       ------------------------------------
185714        09-10         5,491.72       185785 *      09-12           740.82
------------------------------------       ------------------------------------
185716 *      09-10        22,209.85       185786        09-11           207.82
------------------------------------       ------------------------------------
185717        09-08        42,786.81       185790 *      09-15           258.18
------------------------------------       ------------------------------------
185718        09-10        11,310.35       185791        09-15           523.59
------------------------------------       ------------------------------------
185719        09-10        14,913.98       185792        09-10           116.64
------------------------------------       ------------------------------------
185720        09-10         6,552.00       185794 *      09-11           175.00
------------------------------------       ------------------------------------
185721        09-09        35,228.48       185799 *      09-15           293.71
------------------------------------       ------------------------------------
185724 *      09-08        24,430.25       185800        09-09           100.00
------------------------------------       ------------------------------------
185729 *      09-10        58,535.76       185802 *      09-10            38.90
------------------------------------       ------------------------------------
185730        09-09         5,909.23       185803        09-15           215.74
------------------------------------       ------------------------------------
185731        09-12        22,948.27       185805 *      09-09           140.81
------------------------------------       ------------------------------------
185732        09-10        32,289.96       185806        09-09            87.35
------------------------------------       ------------------------------------
185734 *      09-09        24,084.81       185807        09-10           136.18
------------------------------------       ------------------------------------
185735        09-11        49,888.63       185808        09-10           230.00
------------------------------------       ------------------------------------
185736        09-10        5,5514.20       185814 *      09-11        24,359.03
------------------------------------       ------------------------------------
185737        09-11        69,368.81       185819 *      09-11         1,155.00
------------------------------------       ------------------------------------
185738        09-15         6,395.39       185820        09-15           417.30
------------------------------------       ------------------------------------
185739        09-11     1,416,467.00       185821        09-15         2,265.60
------------------------------------       ------------------------------------
185740        09-12        23,522.22       185823 *      09-15           212.00
------------------------------------       ------------------------------------
185741        09-15       168,683.02       185824        09-15         4,158.60
------------------------------------       ------------------------------------
185742        09-10         6,296.29       185826 *      09-11         1,440.00
------------------------------------       ------------------------------------

    HAWAIIAN AIRLINES INC                                          Page 9 of 17
    September 15, 2003                                             0001-028588

    ---------------------------------------------------------------------------
    Number      Date           Amount       Number        Date          Amount
    ---------------------------------------------------------------------------
    185827      09-11        1,640.00       185891        09-11     326,195.55
    ---------------------------------------------------------------------------
    185829      09-12        3,949.90       185894    *   09-15      87,113.00
    ---------------------------------------------------------------------------
    185830      09-15       14,025.00       185895        09-15       6,404.25
    ---------------------------------------------------------------------------
    185831      09-11        9,071.05       185896        09-15       1,637.56
    ---------------------------------------------------------------------------
    185832      09-15       76,876.80       185903    *   09-15          70.83
    ---------------------------------------------------------------------------
    185833      09-11          322.06       185909    *   09-15       2,720.00
    ---------------------------------------------------------------------------
    185841      09-15          188.43       185911    *   09-15         284.04
    ---------------------------------------------------------------------------
    185842      09-10          300.00       185917    *   09-15       1,497.74
    ---------------------------------------------------------------------------
    185844      09-11           72.81       185927    *   09-15          34.10
    ---------------------------------------------------------------------------
    185845      09-11           83.33       185955    *   09-15       1,026.80
    ---------------------------------------------------------------------------
    185847      09-11          139.22       185961    *   09-15         583.10
    ---------------------------------------------------------------------------
    185850      09-15          125.32       185990    *   09-15       1,058.72
    ---------------------------------------------------------------------------
    185854      09-15      179,286.00       185991        09-15          80.51
    ---------------------------------------------------------------------------
    185855      09-12          247.03       186007    *   09-15       1,040.25
    ---------------------------------------------------------------------------
    185864      09-15          196.00       186051    *   09-15          90.48
    ---------------------------------------------------------------------------
    185865      09-12           85.03       186068    *   09-12      30,759.55
    ---------------------------------------------------------------------------
    185866      09-11          324.05       186073    *   09-15      14,399.01
    ---------------------------------------------------------------------------
    185867      09-15           88.07       186085    *   09-15       7,640.77
    ---------------------------------------------------------------------------
    185871      09-12          188.22       186101    *   09-15      24,652.63
    ---------------------------------------------------------------------------
    185875      09-15          214.64       186110    *   09-15       1,600.00
    ---------------------------------------------------------------------------
    185880      09-11          189.96       186113    *   09-15      48,686.48
    ---------------------------------------------------------------------------
    185882      09-11         2889.82       * Skip in check sequence
    ---------------------------------------
    185883      09-11         467.33
    ---------------------------------------


DEBITS

    Date      Description                                         Subtractions
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                    7,586.00
                         BOH FUNDS TRANSFER 090203 030902002096701
                         10844768
    ---------------------------------------------------------------------------
    09-02     Debit Memo                                                 13.06
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                               11,073,200.00
                  BOH FUNDS TRANSFER 090203 030902000923701
                  IN 008247
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                2,405,000.00
                  BOH FUNDS TRANSFER 090203 030902001 690701
                  DO 028201
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                1,200,000.00
                  BOH FUNDS TRANSFER 090203 030902001 840701
                  DO 028207
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                  242,700.00
                  BOH FUNDS TRANSFER 090203 030902001 596701
                  DO 028187
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                   42,022.00
                  BOH FUNDS TRANSFER 090203 030902001692701
                  DO 028203
    ---------------------------------------------------------------------------
    09-02     Outgoing Wire Trnsfr                                    4,720.00
                  BOH FUNDS TRANSFER 090203 030902001 833701
                  DO 028204
    ---------------------------------------------------------------------------
    09-02     ACH Debit                                             749,883.14
                  BP WEST COAST PR EFT DEBIT 241441 127013499
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                         Page 10 of 17
    September 15, 2003                                              0001-028588


    Date      Description                                         Subtractions

    09-02     Automatic Transfer                                      7,883.15
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  000 101 41 29
    ---------------------------------------------------------------------------
    09-02     Automatic Transfer                                      6,984.34
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0007014137
    ---------------------------------------------------------------------------
    09-02     Automatic Transfer                                      7,627.84
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-02     Automatic Transfer                                      2,257.69
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-03     Outgoing Wire Trnsfr                                  397,000.00
                  BOH FUNDS TRANSFER 090303 030903000404701
                  DO 028235
    ---------------------------------------------------------------------------
    09-03     Outgoing Wire Trnsfr                                  375,000.00
                  BOH FUNDS TRANSFER 090303 030903000403701
                  DO 028234
    ---------------------------------------------------------------------------
    09-03     Outgoing Wire Trnsfr                                  118,882.27
                  BOH FUNDS TRANSFER 090303 030903000990701
                  DO 028261
    ---------------------------------------------------------------------------
    09-03     ACH Debit                                           3,537,984.68
                  HAWAIIAN AIR PAYROLL 030903-SETT-B HAWNAIR
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                      8,253.22
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                      4,689.11
                  TRANSFER TO DEPOSiT SYSTEM ACCOUNT
                  000 101 41 37
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                    215,754.17
                  TRANSFER TO DEPOSiT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                        904.75
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                   15,236.00
                  BOH FUNDS TRANSFER 090403 030904000700701
                  10844781
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                  763,863.41
                  BOH FUNDS TRANSFER 090403 030904001192701
                  DO 028323
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                  249,659.74
                  BOH FUNDS TRANSFER 090403 030904001198701
                  DO 028325
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                  233,464.85
                  BOH FUNDS TRANSFER 090403 030904001194701
                  DO 028324
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                   30,500.00
                  BOH FUNDS TRANSFER 090403 030904001185701
                  DO 028321
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                         Page 11 of 17
    September 15, 2003                                              0001-028588


    Date      Description                                         Subtractions
    ---------------------------------------------------------------------------
    09-04     Outgoing Wire Trnsfr                                      170.50
                  BOH FUNDS TRANSFER 090403 030904001190701
                  DO 028322
    ---------------------------------------------------------------------------
    09-04     ACH Debit                                              56,217.45
                  BP WEST COAST PR EFT DEBIT 246441 91 701 31 99
    ---------------------------------------------------------------------------
    09-04     ACH Debit                                                 591.00
                  lntl Banking Dep TRADE_SVCS 090403 ISB SO81729-PST001
                  LETTER OF CREDIT
    ---------------------------------------------------------------------------
    09-04     ACH Debit                                                 300.00
                  lntl Banking Dep TRADE_SVCS 090403 ISB SO81730-PST001
                  LETTER OF CREDIT
    ---------------------------------------------------------------------------
    09-04     ACH Debit                                                 300.00
                  lntl Banking Dep TRADE-SVCS 090403 ISB SO81728-PST001
                  LETTER OF CREDIT
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                      3,119.78
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001 0 14129
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                      4,951.02
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                     72,058.64
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                      1,159.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                  375,977.53
                  BOH FUNDS TRANSFER 090503 030905001346701
                  DO 028411
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                  319,657.33
                  BOH FUNDS TRANSFER 090503 030905001424701
                  DO 028413
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                  254,224.35
                  BOH FUNDS TRANSFER 090503 030905001435701
                  DO 028416
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                  250,000.00
                  BOH FUNDS TRANSFER 090503 030905001422701
                  DO 028412
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                  115,004.38
                  BOH FUNDS TRANSFER 090503 030905001430701
                  DO 028415
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                   39,441.54
                  BOH FUNDS TRANSFER 090503 030905001345701
                  DO 028410
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                   27,846.74
                  BOH FUNDS TRANSFER 090503 030905001342701
                  DO 028409
    ---------------------------------------------------------------------------
    09-05     Outgoing Wire Trnsfr                                   25,016.00
                  BOH FUNDS TRANSFER 090503 030905001426701
                  DO 028414
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                         Page 12 of 17
    September 15, 2003                                              0001-028588

    Date      Description                                        Subtractions
    ---------------------------------------------------------------------------
    09-05     ACH Debit                                           1,687,026.53
                  HAWAIIAN AIRLINE TAX PMTS 030905 - SETT-BOH MAXUS
    ---------------------------------------------------------------------------
    09-05     ACH Debit                                              41,694.38
                  BP WEST COAST PR EFT DEBIT 247441610012599
    ---------------------------------------------------------------------------
    09-05     ACH Debit                                                  96.85
                  Intl Banking Dep TRADE-SVCS 090503 IS6 SO81 698-PCH003
                  LETTER OF CREDIT
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                    122,077.22
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                      1,443.03
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                     31,630.37
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                      5,572.74
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-08     Debit Memo                                            750,000.00
    ---------------------------------------------------------------------------
    09-08     Outgoing Wire Trnsfr                                   35,094.98
                  BOH FUNDS TRANSFER 090803 030908000808701
                  DO 028445
    ---------------------------------------------------------------------------
    09-08     Outgoing Wire Trnsfr                                   23,790.00
                  BOH FUNDS TRANSFER 090803 030908000807701
                  DO 028444
    ---------------------------------------------------------------------------
    09-08     ACH Debit                                             408,658.63
                  BP WEST COAST PR EFT DEBIT 248441 613013499
    ---------------------------------------------------------------------------
    09-08     ACH Debit                                              22,801.02
                  EMPLOYMENT DEVEL EDD EFTPMT 090503 TXP*08817066*01100 *030905*T*331035*T*1949067*T*2280102\
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                    191,167.34
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                      9,504.77
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                  1,094,517.62
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                      6,419.84
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                        718.62
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-09     Debit Memo                                              8,000.00
    ---------------------------------------------------------------------------
    09-09     Outgoing Wire Trnsfr                                    7,675.00
                  BOH FUNDS TRANSFER 390903 030909000735701
                  DO 028490
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                        Page 13 of 17
    September 15, 2003                                             0001-028588


    Date      Description                                         Subtractions
    ---------------------------------------------------------------------------
    09-09     ACH Debit                                           2,460,421.45
                  HAWAIIAN AIRLINE TAX PMTS 030909 -SETT-BOH MAXUS
    ---------------------------------------------------------------------------
    09-09     ACH Debit                                               1,592.50
                  Intl Banking Dep TRADE_SVCS 090903 ISB SO82037-ISSO01
                  LETTER OF CREDIT
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                    191,846.31
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                      3,747.74
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                     17,873.18
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                        139.51
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-10     Outgoing Wire Trnsfr                                  932,071.48
                  BOH FUNDS TRANSFER 091 003 03091 0000924701
                  DO 028562
    ---------------------------------------------------------------------------
    09-10     Outgoing Wire Trnsfr                                  580,000.00
                  BOH FUNDSTRANSFER 091003 030910000917701
                  DO 028561
    ---------------------------------------------------------------------------
    09-10     ACH Debit                                               1,111.00
                  STATE OF COLORAD STATETAX 090903 TXP"37101050020000 0*00011*030831*T*000OllllOO*U*OOOOOOOOOO*U*OOOOOOOOOO*
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                     83,486.99
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                        242.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                    873,169.82
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                     74,532.34
                  TRANSFER TO DEPOSiT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                      3,485.51
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-11     Outgoing Wire Trnsfr                                  121,649.14
                  BOH FUNDS TRANSFER 091103 030911000700701
                  DO 028594
    ---------------------------------------------------------------------------
    09-11     Outgoing Wire Trnsfr                                   30,500.00
                  BOH FUNDS TRANSFER 091103 030911000701701
                  DO 028595
    ---------------------------------------------------------------------------
    09-11     Automatic Transfer                                     38,830.11
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                        Page 14 of 17
    September 15, 2003                                             0001-028588


    Date      Description                                        Subtractions
    ---------------------------------------------------------------------------
    09-1      Automatic Transfer                                      1,212.50
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-11     Automatic Transfer                                        640.08
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-11     Automatic Transfer                                        865.35
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                   69,431.00
                  BOH FUNDS TRANSFER 091203 030912000972701
                  10844882
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                  750,000 00
                  BOH FUNDS TRANSFER 091 203030912001121701
                  DO 028671
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                  250,000.00
                  BOH FUNDS TRANSFER 091203 030912001134701
                  DO 028677
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                  175,978.91
                  BOH FUNDS TRANSFER 091203 030912001141701
                  DO 028678
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                  115,004.38
                  BOH FUNDS TRANSFER 091203 030912001147701
                  DO 028680
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                  106,816.36
                  BOH FUNDS TRANSFER 091203 0309 2001131701
                  DO 028676
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                   24,823.59
                  BOH FUNDS TRANSFER 091203 030912001126701
                  DO 028673
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                   17,217.58
                  BOH FUNDS TRANSFER 091203 030912001123701
                  DO 028672
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                    9,366.00
                  BOH FUNDS TRANSFER 091203 030912001128701
                  DO 028675
    ---------------------------------------------------------------------------
    09-12     Outgoing Wire Trnsfr                                    5,165.50
                  BOH FUNDS TRANSFER 091203 030912001I52701
                  DO 028682
    ---------------------------------------------------------------------------
    09-12     ACH Debit                                              83,781.65
                  BP WEST COAST PR EFT DEBIT 254448927010399
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                     23,596.99
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                        651.06
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                  1,395,526.96
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                        Page 15 of 17
    September 15, 2003                                             0001-028588

    Date      Description                                        Subtractions
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                        300.03
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                      3,012.35
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------
    09-15     Outgoing Wire Trnsfr                                    4,685.32
                  BOH FUNDS TRANSFER 091503 030915001694701
                  10823152
    ---------------------------------------------------------------------------
    09-15     Outgoing Wire Trnsfr                                  911,094.69
                  BOH FUNDS TRANSFER 091503 030915001379701
                  DO 028739
    ---------------------------------------------------------------------------
    09-15     Outgoing Wire Trnsfr                                  291,629.31
                  BOH FUNDS TRANSFER 091503 030915001402701
                  DO 028742
    ---------------------------------------------------------------------------
    09-15     Outgoing Wire Trnsfr                                  257,198.71
                  BOH FUNDS TRANSFER 091503 030915001396701
                  DO 028741
    ---------------------------------------------------------------------------
    09-15     Outgoing Wire Trnsfr                                  121,370.85
                  BOH FUNDS TRANSFER 091503 030915001393701
                  DO 028740
    ---------------------------------------------------------------------------
    09-15     ACH Debit                                             401,657.58
                  BP WEST COAST PR EFT DEBIT 255440118014099
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                     34,399.79
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                      4,933.66
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  000101437
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                  1,177,039.97
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                     23,861.13
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                      1,669.33
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
    ---------------------------------------------------------------------------



CREDITS

    Date      Description                                             Addiions
    ---------------------------------------------------------------------------
    09-02     Automatic Transfer                                 11,166,684.78
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-02     Automatic Transfer                                  4,773,656.09
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                  3,228,670.69
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------

    HAWAIIAN AIRLINES INC                                        Page 16 of 17
    September 15, 2003                                             0001-028588

    Date      Description                                            Additions
    ---------------------------------------------------------------------------
    09-03     Automatic Transfer                                  3,790,224.46
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                    895,489.55
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-04     Automatic Transfer                                   1,620,220.31
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                  2,050,602.24
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-05     Automatic Transfer                                  1,229,527.01
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-05     ACX Credit                                              1,525.92
                  HAWAIIAN AIR REVERSAL 030905 -SETT-B HAWNAIR
    ---------------------------------------------------------------------------
    09-05     Credit Memo                                               216.00
    ---------------------------------------------------------------------------
    09-05     Credit Memo                                               100.00
    ---------------------------------------------------------------------------
    09-05     Credit Memo                                               100.00
    ---------------------------------------------------------------------------
    09-05     Credit Memo                                                25.17
    ---------------------------------------------------------------------------
    09-06     Automatic Transfer                                          2.33
                  FROM ACCT NO. 0006-000673 FROM CD NO.
                  0000-000001
    ---------------------------------------------------------------------------
    09-08     Automatic Transfer                                  4,058,068.90
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001 042424
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                  2,049,990.46
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-09     Automatic Transfer                                  1,693,525.82
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-10     Automatic Transfer                                  3,014,627.42
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-11     Automatic Transfer                                  1,374,769.75
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
    ---------------------------------------------------------------------------
    09-11     Automatic Transfer                                  1,125,419.08
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-12     Automatic Transfer                                  2,759,786.92
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424
    ---------------------------------------------------------------------------
    09-15     Automatic Transfer                                  4,832,779.28
                  TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                  0001042424

    HAWAIIAN AIRLINES INC                                        Page 17 of 17
    September 15, 2003                                             0001-028588


DAILY BALANCES

    Date         Amount      Date          Amount      Date             Amount
    ---------------------------------------------------------------------------
    08-31  2,680,768.00      09-05   2,597,895.00      09-10      3,068,615.00
    ---------------------------------------------------------------------------
    09-02  2,710,032.00      09-06   2,597,897.33      09-11      3,115,248.00
    ---------------------------------------------------------------------------
    09-03  3,135,832.00      09-08   2,737,220.00      09-12      2,669,457.00
    ---------------------------------------------------------------------------
    09-04  2,83l,640.00      09-09   3,232,643.00      09-15      3,512,269.00
    ---------------------------------------------------------------------------

  Bank of Hawaii
-------------------------------------------------------------------------------
  UNDERSTANDING YOUR ACCOUNT STATEMENT
-------------------------------------------------------------------------------
       Please report any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

  1 ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

               2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

               3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).

               4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

               5. DAILY BALANCE includes all activity up to and including that date.

  6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

-----------------------------------------------------------------------------------------------------------------------------------
  ACCOUNT RECONCILIATION
-----------------------------------------------------------------------------------------------------------------------------------
  This worksheet will assist you in balancing your account.

      Ending balance reflected on this statement:                                                    $ __________________

      Add deposits and transfers to this account; not yet reflected on this statement:

          $ ______________   $_______________
          $ ______________   $_______________
          $ ______________   $_______________                                                     +) $ __________________
                                                                                                  =  $ __________________
      Sub-Total:

      Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:

          $ ______________   $_______________   $________________
          $ ______________   $_______________   $________________
          $ ______________   $_______________   $________________
                                                                                                  -) $ __________________

      Current Account Balance (For checking accounts, this amount should
      equal your checkbook register balance.)                                                     =   $ __________________
-----------------------------------------------------------------------------------------------------------------------------------

  ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
-------------------------------------------------------------------------------
           In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

    o   Your name and account number

    o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information

    o   Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
  FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
  If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------

BANK OF HAWAII                                                     Page 1 of 16
-------------------------------------------------------------------------------

                                                          Statement of Account


     Last statement: September 15, 2003            Account: 0001-028588
     This statement: September 30, 2003            Page 1 of 16
     Total days in statement period: 15            Number of Enclosures: (818)

                                                   Direct inquiries to:
                                                   888-643-3888
     HAWAIIAN AIRLINES INC
     GENERAL ACCOUNT                               BANK OF HAWAII
     PO BOX 29906-ATTN VP CNTRLLR                  P.O. BOX 2900
     HONOLULU HI  96820                            HONOLULU HI  96846
-------------------------------------------------------------------------------

     PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK
     CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SVES YOU MONEY! APPLY
     FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.
-------------------------------------------------------------------------------

Business Cash Advantage
     Account number     0001-028588    Beginning balance    $ 3,512,269.00
     Enclosures                 818    Total additions       43,701,954.14
     Low balance      $2,493,475.00    Total subtractions    42,287,998.14
                                                            --------------
     Average balance  $3,041,572.12    Ending balance       $ 4,926,225.00
-------------------------------------------------------------------------------


  CHECKS
-------------------------------------------------------------------------------
Number       Date               Amount   Number         Date            Amount
-------------------------------------------------------------------------------
              09-19           107.35       184385        09-18         216.00
-------------------------------------------------------------------------------
   85942      09-18            86.98       184386        09-23          80.00
-------------------------------------------------------------------------------
   183291 *   09-29           129.60       184389 *      09-24         129.60
-------------------------------------------------------------------------------
   183647 *   09-30            50.11       184390        09-18         216.00
-------------------------------------------------------------------------------
   183813 *   09-17            60.00       184396 *      09-18         216.00
-------------------------------------------------------------------------------
   183961 *   09-24            60.20       184398 *      09-29         216.00
-------------------------------------------------------------------------------
   183963 *   09-23            13.00       184413 *      09-22          13.00
-------------------------------------------------------------------------------
   184013 *   09-29           829.84       184541 *      09-16       4,096.89
-------------------------------------------------------------------------------
   184023 *   09-22            13.00       184650 *      09-16          75.00
-------------------------------------------------------------------------------
   184072 *   09-29            30.00       184707 *      09-19          32.26
-------------------------------------------------------------------------------
   184185 *   09-17           172.80       184802 *      09-26       1,295.83
-------------------------------------------------------------------------------
   184345 *   09-26           172.80       184813 *      09-29          13.90
-------------------------------------------------------------------------------
   184352 *   09-26            86.40       184815 *      09-23       1,381.20
-------------------------------------------------------------------------------
   184357 *   09-17           129.60       184993 *      09-17         816.30
-------------------------------------------------------------------------------
   184362 *   09-18           216.00       185003 *      09-22          46.00
-------------------------------------------------------------------------------
   184366 *   09-29           475.20       185056 *      09-24          55.00
-------------------------------------------------------------------------------
   184371 *   09-22           475.20       185078 *      09-22         299.69
-------------------------------------------------------------------------------
   184376 *   09-19           216.00       185118 *      09-23          43.56
-------------------------------------------------------------------------------
   184378 *   09-30           216.00       185153 *      09-23          13.00
-------------------------------------------------------------------------------
   184380 *   09-26           216.00       185155 *      09-18          25.00
-------------------------------------------------------------------------------
   184381     09-16           216.00       185159 *      09-29          13.00
-------------------------------------------------------------------------------
   184382     09-16           216.00       185162 *      09-23          22.92
-------------------------------------------------------------------------------
   184384 *   09-18           129.60       185171 *      09-29         390.00
-------------------------------------------------------------------------------
   185181 *   09-30            38.54       185675 *      09-24         385.00
-------------------------------------------------------------------------------
   185187 *   09-22            93.60       185682 *      09-16         119.42
-------------------------------------------------------------------------------
   185194 *   09-16           473.20       185685 *      09-22          29.98
-------------------------------------------------------------------------------
   185202 *   09-16         2,346.50       185715 *      09-18       8,228.80
-------------------------------------------------------------------------------

September 30, 2003                                                 0001-042424

Number       Date               Amount   Number         Date            Amount
-------------------------------------------------------------------------------
   185238 *   09-17            73.59       185733 *      09-17       52,455.80
-------------------------------------------------------------------------------
   185267 *   09-22            72.95       185752 *      09-16           47.09
-------------------------------------------------------------------------------
   185268     09-18         1,289.03       185762 *      09-24        2,364.41
-------------------------------------------------------------------------------
   185271 *   09-16           406.26       185765 *      09-22        4,301.82
-------------------------------------------------------------------------------
   185281 *   09-24           152.77       185776 *      09-16           13.00
-------------------------------------------------------------------------------
   185313 *   09-16         1,249.99       185777        09-29           13.00
-------------------------------------------------------------------------------
   185380 *   09-17           886.56       185779 *      09-25          412.02
-------------------------------------------------------------------------------
   185388 *   09-16         4,540.00       185781 *      09-16          479.65
-------------------------------------------------------------------------------
   185390 *   09-22         1,100.00       185782        09-17        1,850.00
-------------------------------------------------------------------------------
   185396 *   09-29            80.00       185784 *      09-16          427.65
-------------------------------------------------------------------------------
   185405 *   09-22         6,812.41       185787 *      09-22          650.00
-------------------------------------------------------------------------------
   185428 *   09-22         5,203.08       185788        09-30        1,017.38
-------------------------------------------------------------------------------
   185456 *   09-18           104.34       185789        09-30           81.33
-------------------------------------------------------------------------------
   185462 *   09-22           165.00       185793 *      09-16          182.35
-------------------------------------------------------------------------------
   185466 *   09-17           325.00       185795 *      09-16          724.03
-------------------------------------------------------------------------------
   185468 *   09-22         1,500.00       185796        09-19        1,230.38
-------------------------------------------------------------------------------
   185470 *   09-19         2,000.00       185797        09-18           42.73
-------------------------------------------------------------------------------
   185474 *   09-18        65,012.47       185798        09-22          350.00
-------------------------------------------------------------------------------
   185479 *   09-16       457,461.00       185801 *      09-18          127.69
-------------------------------------------------------------------------------
   185480     09-26            48.66       185804 *      09-23           70.00
-------------------------------------------------------------------------------
   185491 *   09-30            13.00       185809 *      09-22          245.00
-------------------------------------------------------------------------------
   185505 *   09-16         1,929.60       185810        09-17           89.65
-------------------------------------------------------------------------------
   185511 *   09-17            30.00       185811        09-23           10.36
-------------------------------------------------------------------------------
   185512     09-30            39.00       185813 *      09-18          369.62
-------------------------------------------------------------------------------
   185513     09-23           126.45       185828 *      09-19          224.40
-------------------------------------------------------------------------------
   185515 *   09-25            72.00       185834 *      09-16          129.60
-------------------------------------------------------------------------------
   185516     09-18           129.60       185835        09-16          208.31
-------------------------------------------------------------------------------
   185517     09-24           129.60       185836        09-22          240.00
-------------------------------------------------------------------------------
   185520 *   09-24            31.00       185837        09-17          830.00
-------------------------------------------------------------------------------
   185521     09-22            18.00       185838        09-22          650.00
-------------------------------------------------------------------------------
   185525 *   09-29            13.00       185839        09-16        2,530.00
-------------------------------------------------------------------------------
   185526     09-24            39.00       185843 *      09-19          285.00
-------------------------------------------------------------------------------
   185530 *   09-16           472.08       185846 *      09-29          630.00
-------------------------------------------------------------------------------
   185541 *   09-29            34.00       185848 *      09-30          510.80
-------------------------------------------------------------------------------
   185542     09-17            82.19       185849        09-19          269.00
-------------------------------------------------------------------------------
   185567 *   09-16           147.00       185852 *      09-18        1,787.90
-------------------------------------------------------------------------------
   185578 *   09-16           581.46       185853        09-17        7,909.76
-------------------------------------------------------------------------------
   185596 *   09-18           313.20       185857 *      09-17           77.00
-------------------------------------------------------------------------------
   185606 *   09-24            83.37       185858        09-16           54.00
-------------------------------------------------------------------------------
   185615 *   09-18           145.00       185861 *      09-22          249.00
-------------------------------------------------------------------------------
   185616     09-18         2,047.74       185862        09-16          149.43
-------------------------------------------------------------------------------
   185617     09-18         1,434.16       185863        09-17          142.24
-------------------------------------------------------------------------------
   185628 *   09-17           982.29       185869 *      09-29           13.00
-------------------------------------------------------------------------------
   185637 *   09-16           330.61       185870        09-30          107.64
-------------------------------------------------------------------------------
   185657 *   09-17           135.00       185873 *      09-16          234.91
-------------------------------------------------------------------------------
   185662 *   09-25            37.24       185874        09-22          158.97
-------------------------------------------------------------------------------
   185669 *   09-19         3,499.52       185876 *      09-16          876.08
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES INC                                            Page 3 of 16
September 30, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
185878  *     09-19           470.08       185948        09-17          125.49
-------------------------------------------------------------------------------
185879        09-26           121.60       185949        09-23        4,314.00
-------------------------------------------------------------------------------
185884  *     09-22           927.55       185950        09-18           12.65
-------------------------------------------------------------------------------
185886  *     09-18           330.00       185951        09-17          200.08
-------------------------------------------------------------------------------
185887        09-25           475.33       185952        09-17           65.17
-------------------------------------------------------------------------------
185888        09-22            80.00       185953        09-17          139.95
-------------------------------------------------------------------------------
185889        09-19           726.00       185954        09-16            4.15
-------------------------------------------------------------------------------
185890        09-18         6,426.70       185956  *     09-17           20.35
-------------------------------------------------------------------------------
185893  *     09-16         5,013.15       185957        09-24           89.00
-------------------------------------------------------------------------------
185897  *     09-16            59.98       185958        09-18          339.11
-------------------------------------------------------------------------------
185898        09-16           858.49       185959        09-18          199.04
-------------------------------------------------------------------------------
185899        09-16           813.22       185960        09-17           20.45
-------------------------------------------------------------------------------
185900        09-17            73.77       185962  *     09-16          119.74
-------------------------------------------------------------------------------
185901        09-22           360.00       185963        09-22        3,444.14
-------------------------------------------------------------------------------
185902        09-22           243.96       185964        09-22          384.12
-------------------------------------------------------------------------------
185904 *      09-17           102.52       185965        09-16          130.59
-------------------------------------------------------------------------------
185905        09-18            82.33       185966        09-16           50.58
-------------------------------------------------------------------------------
185906        09-19           270.00       185967        09-16          407.53
-------------------------------------------------------------------------------
185907        09-24           109.50       185968        09-16          820.96
-------------------------------------------------------------------------------
185908        09-24           197.90       185969        09-16          220.38
-------------------------------------------------------------------------------
185910  *     09-16           103.00       185970        09-16          284.95
-------------------------------------------------------------------------------
185912  *     09-17         4,474.71       185971        09-24          217.62
-------------------------------------------------------------------------------
185913        09-16            81.74       185972        09-16          183.80
-------------------------------------------------------------------------------
185914        09-18         1,875.56       185973        09-23          182.19
-------------------------------------------------------------------------------
185915        09-16         2,347.59       185974        09-17        1,248.81
-------------------------------------------------------------------------------
185916        09-16             3.40       185975        09-18          221.25
-------------------------------------------------------------------------------
185918  *     09-16         1,938.60       185976        09-16          918.00
-------------------------------------------------------------------------------
185919        09-17         2,304.21       185977        09-19          437.50
-------------------------------------------------------------------------------
185920        09-17           874.68       185978        09-22           91.14
-------------------------------------------------------------------------------
185921        09-18         4,193.82       185979        09-16          442.31
-------------------------------------------------------------------------------
185922        09-23           443.40       185980        09-16           66.26
-------------------------------------------------------------------------------
185923        09-18           385.00       185981        09-16        1,052.93
-------------------------------------------------------------------------------
185924        09-16           396.67       185982        09-23        1,975.00
-------------------------------------------------------------------------------
185925        09-19           167.77       185983        09-16          319.69
-------------------------------------------------------------------------------
185926        09-23           663.30       185984        09-18          258.33
-------------------------------------------------------------------------------
185928  *     09-22           877.50       185985        09-16          465.08
-------------------------------------------------------------------------------
185929        09-22           100.00       185986        09-18           56.51
-------------------------------------------------------------------------------
185930        09-18           157.64       185987        09-19          130.00
-------------------------------------------------------------------------------
185931        09-18            14.00       185988        09-19           45.70
-------------------------------------------------------------------------------
185932        09-17            50.00       185989        09-18          591.14
-------------------------------------------------------------------------------
185933        09-18         2,071.00       185992  *     09-18        1,367.18
-------------------------------------------------------------------------------
185934        09-18         3,314.85       185993        09-18          452.08
-------------------------------------------------------------------------------
185936  *     09-16            36.00       185994        09-16          840.00
-------------------------------------------------------------------------------
185937        09-22         2,412.14       185995        09-22        1,082.82
-------------------------------------------------------------------------------
185939  *     09-17         4,010.88       185996        09-19        1,108.31
-------------------------------------------------------------------------------
185940        09-17           171.87       185997        09-17          393.22
-------------------------------------------------------------------------------
185941        09-22           600.00       185998        09-16          186.50
-------------------------------------------------------------------------------
185944  *     09-16         3,136.00       185999        09-18        2,208.15
-------------------------------------------------------------------------------
185945        09-22            36.10       186000        09-16           97.05
-------------------------------------------------------------------------------
185946        09-18           300.00       186001        09-17          324.82
-------------------------------------------------------------------------------
185947        09-16            68.74       186002        09-16        1,250.00

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 4 of 16
September 30, 2003                                                0001-042424

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
186003        09-19           163.20       186058        09-19        5,547.41
-------------------------------------------------------------------------------
186004        09-19           477.22       186059        09-16       14,699.39
-------------------------------------------------------------------------------
186005        09-19           551.83       186060        09-16       15,274.51
-------------------------------------------------------------------------------
186006        09-22           862.40       186062  *     09-16       12,966.74
-------------------------------------------------------------------------------
186008  *     09-17           184.25       186063        09-17       36,214.15
-------------------------------------------------------------------------------
186009        09-22            78.00       186064        09-19        5,491.02
-------------------------------------------------------------------------------
186010        09-18         2,744.36       186065        09-19        8,012.45
-------------------------------------------------------------------------------
186011        09-18            12.72       186066        09-16        7,614.72
-------------------------------------------------------------------------------
186012        09-16            65.96       186067        09-16       13,824.00
-------------------------------------------------------------------------------
186013        09-19            67.90       186069  *     09-17       15,876.45
-------------------------------------------------------------------------------
186014        09-17           240.00       186070        09-18       14,900.80
-------------------------------------------------------------------------------
186015        09-22            45.00       186071        09-16        6,594.06
-------------------------------------------------------------------------------
186016        09-22           343.98       186072        09-17       38,622,23
-------------------------------------------------------------------------------
186017        09-16           137.49       186074  *     09-19        8,320.00
-------------------------------------------------------------------------------
186018        09-16           273.44       186075        09-16      105,905.82
-------------------------------------------------------------------------------
186019        09-17           830.00       186079  *     09-16       19,900.28
-------------------------------------------------------------------------------
186020        09-16           490.62       186084  *     09-16        8,420.91
-------------------------------------------------------------------------------
186021        09-16            66.40       186086  *     09-16       12,506.58
-------------------------------------------------------------------------------
186022        09-22         1,545.72       186087        09-16       29,331.90
-------------------------------------------------------------------------------
186023        09-16         1,152.05       186088        09-16       21,334.34
-------------------------------------------------------------------------------
196024        09-18            93.34       186089        09-16       67,918.25
-------------------------------------------------------------------------------
186025        09-22           350.28       186090        09-18        7,629.00
-------------------------------------------------------------------------------
186026        09-22            19.58       186091        09-18        5,961.45
-------------------------------------------------------------------------------
186027        09-16            10.43       186092        09-17       15,873.52
-------------------------------------------------------------------------------
186028        09-17           200.78       186093        09-18        6,471.95
-------------------------------------------------------------------------------
186029        09-22           122.66       186094        09-16       21,757.66
-------------------------------------------------------------------------------
186030        09-19           241.75       186095        09-22        8,541.26
-------------------------------------------------------------------------------
186032  *     09-17           430.22       186096        09-17       13,307.98
-------------------------------------------------------------------------------
186033        09-16         4,038.57       186097        09-16       30,772.50
-------------------------------------------------------------------------------
186034        09-19           911.40       186098        09-16       17,300.23
-------------------------------------------------------------------------------
186035        09-22           966.28       186100  *     09-16        5,422.75
-------------------------------------------------------------------------------
186036        09-22           107.94       186102  *     09-19       48,693.20
-------------------------------------------------------------------------------
186037        09-19           480.81       186103        09-29           23.00
-------------------------------------------------------------------------------
186038        09-16         1,818.32       186104        09-22           13.00
-------------------------------------------------------------------------------
186039        09-22            40.00       186108  *     09-23           26.00
-------------------------------------------------------------------------------
186040        09-17            48.45       186111  *     09-18           93.86
-------------------------------------------------------------------------------
186041        09-16           397.50       186112        09-17        9,516.75
-------------------------------------------------------------------------------
186042        09-24           253.96       186114  *     09-17       26,453.95
-------------------------------------------------------------------------------
186043        09-22         2,093.90       186115        09-16      305,357.66
-------------------------------------------------------------------------------
186044        09-18         2,053.69       186116        09-24       42,135.25
-------------------------------------------------------------------------------
186045        09-18           196.80       186117        09-18       77,136.12
-------------------------------------------------------------------------------
186046        09-17         1,550.43       186118        09-18       27,568.33
-------------------------------------------------------------------------------
186047        09-22         1,375.00       186119        09-17        9,987.60
-------------------------------------------------------------------------------
186048        09-17         1,584.29       186120        09-17          495.00
-------------------------------------------------------------------------------
186049        09-18         1,456.07       186121        09-22        1,559.84
-------------------------------------------------------------------------------
186050        09-22           584.00       186122        09-22        2,622.00
-------------------------------------------------------------------------------
186052  *     09-16         2,507.91       186123        09-16          135.20
-------------------------------------------------------------------------------
186054 **     09-19           499.50       186124        09-26          118.77
-------------------------------------------------------------------------------
186055        09-16         1,231.48       186125        09-22           50.00
-------------------------------------------------------------------------------
186056        09-16           523.95       186126        09-16        1,509.12
-------------------------------------------------------------------------------
186057        09-17         2,000.00       186127        09-18          747.95
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 5 of 16
September 30, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
186128        09-17           308.00       186228  *     09-25          621.00
-------------------------------------------------------------------------------
186129        09-25         3,117.50       186230  *     09-23          862.59
-------------------------------------------------------------------------------
186130        09-29        14,000.00       186232  *     09-24          197.17
-------------------------------------------------------------------------------
186132  *     09-22           613.41       186233        09-25          260.34
-------------------------------------------------------------------------------
186133        09-24           356.24       186234        09-24        1,656.00
-------------------------------------------------------------------------------
186134        09-18           188.97       186235        09-24          471.02
-------------------------------------------------------------------------------
186135        09-16            48.42       186236        09-19          291.65
-------------------------------------------------------------------------------
186136        09-25         1,021.00       186237        09-22        3,500.00
-------------------------------------------------------------------------------
186137        09-16           990.00       186238        09-22           63.75
-------------------------------------------------------------------------------
186138        09-17           118.59       186239        09-24        1,226.50
-------------------------------------------------------------------------------
186139        09-17           182.33       186240        09-25        1,342.92
-------------------------------------------------------------------------------
186140        09-19           609.15       186241        09-19        1,653.60
-------------------------------------------------------------------------------
186141        09-26           108.00       186248  *     09-22          410.00
-------------------------------------------------------------------------------
186142        09-22            32.00       186250  *     09-24           88.02
-------------------------------------------------------------------------------
186143        09-18           705.45       186251        09-24           26.00
-------------------------------------------------------------------------------
186145  *     09-22            49.40       186258  *     09-30          648.00
-------------------------------------------------------------------------------
186146        09-16        17,281.63       186262  *     09-18          395.01
-------------------------------------------------------------------------------
186147        09-17        14,000.00       186264  *     09-26           86.40
-------------------------------------------------------------------------------
186148        09-23         9,837.36       186273  *     09-19          410.00
-------------------------------------------------------------------------------
186149        09-19        15,261.78       186274        09-22           51.84
-------------------------------------------------------------------------------
186150        09-26           216.00       186279  *     09-29           86.40
-------------------------------------------------------------------------------
186151        09-30           129.60       186280        09-18           31.27
-------------------------------------------------------------------------------
186152        09-25           604.80       186281        09-24          925.60
-------------------------------------------------------------------------------
186153        09-25           475.20       186282        09-18          579.63
-------------------------------------------------------------------------------
186159  *     09-26           129.60       186283        09-25           59.98
-------------------------------------------------------------------------------
186167  *     09-17           500.00       186284        09-24           95.99
-------------------------------------------------------------------------------
186171  *     09-17           873.77       186285        09-26        1,055.18
-------------------------------------------------------------------------------
186179  *     09-22           192.00       186286        09-25        1,128.96
-------------------------------------------------------------------------------
186180        09-29           216.00       186287        09-22          546.52
-------------------------------------------------------------------------------
186181        09-23           192.00       186288        09-25          502.22
-------------------------------------------------------------------------------
186187  *     09-24             5.10       186289        09-25        4,651.92
-------------------------------------------------------------------------------
186191  *     09-17         1,150.00       186290        09-25        1,849.12
-------------------------------------------------------------------------------
186192        09-16           299.75       186291        09-25          684.22
-------------------------------------------------------------------------------
186194  *     09-23           908.00       186292        09-24       23,700.00
-------------------------------------------------------------------------------
186195        09-22           375.08       186294  *     09-26        5,300.40
-------------------------------------------------------------------------------
186196        09-29        57,257.40       186295        09-23        5,804.00
-------------------------------------------------------------------------------
186197        09-17           104.50       186296        09-23          502.00
-------------------------------------------------------------------------------
186198        09-24         1,937.12       186297        09-23           53.60
-------------------------------------------------------------------------------
186199        09-24           151.80       186299  *     09-29          174.19
-------------------------------------------------------------------------------
186200        09-23         1,177.55       186300        09-24          263.23
-------------------------------------------------------------------------------
186201        09-18           228.79       186302  *     09-23          941.81
-------------------------------------------------------------------------------
186202        09-22           172.91       186303        09-23          300.00
-------------------------------------------------------------------------------
186203        09-18         1,839.00       186304        09-23          103.02
-------------------------------------------------------------------------------
186204        09-17     1,009,741.42       186306  *     09-26          434.70
-------------------------------------------------------------------------------
186205        09-25            96.18       186307        09-29        2.040.00
-------------------------------------------------------------------------------
186206        09-29           788.48       186308        09-29          113.00
-------------------------------------------------------------------------------
186208  *     09-23           227.00       186309        09-22        3,354.91
-------------------------------------------------------------------------------
186209        09-26            98.43       186310        09-24           58.58
-------------------------------------------------------------------------------
186212  *     09-25            37.00       186311        09-24          297.00
-------------------------------------------------------------------------------
186213        09-22           518.25       186312        09-25          305.10
-------------------------------------------------------------------------------
186214        09-25           702.61       186313        09-23        2,022.24
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 7 of 16
September 30, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
186433        09-23            11.35       186489        09-25          719.05
-------------------------------------------------------------------------------
186434        09-25         3,940.61       186590        09-23          258.96
-------------------------------------------------------------------------------
186435        09-23           719.37       186491        09-24        1,779.09
-------------------------------------------------------------------------------
186436        09-29         1,140.73       186492        09-25          183.33
-------------------------------------------------------------------------------
186437        09-30           169.24       186493        09-24           77.96
-------------------------------------------------------------------------------
186438        09-29           824.00       186496  *     09-24          277.29
-------------------------------------------------------------------------------
186439        09-25           790.53       186498  *     09-23           93.12
-------------------------------------------------------------------------------
186440        09-29           695.49       186499        09-29        1,512.00
-------------------------------------------------------------------------------
186441        09-26           361.44       186500        09-23           63.30
-------------------------------------------------------------------------------
186442        09-25           397.07       186501        09-29        3,795.00
-------------------------------------------------------------------------------
186443        09-24            20.00       186502        09-23          170.10
-------------------------------------------------------------------------------
186444        09-25           128.00       186504  *     09-23          108.33
-------------------------------------------------------------------------------
186445        09-22           111.50       186505        09-25          450.00
-------------------------------------------------------------------------------
186446        09-25           349.44       186507  *     09-29          184.40
-------------------------------------------------------------------------------
186447        09-30            18.00       186508        09-24        7,800.00
-------------------------------------------------------------------------------
186448        09-22           791.26       186509        09-24        5,010.00
-------------------------------------------------------------------------------
186449        09-24           377.50       186510        09-24       17,361.25
-------------------------------------------------------------------------------
186450        09-24           362.47       186512  *     09-24       10,098.86
-------------------------------------------------------------------------------
186451        09-23           183.33       186513        09-23       13,568.32
-------------------------------------------------------------------------------
186452        09-26           733.67       186514        09-25        7,321.16
-------------------------------------------------------------------------------
186454  *     09-24            28.00       186515        09-23       18,519.46
-------------------------------------------------------------------------------
186455        09-26           375.00       186516        09-29       28,681.54
-------------------------------------------------------------------------------
186456        09-25           385.00       186517        09-23        5,423.37
-------------------------------------------------------------------------------
186457        09-25         4,043.64       186518        09-23        8,311.58
-------------------------------------------------------------------------------
186458        09-23           492.58       186519        09-23       54,627.94
-------------------------------------------------------------------------------
186459        09-23           490.62       186520        09-23       16,440.00
-------------------------------------------------------------------------------
186460        09-26         1,035.00       186521        09-24        9,093.16
-------------------------------------------------------------------------------
186461        09024           131.40       186522        09-24        5,102.75
-------------------------------------------------------------------------------
186462        09-24         1,902.67       186523        09-29        7,670.58
-------------------------------------------------------------------------------
186464  *     09-30           270.83       186526  *     09-25       15,150.75
-------------------------------------------------------------------------------
186465        09-24            71.76       186527        09-23       18,469.42
-------------------------------------------------------------------------------
186466        09-22            78.12       186528        09-22       13,718.45
-------------------------------------------------------------------------------
186467        09-23           109.79       186529        09-26       30,259.49
-------------------------------------------------------------------------------
186468        09-26           540.93       186533  *     09-22       24,171.09
-------------------------------------------------------------------------------
186471  *     09-24           422.38       186539  *     09-23       11,807.85
-------------------------------------------------------------------------------
186472        09-23           151.50       186540        09-26       24,209.91
-------------------------------------------------------------------------------
186473        09-25         1,453.03       186541        09-29       71,475.65
-------------------------------------------------------------------------------
186474        09-24         1,345.44       186542        09-23        9,564.75
-------------------------------------------------------------------------------
186475        09-23           871.66       186543        09-29        6,600.00
-------------------------------------------------------------------------------
186476        09-25            35.00       186544        09-26       65,552.44
-------------------------------------------------------------------------------
186477        09-29           618.00       186546  *     09-24       11,770.11
-------------------------------------------------------------------------------
186478        09-23         3,760.30       186547        09-23        9,433.86
-------------------------------------------------------------------------------
186479        09-25            87.04       186548        09-23        5,808.23
-------------------------------------------------------------------------------
186480        09-26         1,590.00       186549        09-24       63,890.00
-------------------------------------------------------------------------------
186481        09-23            45.62       186552  *     09-26        5,178.38
-------------------------------------------------------------------------------
186482        09-24           106.20       186553        09-25       13,440.00
-------------------------------------------------------------------------------
186483        09-24         1,095.14       186556  *     09-24        1,117.65
-------------------------------------------------------------------------------
186484        09-23           247.45       186557        09-26        3,450.00
-------------------------------------------------------------------------------
186486  *     09-23            30.00       186558        09-25          925.60
-------------------------------------------------------------------------------
186487        09-24            66.90       186559        09-24        3,875.00
-------------------------------------------------------------------------------
186488        09-23         1,026.78       186560        09-24          885.91
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 6 of 16
September 30, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
186314        09-24           262.36       186374        09-24          663.79
-------------------------------------------------------------------------------
186315        09-25         1,829.25       186375        09-23          439.49
-------------------------------------------------------------------------------
186316        09-26         3,200.00       186376        09-22          107.40
-------------------------------------------------------------------------------
186317        09-23           855.39       186378  *     09-24          223.73
-------------------------------------------------------------------------------
186318        09-23           119.56       186379        09-26          175.00
-------------------------------------------------------------------------------
186319        09-24            88.17       186380        09-26           77.39
-------------------------------------------------------------------------------
186320        09-23           576.50       186381        09-25          150.00
-------------------------------------------------------------------------------
186322  *     09-30            65.00       186382        09-23          183.85
-------------------------------------------------------------------------------
186323        09-23         2,642.55       186383        09-23           41.21
-------------------------------------------------------------------------------
186324        09-25            47.92       186384        09-23           92.00
-------------------------------------------------------------------------------
186325        09-24           695.79       186385        09-23        1,682.30
-------------------------------------------------------------------------------
186326        09-26           216.56       186386        09-23           54.62
-------------------------------------------------------------------------------
186327        09-25           510.41       186387        09-24          251.38
-------------------------------------------------------------------------------
186328        09-22           145.82       186388        09-23          101.27
-------------------------------------------------------------------------------
186329        09-22         1,384.95       186389        09-23           93.75
-------------------------------------------------------------------------------
186330        09-24            35.78       186390        09-24          400.00
-------------------------------------------------------------------------------
186331        09-22         2,720.00       186392  *     09-25          407.53
-------------------------------------------------------------------------------
186332        09-24            33.75       186393        09-24        1,273.30
-------------------------------------------------------------------------------
186334  *     09-22           212.93       186394        09-23        4,598.07
-------------------------------------------------------------------------------
186336  *     09-24            33.06       186395        09-26          336.68
-------------------------------------------------------------------------------
186337        09-22           830.72       186396        09-23           12.16
-------------------------------------------------------------------------------
186338        09-24           754.42       186398  *     09-26          114.60
-------------------------------------------------------------------------------
186339        09-23            91.67       186400  *     09-29           61.57
-------------------------------------------------------------------------------
186340        09-26           231.66       186401        09-23           97.34
-------------------------------------------------------------------------------
186341        09-23         1,163.84       186402        09-25        2,998.75
-------------------------------------------------------------------------------
186342        09-26         1,800.00       186403        09-23        2,629.66
-------------------------------------------------------------------------------
186343        09-23            79.74       186406  *     09-25        1,377.04
-------------------------------------------------------------------------------
186345  *     09-25           405.29       186407        09-25          503.12
-------------------------------------------------------------------------------
186346        09-23            82.77       186408        09-24        1,941.13
-------------------------------------------------------------------------------
186374        09-24           872.85       186409        09-24           81.05
-------------------------------------------------------------------------------
186348        09-23           764.53       186410        09-25          750.00
-------------------------------------------------------------------------------
186349        09-29         1,905.90       186411        09-24        1,040.00
-------------------------------------------------------------------------------
186351  *     09-26         1,625.50       186413  *     09-23           53.79
-------------------------------------------------------------------------------
186352        09-25           196.96       186414        09-24        3,500.00
-------------------------------------------------------------------------------
186353        09-25           400.00       186415        09-23        2,570.70
-------------------------------------------------------------------------------
186355  *     09-24            49.97       186416        09-23          837.50
-------------------------------------------------------------------------------
186356        09-26         2,243.12       186417        09-23          147.54
-------------------------------------------------------------------------------
186359  *     09-23         4,693.20       186418        09-23          706.44
-------------------------------------------------------------------------------
186360        09-24            54.44       186419        09-23        3,234.15
-------------------------------------------------------------------------------
186361        09-23           366.74       186420        09-23          799.68
-------------------------------------------------------------------------------
186362        09-22           740.43       186421        09-25           55.45
-------------------------------------------------------------------------------
186386        09-23         2,156.00       186422        09-29          584.58
-------------------------------------------------------------------------------
186364        09-24         2,004.00       186423        09-25          139.18
-------------------------------------------------------------------------------
186365        09-26           300.00       186424        09-25        4,863.85
-------------------------------------------------------------------------------
186366        09-23           468.74       186425        09-22            6.61
-------------------------------------------------------------------------------
186386  *     09-25           243.88       186426        09-26        3,466.70
-------------------------------------------------------------------------------
186369        09-29         4,314.00       186427        09-25          590.00
-------------------------------------------------------------------------------
186370        09024           818.49       186428        09-25           79.92
-------------------------------------------------------------------------------
186371        09-24           591.71       186429        09-29           72.26
-------------------------------------------------------------------------------
186371        09-25           820.24       186430        09-23        4,723.29
-------------------------------------------------------------------------------
186373        09-24           634.33       186432  *     09-22          146.87
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 8 of 16
September 30, 2003                                                0001-028588

Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
186561        09-23           145.62       186646  *     09-26          733.32
-------------------------------------------------------------------------------
186562        09-30         4,006.20       186648  *     09-29          275.00
-------------------------------------------------------------------------------
186564  *     09-26           449.28       186649        09-25        2,457.72
-------------------------------------------------------------------------------
186565        09-24            18.58       186650        09-30          225.00
-------------------------------------------------------------------------------
186566        09-30            25.48       186651        09-30          225.00
-------------------------------------------------------------------------------
186567        09-25         2,198.00       186654  *     09-26          535.00
-------------------------------------------------------------------------------
186568        09-24         4,736.31       186659  *     09-29          953.00
-------------------------------------------------------------------------------
186570  *     09-25           740.00       18666  *      09-29          300.00
-------------------------------------------------------------------------------
186573  *     09-23         6,208.00       186667        09-26           85.00
-------------------------------------------------------------------------------
186574        09-24        12,924.00       186669  *     09-29          672.50
-------------------------------------------------------------------------------
186575        09-25           486.00       186672  *     09-26          250.00
-------------------------------------------------------------------------------
186576        09-26           253.49       186674  *     09-29        2,988.70
-------------------------------------------------------------------------------
186577        09-25           369.79       186676  *     09-30          927.55
-------------------------------------------------------------------------------
186578        09-29         1,936.84       186678  *     09-26          734.64
-------------------------------------------------------------------------------
186579        09-24           745.31       186680  *     09-26        2,197.65
-------------------------------------------------------------------------------
186580        09-24           435.55       186685  *     09-30       78,016.22
-------------------------------------------------------------------------------
186584  *     09-29            41.90       186690  *     09-30          338.10
-------------------------------------------------------------------------------
186585        09-26            20.83       186694  *     09-29          150.00
-------------------------------------------------------------------------------
186587  *     09-29            44.56       186700  *     09-30        1,913.60
-------------------------------------------------------------------------------
186590  *     09-29            36.00       186706  *     09-30        7,400.00
-------------------------------------------------------------------------------
186592  *     09-25         1,045.14       186707        09-30       10,580.00
-------------------------------------------------------------------------------
186593        09-29           280.45       186708        09-29        8,072.00
-------------------------------------------------------------------------------
186594        09-29           853.50       186712  *     09-30        2,842.00
-------------------------------------------------------------------------------
186595        09-30           469.85       186713        09-30        3,871.72
-------------------------------------------------------------------------------
186598  *     09-25            50.00       186716  *     09-30        1,253.66
-------------------------------------------------------------------------------
186599        09-25           535.00       186719  *     09-30           34.64
-------------------------------------------------------------------------------
186601  *     09-24           843.00       186721  *     09-30        2,744.78
-------------------------------------------------------------------------------
186602        09-29           904.69       186722        09-30        2,968.99
-------------------------------------------------------------------------------
186603        09-26           673.61       186723        09-29          119.58
-------------------------------------------------------------------------------
186607  *     09-29           450.00       186726  *     09-30          218.75
-------------------------------------------------------------------------------
186608        09-24           156.02       186728  *     09-30        1,158.93
-------------------------------------------------------------------------------
186609        09-29           130.34       186729        09-30           77.74
-------------------------------------------------------------------------------
186610        09-29           175.00       186738  *     09-30        2,040.00
-------------------------------------------------------------------------------
186614  *     09-25           293.71       186741  *     09-30          179.21
-------------------------------------------------------------------------------
186615        09023           100.00       186743  *     09-29          908.00
-------------------------------------------------------------------------------
186616        09-29           142.06       186746  *     09-30        4,647.07
-------------------------------------------------------------------------------
186619  *     09-24           166.71       186748  *     09-30        3,528.00
-------------------------------------------------------------------------------
186620        09-23           205.32       186751  *     09-30          172.42
-------------------------------------------------------------------------------
186621        09-25           127.81       186752        09-30          832.49
-------------------------------------------------------------------------------
186622        09-25            42.00       186755  *     09-30        4,314.00
-------------------------------------------------------------------------------
186623        09-24           230.00       186758  *     09-30        2,864.30
-------------------------------------------------------------------------------
186625  *     09-30           115.41       186763  *     09-30           77.39
-------------------------------------------------------------------------------
186626        09-26            29.55       186764        09-29        1,011.65
-------------------------------------------------------------------------------
186628  *     09-24           208.70       186768        09-30          225.82
-------------------------------------------------------------------------------
186629        09-25           400.03       186773  *     09-30        3,178.49
-------------------------------------------------------------------------------
186630        09-24        22,352.94       186774        09-30        2,205.98
-------------------------------------------------------------------------------
186635  *     09-25           250.00       186775        09-30          423.65
-------------------------------------------------------------------------------
186638  *     09-29         6,700.00       186781  *     09-30           59.90
-------------------------------------------------------------------------------
186639        09-29         6,040.00       186788  *     09-30          257.04
-------------------------------------------------------------------------------
186642  *     09-25        38,197.00       186788  *     09-30          493.88
-------------------------------------------------------------------------------
186643        09-29        35,531.48       186790  *     09-30        1,025.79

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                          Page 9 of 16
September 30, 2003                                                0001-028588


Number        Date            Amount       Number        Date           Amount
-------------------------------------------------------------------------------
187691        09-29           650.97       186877  *     09-26          375.00
-------------------------------------------------------------------------------
186792        09-30            80.00       186884  *     09-30        1,638.19
-------------------------------------------------------------------------------
186796  *     09-30         2,106.24       186891  *     09-30          291.04
-------------------------------------------------------------------------------
186797        09-30           187.62       186894  *     09-30          209.90
-------------------------------------------------------------------------------
186799  *     09-30           294.79       186897  *     09-29        1,036.10
-------------------------------------------------------------------------------
186800        09-30           642.13       186903  *     09-30        2,192.60
-------------------------------------------------------------------------------
186801        09-30         1,674.99       186910  *     09-30       10,912.50
-------------------------------------------------------------------------------
186804  *     09-30         1,104.36       186911        09-30       11,640.37
-------------------------------------------------------------------------------
186806  *     09-30           528.12       186913  *     09-30        8,407.46
-------------------------------------------------------------------------------
186807        09-30           448.96       186914        09-30       12,133.68
-------------------------------------------------------------------------------
18609  *      09-30           210.42       186918  *     09-30        5,938.00
-------------------------------------------------------------------------------
186812  *     09-30           962.59       186925  *     09-30       14,040.00
-------------------------------------------------------------------------------
186815  *     09-30            64.62       186926        09-30       48,861.12
-------------------------------------------------------------------------------
186825  *     09-30            91.66       186929  *     09-29       19,442.77
-------------------------------------------------------------------------------
186826        09-29         1,682.30       186933  *     09-29      153,975.79
-------------------------------------------------------------------------------
186829  *     09-30           347.00       186938  *     09-30        8,936.88
-------------------------------------------------------------------------------
186831  *     09-30           570.00       186940  *     09-30       31,236.15
-------------------------------------------------------------------------------
186835  *     09-30           575.37       186945  *     09-30        7,340.05
-------------------------------------------------------------------------------
186838  *     09-30           786.46       186947  *     09-30       47,403.80
-------------------------------------------------------------------------------
186839        09-30         1,179.38       186961  *     09-30           98.69
-------------------------------------------------------------------------------
186842        09-30           100.47       186962        09-30        1,428.96
-------------------------------------------------------------------------------
186847  *     09-30         4,403.36       186964  *     09-29          217.08
-------------------------------------------------------------------------------
186862  *     09-30           465.60       186968  *     09-30          804.00
-------------------------------------------------------------------------------
186866  *     09-29           273.14       186984  *     09-30        1,400.00
-------------------------------------------------------------------------------
186868  *     09-30           397.50       186993  *     09-30        1,703.00
-------------------------------------------------------------------------------
186869        09-30            62.91       186998  *     09-30        8,868.69
-------------------------------------------------------------------------------
186872  *     09-30           760.03       *  Skip in check sequence


DEBITS


Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-16         Outgoing Wire Trnsfr                                  375,000.00
                  BOH FUNDS TRANSFER 091603 030916001141701
                  DO 028791
-------------------------------------------------------------------------------
09-16         Outgoing Wire Trnsfr                                   58,153.88
                  BOH FUNDS TRANSFER 091603 030916001142701
                  DO 028792
-------------------------------------------------------------------------------
09-16         Outgoing Wire Trnsfr                                   15,498.00
                  BOH FUNDS TRANSFER 091603 030916001148701
                  DO 028794
-------------------------------------------------------------------------------
09-16         Outgoing Wire Trnsfr                                    5,252.38
                  BOH FUNDS TRANSFER 091603 030916001143701
                  DO 028793
-------------------------------------------------------------------------------
09-16         ACH Debit                                                  49.77
                  INTL BANKING DEP TRADE_SCVC 091603 ISB SO81739-CAN001
                  LETTER OF CREDIT
-------------------------------------------------------------------------------
09-16         Automatic Transfer                                     24,165.67
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 10 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-16         Automatic Transfer                                      4,732.32
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
-------------------------------------------------------------------------------
09-16         Automatic Transfer                                    612,928.90
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------
09-16         Automatic Trnsfr                                        9,423.86
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
-------------------------------------------------------------------------------
09-16         Automatic Transfer                                        709.83
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
-------------------------------------------------------------------------------
09-17         Debit Memo                                                  7.89
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                  355,000.00
                  BOH FUNDS TRANSFER 091703 030917001038701
                  DO 028846
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                   84,168.00
                  BOH FUNDS TRANSFER 091703 030917001040701
                  DO 0208847
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                    9,437.09
                  BOH FUNDS TRANSFER 091703 030917001037701
                  DO 028845
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                    6,120.00
                  BOH FUNDS TRANSFER 091703 030917001029701
                  DO 028843
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                    1,364.00
                  BOH FUNDS TRANSFER 091603 030917001034701
                  DO 028844
-------------------------------------------------------------------------------
09-17         Outgoing Wire Trnsfr                                      388.62
                  BOH FUNDS TRANSFER 091703 030917001043701
                  DO 028848
-------------------------------------------------------------------------------
09-17         ACH Debit                                           2,799,814.69
                  HAWAIIAN AIR PAYROLL 030917 - SETT - B HAWNAIR
-------------------------------------------------------------------------------
09-17         ACH Debit                                               5,843.75
                  INTL BANKING DEP TRADE_SVCS 091703 ISB S082037-PST001
                  LETTER OF CREDIT
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                      9,978.63
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                      2,525.97
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                      2.940.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                      1,376.99
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0800463693
-------------------------------------------------------------------------------
09-18         Debit Memo                                                  4.98

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 11 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-18         Outgoing Wire Trnsfr                                   30,500.00
                  BOH FUNDS TRANSFER 091803 030918000932701
                  CO 028890
-------------------------------------------------------------------------------
09-18         ACH Debit                                               9,448.24
                  BP WEST COAST PR EFT DEBIT 260440310014299
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                      4,129.08
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                      9,514.63
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                  1,751,459.57
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                     16,600.00
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                        650.82
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                    6,150.78
                  BOH FUNDS TRANSFER 091903 030919000893701
                  10834696
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                  460,404.70
                  BOH FUNDS TRANSFER 091903 030919001112701
                  DO 028966
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                  306,106.00
                  BOH FUNDS TRANSFER 091903 030919001193701
                  IN 008494
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                  305,120.33
                  BOH FUNDS TRANSFER 091903 030919001137701
                  DO 028970
-------------------------------------------------------------------------------
09-19         Outgoing Wire Transfer                                250,000.00
                  BOH FUNDS TRANSFER 091903 030919001136701
                  DO 028969
-------------------------------------------------------------------------------
09-19         Outgoing Wire Transfer                                159,105.61
                  BOH FUNDS TRANSFER 091903 030919001138701
                  DO 028971
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                  115,004.38
                  BOH FUNDS TRANSFER 091903 030919001110701
                  DO 028965
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                   82,166.00
                  BOH FUNDS TRANSFER 091903 030919001139701
                  DO 028972
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                   57,989.89
                  BOH FUNDS TRANSFER 091903 030919001125701
                  DO 028968
-------------------------------------------------------------------------------
09-19         Outgoing Wire Trnsfr                                   57,000.00
                  BOH FUNDS TRANSFER 091903 030919001116701
                  DO 028967
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 12 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-19         ACH Debit                                           1,260,617.25
                  HAWAIIAN AIRLINE TAX PMTS 030919-SETT-BOH MAXUS
-------------------------------------------------------------------------------
09-19         ACH Debit                                              90,388.84
                  BP WEST COAST PR EFT DEBIT 261440418015099
-------------------------------------------------------------------------------
09-19         ACH Debit                                               6,264.71
                  BBC ACCT XFER TRANSFER
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                     89,741.97
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014129
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                      2,391.16
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001014137
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                     29,434.87
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0001028677
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                        298.08
                  TRANSFER TO DEPOSIT SYSTEM ACCOUNT
                  0080463693
-------------------------------------------------------------------------------
09-22         Debit Memo                                                  5.62
-------------------------------------------------------------------------------
09-22         Outgoing Wire Trnsfr                                  234,417.66
                  BOH FUNDS TRANSFER 092203 030922001205701
                  DO 029019
-------------------------------------------------------------------------------
09-22         ACH Debit                                             366,051.39
                  BP WEST COAST PR EFT DEBIT 262440718014999
-------------------------------------------------------------------------------
09-22         ACH Debit                                              14,269.64
                  EMPLOYMENT DEVEL EDD EFTPMT 091903 TXP*08817066*01100 *030919*T*201182*T*1426964\
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                    130,295.44
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                      3,921.82
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                  3,113,790.08
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                      2,834.48
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001029677
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                        329.55
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------
09-23         Outgoing Wire Trnsfr                                  375,000.00
                  BOH FUNDS TRANSFER 092303 030923000952701
                  DO 029054
-------------------------------------------------------------------------------
09-23         ACH Debit                                           1,950,923.20
                  HAWAIIAN AIRLINE TAX PMTS 030923 - SETT-BOH MAXUS
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                    175,667.71
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 13 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                      3,413.46
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                      9,767.68
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                        162.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------
09-24         Debit Memo                                              2,087.82
-------------------------------------------------------------------------------
09-24         Outgoing Wire Trnsfr                                  348,000.00
                BOH FUNDS TRANSFER 092403 030924001016701
                DO 029099
-------------------------------------------------------------------------------
09-24         Automatic Transfer                                     69,997.64
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------
09-24         Automatic Transfer                                        506.34
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------
09-24         Automatic Transfer                                  3,261,828.49
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-24         Automatic Transfer                                        541.92
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------
09-25         Outgoing Wire Trnsfr                                   28,700.00
                BOH FUNDS TRANSFER 092503 030925001347701
                DO 029150
-------------------------------------------------------------------------------
09-25         Outgoing Wire Trnsfr                                    3,361.68
                BOH FUNDS TRANSFER 092503 030925001345701
                DO 029149
-------------------------------------------------------------------------------
09-25         ACH Debit                                              23,910.62
                BP WEST COAST PR EFT DEBIT 267440919015999
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                     35,476.58
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                        648.76
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                  1,978,202.92
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                     10,000.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                        413.05
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                  892,559.92
                BOH FUNDS TRANSFER 092603 030926001332701
                DO 029227

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 14 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                  250,000.00
                BOH FUNDS TRANSFER 092603 030926001328701
                DO 029226
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                  185,499.84
                BOH FUNDS TRANSFER 092603 030926001312701
                DO 029224
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                  115,004.38
                BOH FUNDS TRANSFER 092603 030926001322701
                DO 029225
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                   38,136.43
                BOH FUNDS TRANSFER 092603 030926001386701
                DO 029229
-------------------------------------------------------------------------------
09-26         Outgoing Wire Trnsfr                                   26,372.10
                BOH FUNDS TRANSFER 092603 030926001309701
                DO 029223
-------------------------------------------------------------------------------
09-26         ACH Debit                                             277,200.00
                HAWAIIAN AIRLINE TAX PMTS 030926 -SETT-BOH MAXUS
-------------------------------------------------------------------------------
09-26         ACH Debit                                              92,760.00
                BP WEST COAST PR EFT DEBIT 268441118016099
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                     25,848.96
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                         87.02
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                    174,824.00
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                        153.11
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                      2,600.58
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------
09-29         Outgoing Wire Trnsfr                                   23,661.65
                BOH FUNDS TRANSFER 092903 030929001720701
                10823232
-------------------------------------------------------------------------------
09-29         Outgoing Wire Trnsfr                                    4,495.70
                BOH FUNDS TRANSFER 092903 030929002184701
                10845044
-------------------------------------------------------------------------------
09-29         ACH Debit                                             197,710.41
                BP WEST COAST PR EFT DEBIT 269441510012399
-------------------------------------------------------------------------------
09-29         ACH Debit                                              96,600.07
                HAWAIIAN AIRLINE TAX PMTS 030929 -SETT-BOH MAXUS
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                     17,089.63
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                      1,034.84
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 15 of 16
September 30, 2003                                                0001-028588

Date          Description                                         Subtractions
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                  2,868,614.15
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                      3,824.95
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                      4,371.80
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------
09-30         Debit Memo                                          5,000,000.00
-------------------------------------------------------------------------------
09-30         Outgoing Wire Trnsfr                                5,000,000.00
                BOH FUNDS TRANSFER 093003 030930001968701
                DO 029363
-------------------------------------------------------------------------------
09-30         Outgoing Wire Trnsfr                                  364,577.12
                BOH FUNDS TRANSFER 093003 030930001328701
                DO 029324
-------------------------------------------------------------------------------
09-30         Outgoing Wire Trnsfr                                  203,100.00
                BOH FUNDS TRANSFER 093003 030930001324701
                DO 029323
-------------------------------------------------------------------------------
09-30         Outgoing Wire Trnsfr                                   72,923.65
                BOH FUNDS TRANSFER 093003 030930001315701
                DO 029322
-------------------------------------------------------------------------------
09-30         ACH Debit                                               8,597.11
                BBC ACCT XFER TRANSFER
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                     15,558.96
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                        487.87
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                      1,500.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                      1,793.35
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693


CREDITS


Date          Description                                            Additions
-------------------------------------------------------------------------------
09-16         Automatic Transfer                                  2,181,666.34
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                    739,085.69
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-17         Automatic Transfer                                  2,980,540.56
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------

Bank of Hawaii

HAWAIIAN AIRLINES, INC.                                         Page 16 of 16
September 30, 2003                                                0001-028588

Date          Description                                            Additions
-------------------------------------------------------------------------------
09-18         Automatic Transfer                                  2,217,259.08
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                  2,167,823.02
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-19         Automatic Transfer                                  1,160,938.69
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-22         Automatic Transfer                                  5,416,065.53
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                  1,839.300.58
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-23         Automatic Transfer                                    903,527.94
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-24         Automatic Transfer                                  3,147,776.54
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-25         Automatic Transfer                                  1,645,958.51
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-26         Automatic Transfer                                  2,305,743.95
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-26         Transfer Credit                                       194,250.00
                TRANSFER FROM DEPOSIT ACCOUNT 6801198742
-------------------------------------------------------------------------------
09-29         Automatic Transfer                                  5,807,374.47
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                  5,943,819.66
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------
09-30         Automatic Transfer                                  5,050,823.58
                TRANSFER FROM DEPOSIT SYSTEM ACCOUNT
                0001042424
-------------------------------------------------------------------------------

DAILY BALANCES

Date              Amount      Date            Amount      Date           Amount
-------------------------------------------------------------------------------
09-15       3,512,269.00      09-19     2,572,072.00      09-25    2,599,847.00
-------------------------------------------------------------------------------
09-16       3,334,706.00      09-22     4,010,952.00      09-26    2,855,895.00
-------------------------------------------------------------------------------
09-17       2,493,475.00      09-23     3,981,923.00      09-29    4,992,990.00
-------------------------------------------------------------------------------
09-18       2,630,398.00      09-24     3,166,419.00      09-30    4,926,225.00
-------------------------------------------------------------------------------